UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Alight, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
PRELIMINARY PROXY STATEMENT –  SUBJECT TO COMPLETION    DATED APRIL 16, 2026
In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Alight, Inc. intends to release definitive copies of this proxy statement to security holders on or about April 30, 2026.
2026
Proxy
Statement
OUR WAY FORWARD
THREE OPERATING PRINCIPLES
Deliver service and operational excellence
Innovate products that create real value and
actionable insights
Build relationships that result in enduring,
trusted partnerships

Letter to Stockholders
April [•], 2026
DEAR FELLOW ALIGHT STOCKHOLDERS
On behalf of the entire Board of Directors, thank you for your continued trust and investment in Alight. We invite you to attend Alight’s 2026 annual meeting of stockholders, scheduled to be held on June 10, 2026, at 1:00 p.m. Central Time in a virtual meeting format, via live webcast. The accompanying Notice of Annual Meeting of Stockholders and Proxy
Statement detail the matters to be considered. Also included are a proxy card and postage-paid return envelope.
We look forward to many exciting opportunities in 2026. We start the year with a strong cash position and an undrawn revolving credit facility. We had a unique opportunity to reevaluate our future capital allocation strategy given the deferral of our tax receivable agreement payments in 2027 and 2028. We believe dividends are not the most efficient use of our capital at this time and, as a result, we decided to prioritize deleveraging and opportunistic share repurchases in addition to reinvesting in the business. We believe unlocking our capital allocation gives us the flexibility to maximize long-term shareholder value.
We enter 2026 with a continued focus on execution. We have a clear understanding of the work ahead and a sharpened near-term strategy designed to strengthen our operational foundation and position Alight for long-term, profitable growth.
Across our client base, one message is unmistakably consistent: our clients want to be with Alight. They rely on us to help navigate increasingly complex health, wealth and leave programs, and they expect flawless service, modern experiences and strategic insights that drive better outcomes for their employees. This reinforces our conviction in Alight’s competitive advantages and value proposition that define our company—our scale, our deep domain expertise and our ability to orchestrate benefits experiences with precision, empathy and care.
To deliver on this opportunity, we have established three operating principles that guide our work and unify the organization. To support these efforts, we are planning to re-invest more than $100 million in 2026.
1. Deliver service and operational excellence
We are transforming our delivery operations—modernizing process workflows, enhancing call center capabilities and accelerating the insourcing of critical delivery service capabilities. These actions address the “last mile” of service quality where flawless execution matters most, and they support our commitment that 99% is not enough when participants depend on us during their most critical moments.

Letter to Stockholders
2. Innovate products that create real value and actionable insights
Alight’s data lake—enriched by decades of participant interactions—uniquely positions us to deliver more personalized, predictive and outcome-driven experiences. Enabled by AI, we are re-imagining user experiences and delivering actionable insights for our clients and their people. For example, our conversational AI pilot during fall annual enrollment with two major clients led to meaningful reductions in channel switching, demonstrating our use of technology to power confident decisions while realizing efficiencies in our own operations. In 2026, we will further scale AI-driven navigation and continue shaping a benefits experience centered on simplicity, clarity and proactive support. We are strengthening our solutions-based approach by appointing leaders with deep industry expertise for our Health & Navigation, Wealth and
Leaves solutions to drive innovation and close product gaps.
3. Build relationships that result in enduring, trusted partnerships
The recent merger of our commercial and client management teams allows us to better serve current clients, expand opportunities within our existing base and more effectively pursue new clients. In addition, our operating efficiency, expertise and breadth of solution offerings position us well to vigorously establish new partner collaborations that allow us to serve as the front door to a holistic benefits experience. Deepening relationships—built on trust, responsiveness and strategic guidance—remain essential to strengthening renewals and to durable, predictable growth. Our commitment is simple: when clients call, we show up.
Our priorities are clear, and our leadership team and colleagues are aligned around the actions required to build momentum and expand our market position. With disciplined execution across our operating principles, we believe Alight is well positioned to return to sustained, profitable growth.
Sincerely,
Rohit Verma, Chief Executive Officer and Director

Notice of Annual Meeting of Stockholders
2025 PROXY STATEMENT
ALIGHT, INC.
Notice of Annual
Meeting of Stockholders
The 2026 annual meeting of stockholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”)
of Alight, Inc. (the “Company”) will be held virtually on Wednesday, June 10, 2026 at 1:00 p.m. Central Time.
VIRTUAL LOCATION
You can attend the Annual Meeting online, vote your shares
electronically and submit your questions during the Annual
Meeting by visiting www.virtualshareholdermeeting.com/
ALIT2026. To participate in the Annual Meeting, you must pre-
register at www.virtualshareholdermeeting.com/ALIT2026. by
11:59 p.m. Central Time on June 8, 2026.
DATE AND TIME
Wednesday, June 10, 2026
1:00 p.m. Central Time
Items of Business

Proposal No.		Board Recommendation
1.
To elect three Class II director nominees named in the Proxy Statement to our Board of Directors (the
“Board”).
Each of the director nominees named in the Proxy Statement is standing for election for a three-year term ending at the 2029 annual meeting of stockholders (the “2029 Annual Meeting”) and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, or removal.
FOR EACH NOMINEE
2.	To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for 2026.	FOR
3.	To approve, on an advisory (non-binding) basis, the 2025 compensation paid to our named executive officers.	FOR
4.	To approve an amendment to the Company’s Certificate of Incorporation (the “Alight Charter”) to declassify the Board.	FOR
5.
To approve an amendment to the Alight Charter to provide for the elimination of certain officers’
personal liability for monetary damages stemming from breaches of the duty of care as permitted by
Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”).
FOR
6.
To approve a series of four alternate amendments to the Alight Charter to authorize the Board to effect reverse stock splits of the outstanding shares of common stock at ratios of 1-for-10, 1-for-20, 1-for-30 and 1-for-40 (the “Reverse Stock Splits”) and corresponding decreases in authorized shares.
FOR
Stockholders will also act on such other matters as may properly come before the Annual Meeting.

Notice of Annual Meeting of Stockholders
Record Date
You are entitled to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record at the close of business on
April 22, 2026 (the “record date”). A list of the stockholders of record at the record date will be available electronically during the Annual
Meeting at www.virtualshareholdermeeting.com/ALIT2026.
Voting
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible by following the instructions on the enclosed proxy card so that your shares are represented and your voice is heard.
Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting.
Stockholders of record as of the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are urged to submit an enclosed proxy card, even if their shares were sold after such date. More information on voting your enclosed proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement and the instructions on the enclosed proxy card.
Attendance and Participation at the Annual Meeting
Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company as of the close of business on the record date and guests of the Company. You will not be able to attend the Annual Meeting in person at a physical location. In order to attend the virtual meeting, you will need to pre-register at www.virtualshareholdermeeting.com/ALIT2026 by 11:59 p.m. Central Time on June 8, 2026. Please see “How may I participate in the virtual Annual Meeting?” in the accompanying
Proxy Statement for instructions about how to pre-register. Once pre-registered, stockholders as of the record date will be able to attend the virtual Annual Meeting by visiting the link above, where you will be able to listen to the meeting live, submit questions, and vote.
If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc., 7
Penn Plaza, New York, New York, 10001, Stockholders Call Toll-Free: +1 (800) 322-2885 (U.S. and Canada) or +1 (212) 929-5500 (all
other countries, banks and brokers).
By Order of the Board of Directors,
Martin T. Felli
Chief Legal Officer and Corporate Secretary
April [•], 2026
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 10, 2026:
The Notice of Internet Availability, the accompanying Proxy Statement and our Annual Report are available free of charge at
www.proxyvote.com. As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials to stockholders over the Internet. We sent a Notice of Internet Availability of Proxy Materials on or about [•], 2026 to our stockholders of record at the close of business on April 22, 2026. The notice contains instructions on how to access our Proxy
Statement and Annual Report and vote online. A list of the stockholders of record at the close of business on the Record Date will also be available electronically during the Annual Meeting at www.virtualshareholdermeeting.com/ALIT2026.

CONTENTS

Letter to Stockholders

Notice of Annual Meeting of Stockholders

1	2026 Proxy Statement Summary

1	Background

1	Proxy Voting Methods

2	Proposals

3	Corporate Governance Highlights

3	Executive Compensation Highlights

4	Investor Engagement

4	Awards and Recent Recognition

5	Questions and Answers About Our Annual Meeting

12	Proposal No. 1: Election of Directors

12	Our Board of Directors

22	Director Compensation

24	Executive Officers

27	Corporate Governance

35	Security Ownership of Certain Beneficial Owners and Management

37	Certain Relationships and Related Person Transactions

41	Executive Compensation

66	Proposal No. 2: Appointment of Independent Registered Public Accounting Firm

68	Proposal No. 3: To Approve, on an Advisory (Non-Binding) Basis, the 2025 Compensation Paid to Our Named Executive Officers

69	Proposal No. 4: To Approve an Amendment to the Alight Charter to Declassify the Board

71	Proposal No. 5: To Approve an Amendment to the Alight Charter to Extend Exculpatory Protection to Certain Alight Officers

73	Proposal No. 6: To Approve Alternate Amendments to the Alight Charter to Effect the Reverse Stock Splits and Corresponding Decreases in Authorized Shares

83	Additional Information Regarding Our Annual Meeting

86	Appendices

In this Proxy Statement, we refer to Alight, Inc. as “Alight,” the “Company,” “we,” and “us” (as the context requires), the Company’s
Board of Directors as the “Board,” and the Company’s 2026 Annual Meeting of Stockholders, including any adjournments, postponements, or continuations thereof, as the “Annual Meeting.”

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1

2026 Proxy
Statement Summary
This summary highlights certain information contained in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding the
Company’s performance in the fiscal year ended December 31, 2025 (“Fiscal 2025”), please review the Company’s Annual Report on
Form 10-K for the year ended December 31, 2025 (“Annual Report”) that accompanies this Proxy Statement.
Background
DATE AND TIME
Wednesday, June 10, 2026
1:00 p.m. Central Time
PLACE – VIRTUALLY VIA WEBCAST
You can attend the Annual Meeting online, vote your shares
electronically and submit your questions during the Annual
Meeting by visiting www.virtualshareholdermeeting.com/
ALIT2026. To participate in the Annual Meeting, you must pre-
register at www.virtualshareholdermeeting.com/ALIT2026 by
11:59 p.m. Central Time on June 8, 2026.
RECORD DATE: APRIL 22, 2026
Proxy Voting Methods
If you were a stockholder of record at the close of business on April 22, 2026, you may (i) submit your proxy in advance of the Annual
Meeting, over the internet, by telephone or by mail in order to have your shares voted at the Annual Meeting or (ii) vote at the Annual
Meeting. You may also revoke your proxies at the times and in the manners described in the “Questions and Answers About Our Annual
Meeting” section of this Proxy Statement. For shares held through a broker, bank, or other nominee, you may submit voting instructions to your broker, bank, or other nominee. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.
To vote by proxy if you are a stockholder of record:
BY INTERNET
•You may submit your proxy online via the Internet by accessing the website on your enclosed proxy card.
Then, follow the instructions provided on the voting site. You will be required to provide the unique control number found on the enclosed proxy card.
BY TELEPHONE
•You may submit your proxy by calling toll-free in the U.S. or Canada the number specified on your enclosed proxy card.
BY MAIL
•If you do not have access to a touch-tone telephone or to the Internet, please indicate on the proxy how you would like your shares voted and then sign, date, and return the enclosed proxy card in the postage-paid envelope provided.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
2  2026 PROXY STATEMENT
Proposals

Proposal No.		Board Recommendation	More Information

1
To elect three Class II director nominees named in this Proxy Statement to our
Board. Each of the director nominees is standing for election for a three-year term ending at the 2029 Annual Meeting and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, or removal.
		FOR EACH NOMINEE	page 13

2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.	FOR	page 68

3.	To approve, on an advisory (non-binding) basis, the 2025 compensation paid to our named executive officers.	FOR	page 68

4.	To approve an amendment to the Alight Charter to declassify the Board.	FOR	page 69

5.
To approve an amendment to the Alight Charter to provide for the elimination of certain officers’ personal liability for monetary damages stemming from breaches of the duty of care as permitted by Section 102(b)(7) of the DGCL.
		FOR	page 71

6.
To approve a series of four alternate amendments to the Alight Charter to authorize the Board to effect reverse stock splits of the outstanding shares of common stock at ratios of 1-for-10, 1-for-20, 1-for-30 and 1-for-40  (the “Reverse Stock Splits”)
and corresponding decreases in authorized shares.
		FOR	page 73

					COMMITTEES
NAME	AGE	CLASS	APPOINTED	CURRENT TERM EXPIRES	AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE
DIRECTOR NOMINEES

Russell P. Fradin*	70	II	2025	2026

Robert A. Lopes, Jr.	62	II	2025	2026

Richard N. Massey	70	II	2021	2026
CONTINUING DIRECTORS

William P. Foley, II	81	III	2021	2027

Siobhan Nolan Mangini	45	III	2024	2027

Coretha M. Rushing	70	III	2024	2027

Denise Williams	65	III	2023	2027

Michael E. Hayes	55	I	2025	2028

Kausik Rajgopal	52	I	2023	2028

Robert A. Schriesheim	65	I	2025	2028

Rohit Verma	51	I	2026	2028
*Chairperson of the Board
Committee Chair
Committee Member

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3

Corporate Governance Highlights
BOARD ATTRIBUTES AND PRACTICES
●Independent Board Chair
●10 out of 11 directors are independent
●Average tenure of approximately two years
●Appointed nine new directors in the last three years
●Fully independent standing Board committees
●Annual Board and committee self-evaluations
●Structured process for Board’s risk oversight
●Related party transaction approval by the Audit Committee of the Board (the “Audit Committee”)
●Periodic review of key governance documents
●Regular executive sessions of the Board and its Committees
●Directors receive a majority of their compensation in restricted stock units
OTHER BEST PRACTICES
●Robust share ownership guidelines for officers and directors
●Executive compensation clawback policy
●Board and committee oversight of corporate sustainability and impact matters
●Code of Conduct aligned to Alight’s values
●Annual Chief Executive Officer (“CEO”) evaluation
●Annual “Say-on-Pay” advisory vote
Executive Compensation Highlights
PRACTICES WE ENGAGE IN
✓Majority of executive pay "at-risk"
✓Regular review of compensation
programs and practices
✓Stock ownership guidelines
✓Compensation clawback policy
✓Independent compensation consultant
✓Use of peer groups
PRACTICES WE DO
NOT ENGAGE IN
●Compensation programs that
encourage excessive risk taking
●Excessive benefits or perquisites
●Pledging shares
●Hedging shares
●Granting discounted stock options

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
4  2026 PROXY STATEMENT
Investor Engagement
We engage with investors and analysts through conference calls, broker conferences, headquarter visits, one-on-one meetings, and non-deal roadshows throughout the year. We typically discuss our financial position, strategic priorities, business outlook, and other topics of importance to investors. As we continue to evolve as a public company, we will continue to develop our stockholder engagement program with respect to our corporate sustainability and impact efforts, corporate governance practices and compensation program, among other topics. We are committed to maintaining an active dialogue with investors to better understand their perspectives and consider their ideas as we continue to evolve our corporate governance and business practices, and public disclosures.
As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of our Board, including each of the committees of the Board, or with the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Company’s Corporate Secretary by email at
Corporate.Secretary@alight.com or by mail at 320 South Canal Street, 50th Floor, Suite 5000, Chicago, Illinois 60606, who will forward such communication to the appropriate party.
Awards and Recent Recognition
•Recognized by Fortune as one of America’s Most Innovative Companies in 2026
•Recognized as a Great Place to Work® for the seventh consecutive year in 2025
•Alight Worklife honored as a transformative product by the 2025 BIG Innovation Awards by Business Intelligence Group
•Named a twelve-time member of IAOP’s Global Outsourcing 100® list in 2025
•Alight Worklife named as a finalist under “Best HR/HRMS Solution” for Cloud Awards 2024-2025
•Recognized by Newsweek as one of “America’s Greatest Workplaces” for 2025
•Recognized by Newsweek as one of “America’s Greatest Workplaces for Diversity” for 2024 and 2025
•Recognized by Newsweek as one of “America’s Greatest Workplaces for Mental Wellbeing” for 2025
•Named a 2025 Shortlister top vendor for 7 categories across benefits administration
•Earned top 5 rankings for User Experience and Vendor Satisfaction in 2025 Sapient Insights Group’s 28th Annual HR Systems
Survey Report
•Named a 2025 Military Friendly® Employer
•Named a ParityLIST Best Company for Equal Advancement Opportunity in 2024 and 2025
•Alight earned a perfect score on the Human Rights Campaign Foundation’s Corporate Equality Index in 2025, its sixth time achieving a perfect score
•Recognized by Avtar and Seramount as a 2025 Best Company for Women in India
•Recognized on the USA Today America’s Climate Change Leaders 2025 list
•Earned a perfect score for 2025 Disability Equality Index by Disability:IN

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5

Questions and Answers
About Our Annual
Meeting
Why am I receiving these materials? Who is soliciting proxies for the Annual Meeting with this
Proxy Statement?
You are receiving this Proxy Statement and the enclosed proxy card because you were a holder of the Company’s Class A common stock or Class V common stock (together, the “Voting Common Stock”) as of the record date, and the Board is soliciting your proxy to vote your shares of our Voting Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting. We either (1) mailed you a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”)
notifying each stockholder entitled to vote at the Annual Meeting how to vote and how to electronically access a copy of this Proxy
Statement and our Annual Report on Form 10-K for Fiscal 2025 (referred to as the “Proxy Materials”) or (2) mailed you a paper copy of the Proxy Materials and a proxy card in paper format. If you have not received, but would like to receive, a paper copy of the Proxy
Materials and a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice of
Internet Availability.
What matters are being voted on at the Annual Meeting? How does the Board recommend that
I vote on these matters?
Our Annual Meeting will be held for the following purposes:
Proposal No. 1: To elect three Class II director nominees named in this Proxy Statement to our Board.
The Board is asking stockholders to elect three directors named in this Proxy Statement to serve as the Class II directors on the Board.
Each of the director nominees is standing for election for a term until the 2029 Annual Meeting and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, or removal.
The Board has nominated and unanimously recommends the election of three incumbent directors: Russell P. Fradin, Robert A. Lopes,
Jr., and Richard N. Massey. For more information on the nominees, please see the “Proposal No. 1: Election of Directors--Class II
Director Nominees” section of this Proxy Statement. You may vote for each of these director candidates on the enclosed proxy card.
Proposal No. 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.
Stockholders are being asked to ratify the Audit Committee’s selection of EY to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
6  2026 PROXY STATEMENT
Proposal No. 3: To approve, on an advisory (non-binding) basis, the 2025 compensation paid to our named executive officers.
Stockholders are being asked to approve, on an advisory (non-binding) basis, the 2025 compensation paid to our named executive officers as disclosed in this Proxy Statement (also known as “Say-on-Pay”). As an advisory vote, the result will not be binding on the
Board or the Compensation Committee of the Board (the “Compensation Committee”). This “Say-on-Pay” vote will, however, provide us with important feedback from our stockholders about our executive compensation philosophy, objectives, and program. The Board and the Compensation Committee value the opinions of our stockholders and expect to consider the outcome of the vote when considering future executive compensation decisions and when evaluating the Company’s executive compensation program.
Proposal No. 4: To approve an amendment to the Alight Charter to declassify the Board.
Stockholders are being as to approve an amendment to the Alight Charter to begin declassification of our Board at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”). Class II Directors elected at this Annual Meeting will be elected to three-year terms expiring at the 2029 Annual Meeting. If the proposed amendments are approved at this Annual Meeting, then, beginning with the class of directors standing for election at the 2027 Annual Meeting, directors will be elected to one-year terms of office. Directors currently serving terms that expire at the annual meetings of stockholders to be held in 2027 and 2028 will (subject to their earlier resignation or removal) serve the remainder of their respective terms, and thereafter they or their successors will be elected to one-year terms. At the 2029 Annual Meeting and annual meetings thereafter, all directors will stand for election, and the Board will no longer be classified.
Proposal No. 5: To approve an amendment to the Alight Charter to provide exculpatory protection to certain
Alight officers.
The DGCL has traditionally permitted corporations like Alight to eliminate or limit directors’ personal liability to a corporation or its stockholders for monetary damages stemming from breaches of the duty of care. In 2022, the DGCL was amended to authorize corporations to extend similar exculpatory protection to certain corporate officers. Stockholders are being asked to approve amendments to the Alight Charter that would extend such exculpatory protection to certain officers of the Company as permitted by
Section 102(b)(7) of the DGCL, and that are intended to, among other things, allow Alight to attract and retain talented officers to serve the Company and to provide adequate protection to such officers.
Proposal No. 6: To approve alternate amendments to the Alight Charter to allow the Company to effect the
Reverse Stock Splits and corresponding decreases in authorized shares.
Stockholders are being asked to approve four alternate amendments to the Alight Charter to permit the Company to effect a reverse stock split of the outstanding shares of common stock at ratios of 1-for-10, 1-for-20, 1-for-30 and 1-for-40 and corresponding decreases to the authorized number of shares of each class of common stock. The primary intent of the Reverse Stock Splits is to reduce the number of shares of Class A common stock outstanding and thereby increase the per share trading price of our Class A common stock in order to meet the NYSE’s price criteria for continued listing on that exchange.
The Board unanimously recommends that stockholders vote “FOR” the each of the director nominees on the enclosed proxy card and “FOR” each of Proposal Nos. 2 - 6.
Who can vote at the Annual Meeting?
The close of business on April 22, 2026 has been fixed as the record date for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting. We have two classes of voting common stock: Class A and Class V, each of which has one vote per share. Class A common stock and Company Class V common stock vote together as a single class on all matters submitted to a vote of stockholders, except as otherwise required by applicable law or our organizational documents, and each such share is entitled to one vote. On the record date, we had [•] shares of Class A common stock and [•] shares of Class V common stock outstanding.

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How many shares must be present to conduct business at the Annual Meeting?
The Company is incorporated in the State of Delaware. As a result, the DGCL, the Alight Charter, and our Amended and Restated By-
laws (the “By-laws”) govern the voting standards applicable to actions taken by our stockholders. The holders of a majority in voting power of all issued and outstanding stock entitled to vote at the Annual Meeting, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting, and business may not be conducted at the Annual
Meeting unless a quorum is present. If there are not sufficient shares present or represented by proxy at the Annual Meeting to constitute a quorum for approval of any matter to be voted upon, the Annual Meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum. Based on the number of shares of Voting Common Stock outstanding on April 22, 2026, the record date, shares representing [•] votes must be present at the Annual Meeting, virtually or by proxy, to constitute a quorum. If you submit a proxy, including by Internet or proxy card, your shares will be counted towards the quorum for the Annual Meeting. Abstentions and “broker non-votes” are counted as present for the purpose of determining a quorum.
How do I vote?
The procedures for voting are as follows:
Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust
Company, at the close of business on April 22, 2026, then you are considered a stockholder of record. As a stockholder of record, you may (i) submit a proxy to have your shares voted in advance of the Annual Meeting, over the Internet, by telephone, or by mail, or
(ii) vote at the Annual Meeting. We encourage you to submit your proxy in advance of the Annual Meeting as a stockholder of record as follows:
•Internet: You may submit your proxy online via the Internet by accessing the website specified on the Notice of Internet Availability or your proxy card. Then, follow the instructions provided on the voting site. You will be required to provide the unique control number found on the Notice of Internet Availability or your proxy card.
•Telephone: You may submit your proxy by dialing the telephone number specified on the Notice of Internet Availability or your proxy card. Then, follow the voice prompts. You will be required to provide the unique control number found on the enclosed proxy card.
•Mail: If you received a proxy card, you may indicate how you want your shares voted and then sign, date, and return the proxy card in the postage-paid envelope provided.
Beneficial Owner. If your shares are held in a brokerage account, by a trustee or by another nominee, then you are considered the
“beneficial owner” of those shares. As the beneficial owner of those shares, you may vote your shares (i) in advance of the Annual
Meeting by directing your broker, bank, or other nominee how to vote, or (ii) at the Annual Meeting by obtaining a proxy from your broker, bank or other nominee so that you may attend the Annual Meeting and vote your shares. To have your shares voted in advance of the Annual Meeting, you should instruct your broker, bank, or other nominee how to vote your shares by following the voting instructions in the notice provided by your broker, bank, or other nominee. You must follow the voting instructions in that notice to ensure that your vote is counted. In most cases, you will be able to give your instructions by mail or via the Internet; however, please refer to your voting instruction form for full details. As discussed herein, your broker, bank, or other nominee may not be able to vote your shares on some matters at the Annual Meeting unless you provide instructions on how to vote your shares.
Stockholders of record and beneficial owners may also vote at the Annual Meeting. The Annual Meeting will be held online via a live webcast at www.virtualshareholdermeeting.com/ALIT2026. You may only participate in the virtual meeting by registering in advance at
www.virtualshareholdermeeting.com/ALIT2026 prior to the deadline of 11:59 p.m. Central Time on June 8, 2026. If you are a beneficial owner, you must obtain a “legal proxy” from your broker, bank, or other nominee to participate in the Annual Meeting.
Even if you plan to attend the Annual Meeting, we urge you to vote your proxy TODAY by Internet, telephone, or mail to ensure that your votes are counted at the Annual Meeting. You may still attend the virtual Annual Meeting and vote at the Annual
Meeting, even if you have already voted by proxy. The vote you cast at the Annual Meeting will supersede any previous votes that you may have submitted.
How do I obtain a copy of this Proxy Statement?
In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to stockholders.
Consequently, many stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report, and voting

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8  2026 PROXY STATEMENT
via the Internet. The Notice of Internet Availability also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.
What is a proxy? What if I receive more than one Notice of Internet Availability or proxy card?
A proxy is your legal designation of another person to vote the stock you own, with such other person being called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has designated Rohit Verma and Martin T. Felli as the Company’s proxies for the Annual Meeting.
Each Notice of Internet Availability or proxy or voting instruction card represents the shares registered to you as of the close of business on the record date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in street name through a broker, bank, or other nominee. Please submit proxies with respect to each Notice of Internet Availability, proxy card or voting instruction card you receive to ensure that all of your shares are present and voted at the Annual Meeting.
How may I participate in the virtual Annual Meeting?
The Annual Meeting will be conducted completely online via the Internet. You may only participate in the virtual meeting by registering in advance at www.virtualshareholdermeeting.com/ALIT2026 prior to the deadline of 11:59 p.m. Central Time on June 8, 2026. Please have your proxy card, voting instruction form, or other communication containing your 16-digit control number available and follow the instructions to complete your registration request. If you are a holder of record and you have misplaced your virtual control number, please email the Company at Corporate.Secretary@alight.com. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank or other nominee to attend and participate in the Annual Meeting. Upon completing registration, stockholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting.
We encourage you to access the Annual Meeting before the start time of 1:00 p.m., Central Time, on June 10, 2026. Please allow ample time for online check-in, which will begin at 12:30 p.m., Central Time, on June 10, 2026. We will have a support team ready to assist attendees with any technical difficulties they may have accessing or hearing the audio webcast of the meeting.
Stockholders of record who participate in the virtual Annual Meeting by way of the website above or the link provided following registration will be considered to have attended the meeting “in person,” as such term is used in this Proxy Statement, including for purposes of determining a quorum and counting votes.
By conducting our Annual Meeting completely online via the Internet, we eliminate many of the costs associated with a physical meeting and reduces the carbon footprint associated with our activities. In addition, we believe that a virtual meeting will provide greater access to those stockholders who want to attend and improve our ability to communicate more effectively with our stockholders during the meeting.
May I submit questions during the Annual Meeting?
Yes. We expect that members of the Board and management, as well as representatives of our independent registered public accounting firm, EY, will attend the virtual Annual Meeting and be available to answer stockholder questions. We will provide our stockholders the opportunity to ask questions. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. This question-and-answer session will be conducted in accordance with certain rules of conduct (the “Rules of
Conduct”). These Rules of Conduct will be posted on our Annual Meeting website.
What if I experience technical issues with the virtual meeting platform?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Annual Meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page. We encourage you to access the virtual meeting prior to the start time.

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What is the minimum vote required for each proposal to be approved?
At the Annual Meeting, stockholders will consider the following proposals and be asked: (1) to elect three Class II directors named in this Proxy Statement to our Board, (2) to ratify the appointment of EY as our independent registered public accounting firm for 2026,
(3) to approve, on an advisory (non-binding) basis, the 2025 compensation paid to our named executive officers, (4) to approve an amendment to the Alight Charter to declassify the Board, (5) to approve an amendment to the Alight Charter to provide exculpatory protection for certain Alight officers, and (6) to approve a series of four alternate amendments to the Alight Charter to authorize the
Board to effect Reverse Stock Splits of the outstanding shares of common stock at a ratio of 1-for-10, 1-for-20, 1-for-30 and 1-for-40 and corresponding proportional decreases in the authorized number of shares of each class and series of the Company’s common stock.
With regard to Proposal No. 1 (election of directors), votes may be cast “FOR” any of the nominees or may be withheld. Each nominee was recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate
Governance Committee”) based on each nominee’s experience, qualifications and skills, and each of the nominees are current directors. Under the By-laws, the election of directors requires a plurality of the votes cast, so the three nominees receiving the greatest number of votes “FOR” their election will be elected to the Board. Votes that are withheld and broker non-votes are not considered
“votes cast” and will have no effect on the results of this vote. Brokers, banks, or other nominees may not have authority to vote shares held in street name on this proposal without instructions from beneficial owners. If you are the registered holder (and not a broker) of the shares and validly sign and deliver but give no instructions on the proxy card with respect to this proposal, the shares represented by that proxy card will be voted “FOR” each of the nominees on this proposal.
With regard to Proposal No. 2 (ratification of the selection of independent registered public accounting firm), the affirmative vote of a majority of the votes cast is required to ratify the appointment of EY as our independent registered public accounting firm. Abstentions are not considered “votes cast” and will have no effect on the results of this vote. Brokers have authority to vote shares held in street name on this proposal without instructions from beneficial owners. As a result, we do not expect there will be any broker non-votes on this matter. For more information, please see “What is a broker non-vote?” below. If you are the registered holder (and not a broker) of the shares and sign but give no instructions on the proxy card with respect to this proposal, the shares represented by that proxy card will be voted for this proposal. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026, the Audit Committee will reconsider its selection.
With regard to Proposal No. 3 (to approve, on an advisory (non-binding) basis, the 2025 compensation paid to our named executive officers), the advisory (non-binding) vote on executive compensation will be approved if the number of votes cast “FOR” exceeds the number of votes cast “AGAINST.” Abstentions and broker non-votes are not considered “votes cast” and will have no effect on the results of this vote. Brokers, banks, or other nominees may not have authority to vote shares held in street name on this proposal without instructions from beneficial owners. For more information, please see “What is a broker non-vote?” below. If you are the registered holder (and not a broker) of the shares and sign but give no instructions on the proxy card with respect to this proposal, the shares represented by that proxy card will be voted “FOR” this proposal.
With regard to Proposal No. 4 (to approve an amendment to the Alight Charter to declassify the Board), the approval of the amendment to the Alight Charter to declassify the Board requires the affirmative vote of at least two-thirds (66 2/3%) of the outstanding shares of
Alight’s Voting Common Stock entitled to vote on the matter. Because the approval of the proposal to amend Alight’s Charter to declassify the Board requires the affirmative vote of at least two-thirds (66 2/3%) of the outstanding shares of Alight Voting Common
Stock entitled to vote on the matter (whether or not such shares are present or represented by proxy at the Annual Meeting), abstentions and broker non-votes have the same effect as a vote “AGAINST” this proposal.
With regard to Proposal No. 5 (to approve an amendment to the Alight Charter to provide exculpatory protection for certain Alight officers), the approval of the amendment to Alight’s Charter to provide exculpatory protection for certain Alight officers requires the affirmative vote of at least a majority of the outstanding shares of Alight’s Voting Common Stock, voting together as a single class.
Abstentions and broker non-votes have the same effect as a vote “AGAINST” this proposal.
With regard to Proposal No. 6 (to approve alternative amendments to the Alight Charter to allow the Company to effect the Reverse
Stock Splits and the corresponding decreases in authorized shares), the approval of the amendments to the Alight Charter to authorize the Board to effect the Reverse Stock Splits and the corresponding decreases in authorized shares requires the affirmative vote of at least a majority of the outstanding shares of Alight’s Voting Common Stock, voting together as a single class.  Abstentions have the same effect as a vote “AGAINST” this proposal. Brokers have authority to vote shares held in street name on this proposal without instructions from beneficial owners. As a result, we do not expect there will be any broker non-votes on this matter. If you are the registered holder (and not a broker) of the shares and sign but give no instructions on the proxy card with respect to this proposal, the

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10  2026 PROXY STATEMENT
shares represented by that proxy card will be voted for this proposal. For more information, please see “What is a broker non-vote?”
below.
What is a broker non-vote?
If your shares are held in “street name” (that is, held for your account by a broker, bank, or other nominee), you will receive voting instructions from your broker, bank, or other nominee. If you are a street name holder and your shares are registered in the name of a broker, the New York Stock Exchange (the “NYSE”) rules applicable to brokers who have record ownership of listed Company stock determine whether your broker may vote your shares in its discretion even if it does not receive voting instructions from you (so called
“discretionary voting authority”).
A “broker non-vote” occurs when a broker submits a proxy on behalf of a beneficial owner for a stockholder meeting but does not vote on a particular proposal because such broker does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Broker non-votes will be included in the calculation of the number of votes considered to be present for the purpose of determining a quorum but will not be counted in determining the number of votes cast on certain proposals.
Under the NYSE rules, the election of directors, the approval on an advisory basis of the compensation paid to our named executive officers and the approval of the proposed amendments to the Alight Charter to declassify the Board and extend exculpatory protection to certain Alight officers are considered “non-routine” matters for which brokers may not exercise discretionary voting authority. In contrast, under the NYSE rules, the ratification of the selection of the independent registered public accounting firm and the approval of the four proposed alternate amendments to the Alight Charter to authorize the Board to implement the Reverse Stock Splits and corresponding decreases in authorized shares are typically “routine” matters as to which a broker will have discretionary authority to vote shares if they have not received voting instructions at least 10 days prior to the Annual Meeting.
We urge you to instruct your broker, bank, or other nominee how you wish your shares to be voted.
How will my shares be voted if I do not provide voting instructions?
If you provide specific voting instructions on a properly completed and submitted proxy, then your shares will be voted as instructed.
If you hold shares as the stockholder of record and submit a validly executed proxy card without giving specific voting instructions on a proposal, then your shares will be voted in accordance with the recommendations of our Board as to that proposal. Our Board recommends voting “FOR” each of the nominees listed in this Proxy Statement’s Proposal No. 1, “FOR” the ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2026 in Proposal No. 2,
“FOR” the approval of, on an advisory (non-binding) basis, the 2025 compensation paid to our named executive officers in Proposal
No. 3, “FOR” the approval of the amendment to the Alight Charter to declassify the Board in Proposal No. 4, “FOR” the approval of the amendment to the Alight Charter to provide exculpatory protection to certain Alight officers in Proposal No. 5, “FOR” the approval of the four alternate amendments to the Alight Charter to authorize the Board to effect the Reverse Stock Splits and corresponding decreases in authorized shares in Proposal No. 6, and in accordance with the discretion of the named proxies on other matters brought before the
Annual Meeting.
The Board is not aware of any other matters that are likely to be brought before the Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, the persons identified as having the authority to vote the proxies will vote on such matter in their own discretion.
If you do not provide your broker, bank, or other nominee specific voting instructions, such firm may not have the authority to vote your shares with respect to some of the proposals. Please see “What is a broker non-vote?” for more information. We urge you to provide voting instructions so that your shares will be voted.
Will my shares be voted if I do nothing?
If you are a stockholder of record and do not submit a proxy to have your shares voted or do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
If you are a beneficial holder and do not instruct your broker, bank, or other nominee how to vote your shares, your broker will not be able to vote on your behalf without instruction as to any matter that is considered non-routine under the NYSE rules. For more information, please see “What is a broker non-vote?” in this Proxy Statement.

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Can I change my vote or revoke my proxy after I have voted?
Yes. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:
•Delivering written notice of revocation to the Corporate Secretary at c/o Alight, Inc., 320 South Canal Street, 50th Floor, Suite
5000, Chicago, Illinois 60606;
•Delivering a properly executed proxy card bearing a later date than the proxy that you wish to revoke;
•Submitting a later dated proxy over the Internet in accordance with the instructions on the proxy card; or
•Voting your shares electronically during the Annual Meeting.
If you are the beneficial owner of shares held through a broker, bank, or other nominee, then you must follow the specific instructions, including applicable deadlines, provided to you by your broker, bank, or other nominee to change or revoke any instructions you have already provided to your broker, bank, or other nominee. If you have obtained a voter instruction form from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares and you have your 16-digit control number, you may change your vote by attending the virtual Annual Meeting and voting electronically.
Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy.
If I can’t attend the Annual Meeting, can I vote later?
No. We encourage stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.
What happens if the Annual Meeting is adjourned?
Unless a new record date is fixed, your proxy will still be valid and may be used to vote shares of our Voting Common Stock at the adjourned Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.
Who will count the votes?
An independent inspector of election will count the votes at the Annual Meeting.
Where can I find the results of the voting?
We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form
8-K to be filed with the SEC within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the Internet at our website, investor.alight.com.
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?
No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the
Annual Meeting.
Whom do I contact if I have questions about the Annual Meeting?
If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc., 7
Penn Plaza, New York, New York 10001, Stockholders Call Toll-Free: +1 (800) 322-2885 (U.S. and Canada) or +1 (212) 929-5500 (all
other countries, banks and brokers).

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12  2026 PROXY STATEMENT
Proposal No. 1
Election of
Directors
Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Russell P. Fradin,
Robert A. Lopes, Jr., and Richard N. Massey for election at the Annual Meeting as Class II directors, each with a three-year term expiring at the 2029 Annual Meeting and until their successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal. Action will be taken at the Annual Meeting for the election of three Class II director nominees.
As described in the “Corporate Governance — Director Nomination and Search Process” section of this Proxy Statement, in considering candidates for nomination to the Board, the Nominating and Corporate Governance Committee and the Board consider a number of factors, including the strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, an ability to work collegially with the other members of the Board, diversity of age, gender, nationality, race, ethnicity, and sexual orientation, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, career experience, relevant technical skills or business acumen, and the size, composition and combined expertise of the existing Board.
Our Board is currently comprised of eleven directors. As described in the Alight Charter, our Board is currently divided into three classes. The term of our Class II directors expires at this Annual Meeting, the term of our Class III directors expires at the annual meeting of stockholders in 2027 and the term of our Class I directors expires at the annual meeting of stockholders in 2028. As discussed in greater detail in Proposal No. 4, “To Approve an Amendment to the Alight Charter to Declassify the Board”, however, if such proposal is approved by the requisite vote of our stockholders at this Annual Meeting, directors will be elected to one-year terms of office beginning with the class of directors standing for election at the 2027 Annual Meeting. Directors currently serving terms that expire at the annual meetings of stockholders to be held in 2027 and 2028 will (subject to their earlier resignation or removal) serve the remainder of their respective terms, and thereafter their successors will be elected to one-year terms. At the 2029 Annual Meeting and each annual meeting thereafter, all directors will stand for election, and the Board will no longer be classified.
If you return a duly executed proxy card without specifying how your shares are to be voted, the persons named in the proxy card will vote to elect Russell P. Fradin, Robert A. Lopes, Jr., and Richard N. Massey as Class II directors. Messrs. Fradin, Lopes and Massey currently serve on our Board. Each director nominee has consented to being named in this Proxy Statement and to serve a term expiring in 2029 if elected. However, if any director nominee should be unable to serve, or for good cause will not serve, the Voting
Common Stock represented by proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce its size. Our Board has no reason to believe that any of the nominees will be unable to serve if elected.
Board Recommendation
The Board unanimously recommends that you vote “FOR” the election of each of the three Class II director nominees named above.
Our Board of Directors
The biographies of each of our current directors, including our Class II director nominees, are included below. Each of the biographies highlights specific experience, qualifications, attributes, and skills that led us to conclude that such person should serve as a director.
We believe that, as a whole, our Board exemplifies the highest standards of personal and professional integrity and the requisite skills and characteristics, leadership traits, work ethic and independence to provide effective oversight. No director or executive officer is

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related by blood, marriage or adoption to any other director or executive officer. Three of our current directors, Messrs. Fradin, Foley and Massey, were initially designated pursuant to our Investor Rights Agreement (see the “Certain Relationships and Related Person
Transactions – Investor Rights Agreement” section of this Proxy Statement) and one of our current directors, Ms. Rushing, was initially designated pursuant to a Cooperation Agreement, dated May 5, 2024, by and between the Company and Starboard Value and
Opportunity Master Fund, Ltd. (“Starboard”). Otherwise, no arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee.

					COMMITTEES
NAME	AGE	CLASS	APPOINTED	CURRENT TERM EXPIRES	AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE
DIRECTOR NOMINEES

Russell P. Fradin*	70	II	2025	2026

Robert A. Lopes, Jr.	62	II	2025	2026

Richard N. Massey	70	II	2021	2026
CONTINUING DIRECTORS

William P. Foley, II	81	III	2021	2027

Siobhan Nolan Mangini	45	III	2024	2027

Coretha M. Rushing	70	III	2024	2027

Denise Williams	65	III	2023	2027

Michael E. Hayes	55	I	2025	2028

Kausik Rajgopal	52	I	2023	2028

Robert A. Schriesheim	65	I	2025	2028

Rohit Verma	51	I	2026	2028
Committee Member
*Chairperson of the Board
Committee Chair

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14  2026 PROXY STATEMENT
Director Skills and Experience Matrix
Each of the Board’s directors and director nominees possesses core competencies that contribute to their service on the Board. In addition to those qualifications, our directors collectively possess skill sets that are directly relevant to the Company’s business and strategic objectives. The following table summarizes the key skills and experiences of each director and director nominee that your Board considered important in its original decision to nominate, and each decision to re-nominate that individual to your Board. Further details about each of the director’s and director nominee’s qualifications are set forth in their individual biographies.

Skill	Russell P. Fradin	William P. Foley, II	Michael E. Hayes	Robert A. Lopes, Jr.	Siobhan Nolan Mangini	Richard N. Massey	Kausik Rajgopal	Coretha M. Rushing	Robert A. Schriesheim	Rohit Verma	Denise Williams
Industry Knowledge & Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Privacy and Security	✓	✓	✓		✓		✓		✓	✓
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management	✓	✓	✓		✓	✓	✓		✓	✓
Corporate Governance	✓	✓	✓		✓	✓	✓	✓	✓	✓
Technology / Product Development		✓	✓				✓			✓	✓
Financial Control / Audit	✓	✓			✓	✓			✓		✓
Marketing / Branding	✓	✓	✓			✓				✓
People and Culture	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Senior Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
CEO Experience	✓	✓		✓		✓				✓

Skills & Experience	Definition and Application to Alight
Industry Knowledge & Experience
A background in managing or supervising the health, wealth, wellbeing and leaves benefits administration, and/or software & technology, which allows directors to bring practical understanding of our business and effective oversight of implementation of strategy.

Privacy and Security
Experience in information security, data privacy, and cybersecurity or other education or experiences which positions our Board to oversee our suite of products and services as well as privacy and cybersecurity risks.

Strategic Planning	A background in strategy which allows our directors to bring a practical understanding of developing, implementing and addressing our business strategy and development plans.
Risk Management	Experience in managing or supervising systems or processes for identifying, assessing, and mitigating the total risk of a global business enterprise is important to the Company’s long-term success.
Corporate Governance
A background in serving on or working with public company boards or having other experiences which provide a deep knowledge of corporate governance practices and policies and an appreciation for how those may impact a public company.

Technology/Product Development
A background in product and software development, technology architecture and digital transformation through the development and evolution of technology platforms, including through the use of artificial intelligence or machine learning, to support our ability to provide clients digital choices, solutions and functionality, end to end.

Financial Control/Audit	A background in financial markets, financing, and financial reporting processes.
Marketing/Branding	Experience with the marketing and branding of products, building brand awareness, and enhancing our corporate reputation.
People and Culture
A background in managing people and teams, including recruitment, retention, development, compensation, and incentivization of key talent, or other experiences which provide strategic value in overseeing our efforts to recruit, retain, and develop people and teams and in determining compensation for our CEO and other senior executives.

Senior Leadership	Prior experience as an executive or in senior management of a company. Prior leadership experience allows directors to bring insight and offer guidance from their prior experiences.
CEO Experience	Prior experience as the chief executive officer of a company. Prior chief executive experience allows directors to bring insight and offer guidance to our executive leadership team, including our CEO.

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Class II Director Nominees
Russell P. Fradin, Chairman
Mr. Fradin is Operating Partner at CD&R, a position he has held since April 2016. He played the lead operating role in CD&R’s investments in Capco, Sirius (NASDAQ: SIRI) and TRANZACT, serving as chairman until CD&R’s exit. Prior to joining CD&R, he served as president and CEO at
SunGard Data Systems, a software and IT services provider, from 2011 until the company’s acquisition by FIS in 2015. Prior to SunGard, he served as the chairman and CEO of Aon Hewitt, a global leader in human resource solutions. Previously, he was CEO of BISYS Group, Inc. and held a range of senior executive positions at Automatic Data Processing, both providers of business outsourcing solutions. He worked many years as a management consultant at McKinsey &
Company, where he was a senior partner. He is currently chairman of Vialto Partners and also serves on the board of TransUnion (NYSE: TRU).  From 2016 until 2024, Mr. Fradin served on the board of Hamilton Insurance Group, Ltd. (NYSE: HG), where he served on the Compensation and
Personnel Committee (Chair) from 2022 to 2024. Mr. Fradin also served on the board of Best Buy
Co., Inc. (NYSE: BBY) from 2013 until 2020. Mr. Fradin has an M.B.A. from Harvard Business
School and a B.S. in economics and finance from The Wharton School of the University of
Pennsylvania.
Mr. Fradin’s qualifications to serve on the Board include his relevant experience as the chairman and chief executive officer of a global leader in human resource solutions and his valuable experience as president and chief executive officer of a large software and IT services provider, as well as his other board and board leadership roles.
DIRECTOR SINCE 2025
AGE 70
COMMITTEES
None
Robert A. Lopes, Jr., Director
Mr. Lopes, Jr. currently serves on the board of directors of Wilson, a human resources company, and Exzeo Group Inc. (NYSE: XZO), a technology and data analytics company focused on the insurance industry, where he serves as the Chair of the Compensation Committee and a member of the Audit Committee. Previously, Mr. Lopes served as Chief Human Resources Officer, Randstad
North America at Randstad, a recruitment and staffing agency, from October 2020 to May 2023, and as Group President, North America, at Randstad from June 2017 to October 2020. Prior to
Randstad, Mr. Lopes served as CEO of Acclaris, a healthcare administration technology company, from 2011 to 2014, and as Executive Vice President, Human Capital, at Aon (NYSE: AON), from
2008 to 2011. Prior to that, Mr. Lopes was President and CEO of Veritude, the HR services and staffing company of Fidelity Investments and a Managing Director of Fidelity Capital. Prior to
Fidelity, Mr. Lopes was the Global Managing partner for Towers Perrin’s (n/k/a Willis Towers Watson
PLC) (Nasdaq: WTW) HR & benefits outsourcing businesses, where he was responsible for operations in North America and Europe. Mr. Lopes holds a business degree from the University of
Notre Dame.
Mr. Lopes’ qualifications to serve on the Board include his multiple decades of human resources leadership positions, including experience as the Executive Vice President, Human Capital at Aon
and his directorship at a human resources company, as well as his general leadership and management acumen.
DIRECTOR SINCE 2025
AGE 62
COMMITTEES
Audit
Nominating and Corporate
Governance

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
16  2026 PROXY STATEMENT
Richard N. Massey, Director
Mr. Massey served as Chairman of Foley Trasimene Acquisition Corp. (“FTAC”), Alight’s
predecessor, from April 2021 to July 2021. He also has served as Chief Executive Officer of FTAC from March 2020 to July 2021 and served as a member of the FTAC board of directors from May
2020 to July 2021. In addition, he serves as a Senior Managing Director of Trasimene since
November 2019. Mr. Massey served as Chief Executive Officer of Cannae Holdings, Inc. (NYSE:
CNNE) (“Cannae”) from November 2019 until February 2024. Mr. Massey has also served as the
Chief Executive Officer of each of Austerlitz Acquisition Corp. I (NYSE: AUS) and Austerlitz
Acquisition Corp. II (NYSE: ASZ) from January 2021 through December 2022 and served as a director of each company from February 2021 until April 2022. Mr. Massey also served as Chief
Executive Officer of Foley Trasimene Acquisition Corp. II from July 2020 until March 2021 and as a director from August 2020 until March 2021. Mr. Massey served as the Chairman and principal shareholder of Bear State Financial, Inc., a publicly traded financial institution from 2011 until April
2018. Mr. Massey has served on the board of directors of Dun & Bradstreet since February 2019.
Mr. Massey previously served on Black Knight Inc.’s board of directors from December 2014 until
July 2020, Cannae’s board from June 2018 until June 2024 and on FNF’s board of directors from
February 2006 until January 2021. Mr. Massey has been a partner in Westrock Capital, LLC, a private investment partnership since January 2009. Prior to that, Mr. Massey was Chief Strategy
Officer and General Counsel of Alltel Corporation and served as a Managing Director of Stephens
Inc., a private investment bank, during which time his financial advisory practice focused on software and information technology companies. Mr. Massey also formerly served as a director of
Fidelity National Information Services Inc. (NYSE: FIS), Bear State Financial, Inc. and FGL
Holdings (NYSE: FG). Mr. Massey is also a director of the Oxford American Literary Project and of the Arkansas Razorback Foundation. Mr. Massey has a long track record in corporate finance and investment banking, as a financial, strategic, and legal advisor to public and private businesses, and in identifying, negotiating, and consummating mergers and acquisitions.
Mr. Massey’s qualifications to serve on the Board include his significant financial expertise and experience on the boards of a number of public companies.
DIRECTOR SINCE 2021
AGE 70
COMMITTEES
Compensation (Chair)
Nominating and Corporate
Governance

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information

17

Class III Directors (Terms to Expire in 2027)
William P. Foley, II, Director
Mr. Foley has served on the board of directors of Alight since April 2021, including as non-executive
Chairman until February 2025, and served on the board of its predecessor, FTAC, from May 2020 through April 2021 and as the Executive Chairman of FTAC from March 2020 until May 2020.
Mr. Foley has served as the Chairman of Cannae Holdings, Inc. (NYSE: CNNE) (“Cannae”) since
July 2017 (including as non-executive Chairman since May 2018). Mr. Foley has served as the
Managing Member and a Senior Managing Director of Trasimene Capital Management, LLC
(“Trasimene”), a private company that provides certain management services to Cannae, since
November 2019. Mr. Foley is a founder of Fidelity National Financial (NYSE: FNF) (“FNF”) and has
served as Chairman of the board of directors of FNF since 1984. He served as Chief Executive
Officer of FNF until May 2007 and as President of FNF until December 1994. Mr. Foley has also served as non-executive Chairman of Dun & Bradstreet (NYSE: DNB) (“DNB”) since February 2019 and as Executive Chairman since February 2022. Mr. Foley served as director of System 1, Inc.
(NYSE: SST) from January 2022 through March 2023. Mr. Foley formerly served as Chairman of
Black Knight, Inc. (NYSE: BKI), Chairman of Paysafe Ltd. (NYSE: PSFE) (“Paysafe”), Co-Chairman
of FGL Holdings (NYSE: FG), as Vice Chairman of Fidelity National Information Services Inc.
(NYSE: FIS), and as a director of Ceridian HCM Holdings, Inc. (NYSE: CDAY) and special purpose acquisition companies FTAC, Foley Trasimene Acquisition Corp. II, Austerlitz Acquisition
Corporation I (NYSE:AUS), Austerlitz Acquisition Corporation II (NYSE: ASZ), and Trebia
Acquisition Corp.
Mr. Foley is Executive Chairman and Chief Executive Officer of Black Knight Sports and
Entertainment LLC, which is the private company that owns the Vegas Golden Knights, a National
Hockey League team. He is also the founder and owner of Foley Family Wines Inc., a private company. Mr. Foley serves on the boards of numerous foundations, including The Foley Family
Charitable Foundation and the Cummer Museum of Art and Gardens. He is a founder, trustee and director of The Folded Flag Foundation, a charitable foundation that supports our nation’s Gold Star families.
After receiving his B.S. degree in engineering from the United States Military Academy at West
Point, Mr. Foley served in the U.S. Air Force, where he attained the rank of captain. Mr. Foley received his M.B.A. from Seattle University and his J.D. from the University of Washington.
Mr. Foley’s qualifications to serve on the Board include 40 years as a director and executive officer of FNF, his strategic vision, his experience as a board member and executive officer of public and private companies in a wide variety of industries, and his strong track record of building and maintaining stockholder value and successfully negotiating mergers, acquisitions and other strategic transactions.
DIRECTOR SINCE 2021
AGE 81
COMMITTEES
Nominating and Corporate
Governance

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
18  2026 PROXY STATEMENT
 Siobhan Nolan Mangini, Director
Ms. Nolan Mangini is a Partner at Venrock, where she focuses on investments in healthcare technology and services. She served as President & CFO of NGM Bio (Nasdaq: NGM) (“NGM”), an
innovative biology-driven clinical stage biotech from June 2022 to December 2023 and as Chief
Financial Officer of NGM from July 2020 to June 2022. Prior to NGM, Ms. Nolan Mangini served in a number of roles of increasing responsibility at Castlight Health (NYSE: CSLT) (“CSLT”), a formerly publicly traded enterprise cloud-based software company in the health and benefits sector, from February 2012 to March 2020. Her roles included leading CSLT as President and CFO from
July 2019 to March 2020, Chief Financial Officer from July 2016 to July 2019, VP, Finance &
Business Operations from October 2015 through June 2016, Senior Director, Operations and
Financial Planning from November 2014 through September 2015 and Director, Strategy and
Business Development from February 2012 through November 2014. Earlier in her career,
Ms. Nolan Mangini was a management consultant at Bain & Company and in investment management managing the endowment of the Kaiser Family Foundation.
Ms. Nolan Mangini has served on the board and as chair of the audit committee of Marathon
Health, a private primary care company, since August 2021, and on the board and as chair of the audit committee of Cityblock Health, a private tech-driven provider for communities with complex needs, since February 2024. Ms. Nolan Mangini has served on the board of SmithRx, a private pharmacy benefit manager, since January 2023 and Virta Health, a private diabetes reversal company, since February 2023. She served on the board, and as audit committee chair, of Artemis
Health, a private data warehousing company, from February 2020 to March 2022.
Ms. Nolan Mangini holds an MBA from the Stanford Graduate School of Business, an MPA from the Harvard Kennedy School of Government, and BS in Economics from the Wharton School and the University of Pennsylvania. She is also a Chartered Financial Analyst. Ms. Nolan Mangini is a founding member of the operator network of January Ventures, a fund that opens doors for the visionary founders of the future and is a mentor through Creative Destruction Labs.
Ms. Nolan Mangini’s qualifications to serve on the Board include her track record of successfully delivering innovative solutions and carrying them forward from strategy to execution across two public companies, her experience in senior leadership, including as Chief Financial Officer at two publicly traded companies, her board and audit committee service and her financial expertise.
DIRECTOR SINCE 2024
AGE 45
COMMITTEES
Audit (Chair)
Nominating and Corporate
Governance

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information

19

Coretha M. Rushing, Director
Ms. Rushing has served as the President of CR Consulting Alliance, LLC, a human resources consulting firm, since 2019, and the Managing Director and Executive Mentor for The ExCo Group,
LLC (f/k/a Merryck & Co.), a global executive coaching and mentoring firm, since 2020.
Ms. Rushing has over 36 years of human resources experience and has held numerous executive leadership positions, including at Equifax Inc. (NYSE: EFX) (“Equifax”), Coca-Cola Company
(NYSE: KO) (“Coca-Cola”), PepsiCo Inc. (Nasdaq: PEP) (“PepsiCo”) and IBM Corp. (NYSE: IBM)
(“IBM”). Most recently, Ms. Rushing served as Corporate Vice President and Chief Human
Resources Officer of Equifax from 2006 to 2020. Before that, Ms. Rushing served as the Senior
Vice President and Chief Human Resources Officer of Coca-Cola, where she was employed from
1996 until 2005. Prior to that, Ms. Rushing worked in several senior level positions for Pizza Hut (a division of PepsiCo) from 1994 to 1996 and IBM from 1983 to 1994. Ms. Rushing has also served on the board of ThredUp Inc. (Nasdaq: TDUP), a large resale apparel platform for women and children, since January 2022, where she is a member of the Compensation Committee. Previously,
Ms. Rushing served on the boards of Benefitfocus.com, Inc., a publicly traded cloud-based benefits platform software company, from March 2021 to January 2023, 2U, Inc. (Nasdaq: TWOU), a publicly-traded cloud based educational technology company, April 2016 until September 2024, and
Nuvei, Inc. (Nasdaq: NVEI), a Montreal, Canadian-based payment processing business, from
August 2023 until April 2024.  She is also Chair and then Chair Emeritus of The Society for Human
Resource Management. Ms. Rushing holds a Master of Education in Human Resources and
Counseling from The George Washington University and a Bachelor of Science in Early Childhood
Development and Industrial Psychology from East Carolina University.
Ms. Rushing’s qualifications to serve on the Board include her industry experience in human resources and benefits administration, deep understanding of the Company’s customer base, and public company board experience.
DIRECTOR SINCE 2024
AGE 70
COMMITTEES
Compensation
Nominating and Corporate
Governance
Denise Williams, Director
Ms. Williams served as Chief People Officer at Fidelity National Information Services Inc. (NYSE:
FIS), a global leader in financial services technology, from April 2016 until December 2024.
Between 2001 and 2016, Ms. Williams served in several capacities for IBM. Most recently, from
May 2011 to April 2016, Ms. Williams served as Vice President, Human Resources North America;
from May 2007 to May 2011 as the Director Human Resources – Global Hardware Sales; from May
2004 to May 2007, as the Director Human Resources – Websphere; and from June 2001 to May
2004 as the Program Manager of Executive Compensation & Succession Planning. Ms. Williams
previously held human resources roles at Alliance Bernstein, First Data, Avis, and Coopers &
Lybrand. Ms. Williams earned her bachelor’s degree from SUNY Albany and is a current member of the Human Resources Policy Association and the Center on Executive Compensation.
Ms. Williams’ qualifications to serve on the Board include her more than 25 years of experience in human resources and her leadership experience across numerous market-leading organizations.
DIRECTOR SINCE 2023
AGE 65
COMMITTEES
Audit
Compensation

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
20  2026 PROXY STATEMENT
Class I Directors (Terms to Expire in 2028)
Michael E. Hayes, Director
Mr. Hayes is Managing Director at Insight Partners, a global software investment firm, a position he has held since January 2024. Prior to Insight Partners, Mr. Hayes was the Chief Operating Officer
at VMware, a cloud computing and virtualization technology company, from October 2020 to
January 2024. Before that, Mr. Hayes served as Senior Vice President and Head of Strategic
Operations for Cognizant Technology Solutions Corporation (NASDAQ: CTSH), an IT consulting and services company, from January 2017 to October 2020. Mr. Hayes also previously spent four years at Bridgewater Associates, an investment management firm, where he served in Chief of
Staff to CEO and COO roles from July 2013 to January 2017. Prior to Bridgewater, he spent 20 years in the U.S. Navy SEALs, where he began his career as one of 19 graduates from a class of
120 and his last role was Commanding Officer, SEAL Team TWO, where he led a 2,000 person
Special Operations Task Force in Afghanistan. Before that, Mr. Hayes was selected as a White
House Fellow and served two years as Director, Defense Policy and Strategy at the National
Security Council. Mr. Hayes also currently serves on the board of Immuta, a data governance company, and is the founding board member of the National Medal of Honor Museum. Mr. Hayes holds an M.A. in Public Policy from Harvard's Kennedy School and received his B.A. from Holy
Cross College. His military decorations include the Bronze Star for valor in combat in Iraq, a Bronze
Star for service in Afghanistan, and the Defense Superior Service Medal from the White House. He is a lifetime member of the Council on Foreign Relations and the author of "Never Enough" and
"Mission Driven".
Mr. Hayes’s qualifications to serve on the Board include his significant officer experience at large, public technology companies, his profound experience as a Commanding Officer of the U.S. Navy
SEALs and military service as well as his general leadership and management skills.
DIRECTOR SINCE 2025
AGE 55
COMMITTEES
Audit
Compensation
Kausik Rajgopal, Director
Mr. Rajgopal has served as Executive Vice President of Strategy, Corporate Development and
Partnerships at PayPal Holdings, Inc. (“PayPal”), a financial technology company, since November
2023, and was Executive Vice President of People & Sourcing at PayPal from June 2021 to
November 2023. Before joining PayPal, from 2006 to 2021, Mr. Rajgopal served in several leadership roles at McKinsey & Company, a strategy and management consulting firm, including serving as the global lead for the payments practice and as managing partner for the San Francisco and Silicon Valley offices and for the Western U.S. Region. Most recently, from July 2012 to June
2021, Mr. Rajgopal was the firm’s co-managing partner for the United States, where he was responsible for client services across all industry sectors as well as people initiatives. Mr. Rajgopal serves as vice chair of the Stanford Graduate School of Business Advisory Council. He holds undergraduate degrees in industry engineering and political science, as well as an MBA from
Stanford University.
Mr. Rajgopal’s qualifications to serve on the Board include his unique blend of senior leadership expertise in human resources, technology, payments, and financial services.
DIRECTOR SINCE 2023
AGE 52
COMMITTEES
Compensation
Nominating and Corporate
Governance (Chair)

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information

21

Robert A. Schriesheim, Director
Mr. Schriesheim is chairman of Truax Partners LLC where he leads large, complex transformations in partnership with boards, CEOs and institutional investors as an investor and director. He has served on 12 public company boards, including as chairman, and has served as Chief Financial Officer of four public companies. From 2019 to 2021, he served as chairman of the finance committee of telecom services provider Frontier Communications (NASDAQ: FYBR). Previously, he was Executive
Vice President and Chief Financial Officer of Sears Holdings, a broad-based retailer, from 2011 until
2016; Senior Vice President and Chief Financial Officer of Hewitt Associates (Alight’s predecessor company), a global human resource consulting and outsourcing company, until its acquisition by Aon in 2010. From 2006 to 2009, he was Executive Vice President, Chief Financial Officer and a director of Lawson Software, a publicly traded global Enterprise Risk Management software provider, until its acquisition by Golden Gate Capital/Infor in 2010. Mr. Schriesheim also currently serves as lead independent director and chairman of the audit committee of Houlihan Lokey (NYSE: HLI), a global investment bank; and a director of Skyworks Solutions (NASDAQ: SWKS), a semiconductor company, where he previously served as a member of the Audit and Compensation Committees until
May 2025. In addition, he is an adjunct associate professor of finance at the University of Chicago
Booth School of Business. Mr. Schriesheim received an AB in Chemistry from Princeton University and an MBA from the University of Chicago Booth School of Business with concentrations in business economics and finance.
Mr. Schriesheim’s qualifications to serve on the Board include his significant public company board experience, with 12 total directorships. and his relevant experience as the chief financial officer of our predecessor company.
DIRECTOR SINCE 2025
AGE 65
COMMITTEES
Audit
Compensation
Rohit Verma, Director and Chief Executive Officer
Mr. Verma is the Company’s Chief Executive Officer.  He also serves on the board of Ameritas
Holding Company and is a member of industry advisory boards for Northwestern University and
Georgia Institute of Technology. Prior to joining Alight in January 2026, from 2020 he served as
President and Chief Executive Officer and a member of the Board of Directors of Crawford &
Company (NYSE: CRD.A), a leading global provider of claims management and outsourcing solutions serving insurance companies and self-insured entities in more than 70 countries. Prior to
Crawford, Mr. Verma held senior leadership roles at Zurich North America, where he served as
Regional Executive for the South Region and held multiple executive positions across underwriting, distribution, finance, strategy, and general management. Earlier in his career, he was a management consultant with McKinsey & Company, where he led global strategy and transformation engagements for leading insurance and financial services organizations. Mr. Verma holds an undergraduate degree in computer engineering from the University of Delhi and a master’s degree from Northwestern University. He also completed executive leadership programs at Cambridge University and London Business School.
Mr. Verma’s qualifications to serve on the Board include his public company board experience and his relevant experience as a chief executive officer.
DIRECTOR SINCE 2026
AGE 51
COMMITTEES
None

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
22  2026 PROXY STATEMENT
Director
Compensation
Russell P. Fradin, William P. Foley, II, David D. Guilmette, Michael E. Hayes, Daniel S. Henson, Robert A. Lopes, Jr., Siobhan Nolan
Mangini, Richard N. Massey, Erika Meinhardt, Regina M. Paolillo, Kausik Rajgopal, Coretha M. Rushing, Robert A. Schriesheim, and
Denise Williams received compensation for serving on our Board during the year ended December 31, 2025. Mr. Henson and Mses.
Meinhardt and Paolillo left the Board effective March 1, 2025.  Employee directors receive no compensation for serving on the Board.
All directors are reimbursed for their reasonable out-of-pocket expenses related to their service as a member of the Board.
On February 13, 2025, the Board, upon the recommendation of the Compensation Committee, approved revisions to the compensation program for non-employee directors. The updated non-employee director compensation program applied to Messrs. Fradin, Hayes,
Lopes and Schriesheim as of the date they joined the Board on March 1, 2025, and became effective for all other non-employee directors from April 1, 2025.
Description of Director Compensation.
The compensation program for non-employee directors consisted of the following:

COMPENSATION TYPE	ANNUAL AMOUNT - Q1 2025	ANNUAL AMOUNT AS OF Q2 2025

Chairperson of the Board annual cash retainer	$300,000	$200,000
Chairperson of the Board annual equity grant	N/A	$300,000

Board member annual equity grant(1)	$150,000	$200,000

Board member annual cash retainer(1)	$70,000	$85,000

Committee chair annual cash retainer	$30,000 Audit Committee $20,000 other committees	$30,000 Audit Committee $20,000 other committees

Committee member annual cash retainer	$15,000 Audit Committee $10,000 other committees	$15,000 Audit Committee $10,000 other committees
(1)For the purpose of clarification, the Board member annual equity grant and annual cash retainer are not paid to the Chairperson.
Cash retainers are paid on a quarterly basis. Non-employee directors can elect to receive fully vested shares of Class A common stock in lieu of cash payment or split such quarterly payments into designated percentages of cash and shares of Class A common stock.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information

23

Equity Ownership Guidelines
The Compensation Committee maintains equity ownership guidelines to promote substantial equity ownership by the Board and align their interests with the interests of our stockholders. Each non-employee director who receives compensation for their service on the
Board is required to own equity equal to a multiple of their retainer, reflecting such director’s role and level of responsibility. Directors who have not yet met their equity ownership requirements are required to retain 100% of their after-tax shares until the share ownership requirement is met. Directors have five years to meet their ownership requirements after becoming a director. All of our non-employee directors have achieved the minimum ownership thresholds or are working towards compliance within five years from the date or their appointment or election.

TITLE/POSITION	STOCK OWNERSHIP REQUIREMENT

Chairperson of the Board	10x Retainer

All Other Non-Employee Directors	5x Retainer
Director Compensation for 2025
The following table provides summary information concerning the compensation of our directors for the year ended December 31, 2025.
Mr. Henson and Mses. Meinhardt and Paolillo left the Board effective March 1, 2025 and received pro rata payments for January and
February 2025.  Messrs. Fradin, Hayes, Lopes and Schriesheim joined the Board on March 1, 2025 and received pro rata payments from March 1, 2025.  Mr. Guilmette, our former Chief Executive Officer, did not receive any compensation in connection with his service on the Board for the year ended December 31, 2025.

NAME	FEES EARNED OR PAID IN CASH(1)	STOCK AWARDS(2)	ALL OTHER COMPENSATION	TOTAL
Russell P. Fradin(3)(4)	$167,214	$901,083	—	$1,068,297
William P. Foley, II(5)	$128,934	$199,995	—	$328,929
Michael E. Hayes(6)	$91,972	$267,392	—	$359,364
Daniel S. Henson(6)	$16,389	$—	—	$16,389
Robert A. Lopes, Jr.(7)	$91,963	$267,392	—	$359,355
Siobhan Nolan Mangini(6)	$117,153	$199,995	—	$317,148
Richard N. Massey(3)	$109,604	$199,995	—	$309,600
Erika Meinhardt(3)	$13,930	$—	—	$13,930
Regina M. Paolillo(8)	$18,028	$—	—	$18,028
Kausik Rajgopal(7)	$107,972	$199,995	—	$307,968
Coretha M. Rushing(7)	$99,599	$199,995	—	$299,594
Robert A. Schriesheim(6)	$91,972	$267,392	—	$359,364
Denise Williams(3)	$103,782	$199,995	—	$303,777
(1)Amounts reported represent annual cash retainers and Committee fees paid to our non-employee directors for Fiscal 2025.
(2)Amounts reported represent the aggregate Grant Date (as defined below) fair value of time-vested restricted stock unit (“RSU”) awards granted to our non-employee directors in Fiscal 2025, calculated in accordance with FASB ASC Topic 718. The Grant Date fair value with respect to the time-vested RSUs is calculated by multiplying the number of shares subject to the RSUs by the closing price of
Class A common stock the grant date of July 2, 2025.  The time-vested RSUs vest on the first anniversary of the Grant Date subject to the director’s continued active service with Alight through the vesting date, except in the case of death, disability, termination within six months prior to a change-in-control or within eighteen months following a change-in-control, and certain involuntary terminations.
(3)Messrs. Fradin and Massey and Mses. Meinhardt and Williams each elected to receive 100% of their annual cash retainers in the form of unrestricted shares of Class A common stock paid quarterly.
(4)On March 10, 2025, Mr. Fradin received a grant of restricted stock units with a value of $500,000 in connection with his appointment as Chair of the Board.
(5)Mr. Foley elected to receive 75% of his annual cash retainer in the form of unrestricted shares of Class A common stock and 25% in cash.  Additionally, Mr. Foley stepped down as Chair of the Board effective March 1, 2025 and, accordingly, received compensation as Chairperson for January and February 2025 and received compensation as a non-chairperson board member from March 1, 2025.
(6)Messrs. Hayes, Henson and Schriesheim and Ms. Nolan Mangini each elected to receive 100% of their annual cash retainer in the form of cash paid quarterly.
(7)Messrs. Lopes and Rajgopal and Ms. Rushing each elected to receive 50% of their annual cash retainer in the form of unrestricted shares of Class A common stock and 50% in cash.
(8)Ms. Paolillo elected to receive 40% of her annual cash retainer in the form of unrestricted shares of Class A common stock and 60% in cash.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
24  2026 PROXY STATEMENT
Executive
Officers

NAME	AGE	POSITION
Rohit Verma	51	Director and Chief Executive Officer
Gregory P. Giometti	37	Interim Chief Financial Officer
Allison P. Bassiouni	50	Chief Delivery Officer
Donna G. Dorsey	55	Chief Human Resources Officer
Deepika Duggirala	51	Chief Technology Officer
Martin T. Felli	58	Chief Legal Officer and Corporate Secretary
Stephen D. Rush	56	Chief Commercial Officer
As Mr. Verma also serves as a director of the Company, his biographical information is presented above in this Proxy Statement under the heading “Proposal No. 1 – Election of Directors.”
Gregory P. Giometti, Interim Chief Financial Officer
Mr. Giometti has served as Alight's Interim Chief Financial Officer since January 2026. In addition,
Mr. Giometti continues to serve as Alight’s Head of Financial Planning & Analysis (FP&A), driving enterprise-wide financial strategy and performance management. Mr. Giometti has been with the
Company since August 2020 in positions of increasing responsibility within the Company’s finance organization. Prior to his current roles, he served the Company as Vice President, Financial
Planning and Analysis and Director, Financial Planning and Analysis, Business Intelligence and
Transformation. Before joining Alight, Mr. Giometti served in various financial capacities with
Walgreens Boots Alliance, Paper Source, and Bank of Montreal (NYSE: BMO). Mr. Giometti holds a bachelor’s degree in economics from DePauw University and a Master of Business
Administration from the University of Chicago Booth School of Business.
On February 25, 2026, Mr. Giometti advised the Company that he would be leaving Alight to pursue other opportunities and agreed with the Company that he would continue to serve as the
Company’s Interim Chief Financial Officer until May 8, 2026 (or such earlier date a permanent
Chief Financial Officer is appointed) to assist with the transition of his responsibilities as the
Company continues with its well-advanced search for an external candidate to serve as the
Company’s Chief Financial Officer.
OFFICER SINCE 2026
AGE 37

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information

25

Allison P. Bassiouni, Chief Delivery Officer
Ms. Bassiouni has served as Alight’s Chief Delivery Officer since January 2025. Prior to her appointment as Chief Delivery Officer, Ms. Bassiouni served as Alight’s Executive Vice President,
Customer Experience and Delivery from June 2023 until December 2024, Senior Vice President,
Health Delivery from February 2022 until June 2023 and as Vice President, Benefits Delivery at
Alight from May 2017 until February 2022. Prior to joining Alight, Ms. Bassiouni served as Vice
President, Benefits Delivery at Aon Hewitt from January 2013 until April 2017 and as Senior
Director, Benefits Delivery from June 1998 until December 2012. Ms. Bassiouni has served as the
President of the GLP Foundation since October 2018. Ms. Bassiouni holds a BBA in Business
Management from Texas A&M University.
OFFICER SINCE 2025
AGE 50
Donna G. Dorsey, Chief Human Resources Officer
Ms. Dorsey has served as Alight’s Chief Human Resources Officer since June 2025.  Since
October 2023, she has served on the board of directors for Root Inc. (NASDAQ: ROOT) where she serves on the Compensation and Nominating and Corporate Governance Committees.  Before
joining Alight, she was Executive Vice President, Chief People and Culture Officer at International
Motors (formerly Navistar (NYSE: NAV)), where she was responsible for enterprise-wide HR strategy. Her career spans leadership roles across HR, legal, and compliance functions, and she is a recognized advocate for equity, mentoring, and culture-building.
Ms. Dorsey holds a bachelor’s degree in political science from Rutgers University and a juris doctor degree from Chicago-Kent College of Law with a certification in labor and employment law.
OFFICER SINCE 2025
AGE 55
Deepika Duggirala, Chief Technology Officer
Ms. Duggirala has served as Alight’s Chief Technology Officer since January 2025. Ms. Duggirala has over 25 years of technology leadership experience across enterprise software, mobile platforms, and digital transformation initiatives. Prior to her appointment as Chief Technology Officer,
Ms. Duggirala served as EVP of Technology at Alight from June 2023 until December 2024. Prior to joining Alight, Ms. Duggirala served as SVP of Global Technology Platforms at TransUnion, a credit reporting agency, where she led strategic technology initiatives, from May 2020 until June 2023. Ms.
Duggirala served as Vice President, Engineering at Yello from September 2018 until March 2020 and as Senior Vice President, Engineering at SPINS from June 2014 until September 2018. Her extensive career includes leadership roles at SAP Labs as Vice President of Development for SAP
Mobile Platform from March 2012 until June 2014, and prior to that nearly a decade at Motorola Inc., where she progressed from Software Engineer to Engineering Project Manager. Ms. Duggirala has
served as an advisory board member at Modal Learning, an early-stage e-learning platform, since
November 2022. Ms. Duggirala has also served as a member of the board of trustees of Quest
Academy since January 2024. Ms. Duggirala holds an MS in Electrical and Computer Engineering from Rutgers University and a BE in Electronics Engineering from Nagpur University.
OFFICER SINCE 2025
AGE 51

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26  2026 PROXY STATEMENT
Martin T. Felli, Chief Legal Officer and Corporate Secretary
Mr. Felli has more than 29 years of legal experience. Mr. Felli joined Alight in January 2023 as our
Chief Legal Officer and Corporate Secretary. Prior to joining Alight, Mr. Felli served as Executive
Vice President, Chief Legal and Chief Administrative Officer at Blue Yonder Holding, Inc., a
Blackstone Inc. (“Blackstone”) and New Mountain Capital sponsored supply chain management company, from 2018 to April 2022. Prior to that, Mr. Felli held other key legal leadership roles at
Blue Yonder from 2013 to 2018, was General Counsel and Corporate Counsel at Ecotality, Inc.,
from 2011 to 2013, and held additional senior legal positions across a broad range of organizations including Clear Channel Outdoor, Inc., from 2006 to 2011, and HBO, from 2000 to 2004. Mr. Felli holds a juris doctor degree from the University of Pennsylvania Law School and B.A. magna cum laude from Baruch College. Mr. Felli serves as president and chairman of the board of trustees of
Phoenix Country Day School in Phoenix, Arizona and is a Fellow of the American Bar Foundation.
OFFICER SINCE 2023
AGE 58
Steven D. Rush, Chief Commercial Officer
Mr. Rush has served as Alight's Chief Commercial Officer since October 2025. Prior to this current role, Mr. Rush served as SVP & Head of Americas at HCL Software from May 2024 to September
2025. Prior to that, Mr. Rush served as Alight’s Head of New Sales and Solutions – Global One
Alight New Sales & Solutions Team from February 2017 to April 2024, and held numerous roles with increasing responsibility at Alight and its predecessors, including Hewitt and Aon Hewitt.  Mr.
Rush holds a bachelor’s degree in Economics from Drew University.
OFFICER SINCE 2025
AGE 56

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27

Corporate
Governance
Board Leadership Structure
Our Board understands that there is no single approach to providing board leadership. Given the very competitive and rapidly developing business environment in which we operate, the right Board leadership structure may vary as circumstances change. Our By-
laws provide that the Board appoints our corporate officers, including our CEO. Our Nominating and Corporate Governance Committee
periodically reviews the Company’s governance structure and practices, including applicable provisions of our Certificate of
Incorporation and By-laws.
Our Corporate Governance Guidelines do not have a fixed rule about separation of the Chairperson and CEO positions, or whether our
Chairperson should be an employee or elected from among non-employee directors. We believe it is in the best interests of the
Company to have flexibility to evaluate our leadership structure over time as part of our ongoing succession planning processes, subject to any applicable terms of the Investor Rights Agreement (see the “Certain Relationships and Related Person Transactions -
Investor Rights Agreement” section of this Proxy Statement).
Our Board leadership structure currently separates the positions of CEO and Chairperson of the Board. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. In furtherance of the Board’s leadership succession planning, on March 1, 2025, Russell P.
Fradin was appointed a director and the Chairperson of our Board, succeeding Mr. Foley as Chairperson after his successful four-year tenure in the role. Mr. Foley remains on the Board as a Director. Our CEO, who is also a member of our Board, is primarily responsible for our operations and strategic direction, while our Chairperson, who is not an employee of the Company, is primarily focused on matters pertaining to corporate governance, including management oversight and strategic guidance. The Board believes that this is the most appropriate structure at this time but will make future determinations regarding whether or not to separate the roles of Chairperson and CEO based on then-current circumstances.
Our Board believes that the structure of the Board and its committees will provide strong overall management of the Company.
Code of Conduct
The Company has adopted a Code of Conduct that is available on the Company’s website at investor.alight.com. Our Code of Conduct has been developed to help directors and employees around the world efficiently resolve ethical issues in our complex global business environment. The Code of Conduct applies to all directors and employees without limitation, including our principal executive officer, our principal financial officer and principal accounting officer. The Code of Conduct covers a variety of topics, including those required to be addressed by the SEC. Topics covered include, among other things, conflicts of interest, confidentiality of information, and compliance with applicable laws and regulations. Directors and employees receive periodic updates regarding corporate governance policies and are informed when material changes are made to the Code of Conduct. The Audit Committee oversees, reviews, and periodically updates the Code of Conduct, reviews any significant violations of the Code of Conduct, reviews requests of waivers of the Code of
Conduct by executive officers and directors and reviews the Company’s systems to monitor compliance with and enforcement of the
Code of Conduct.

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28  2026 PROXY STATEMENT
The Company will make any legally required disclosures regarding amendments to, or waivers of, certain provisions of its Code of
Conduct on our website (https://investor.alight.com). There were no amendments or waivers of the provisions of the Code of Conduct with respect to any of our officers or directors in 2025. The information contained on, or accessible from, the Company’s website is not part of this Proxy Statement, by reference or otherwise.
Securities Trading Policy
We have adopted a Securities Trading Policy governing the purchase, sale or other dispositions of our securities by our directors, officers and employees. A copy of the Securities Trading Policy is filed as an exhibit to our Annual Report. In addition, it is the
Company’s practice to comply with applicable laws and regulations relating to insider trading with respect to its purchases, sales or other dispositions of Company securities.
Compensation Committee Interlocks and Insider Participation
None of the Company’s executive officers currently serves, or in the past year has served, (i) as a member of the compensation committee or of the board of directors of another entity, one or more of whose executive officers served on the Compensation
Committee, or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on the Board.
We are party to certain transactions with Starboard (as defined herein) and the Sponsor Investors (as defined herein) and their affiliates as described in the “Certain Relationships and Related Person Transactions” section of this Proxy Statement.
Management Succession Planning
The Nominating and Corporate Governance Committee may periodically review a succession plan relating to the CEO and other executives that report to the CEO that is developed by management. The succession plan will include, among other things, an assessment of the experience, performance, and skills for possible successors to the CEO. The Nominating and Corporate Governance
Committee will from time to time make recommendations to the Board with respect to the selection of individuals to occupy these positions. In the fall of 2025, the Nominating and Corporate Governance Committee played an integral role in evaluating and ultimately recommending a successor for our former CEO. The committee evaluated Mr. Verma’s background and experience discussed further under his biographical information and accordingly appointed him to succeed our former CEO effective on January 1, 2026.
Board and Committee Self-Evaluations
Our Board conducts an annual self-evaluation of itself and its committees to assess its effectiveness and identify opportunities for improvement. Our Board believes that this process supports continuous improvement and provides opportunities to strengthen Board and committee effectiveness.
Director Nomination and Search Process
The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director candidates and selecting or recommending for the Board’s selection those candidates to be nominated for election to the Board. This process may be subject to any obligations and procedures governing the nomination of directors to the Board set forth in our Investor Rights
Agreement (see the “Certain Relationships and Related Person Transactions - Investor Rights Agreement” section of this Proxy
Statement). The Nominating and Corporate Governance Committee and the Board considers various factors including: strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, an ability to work collegially with the other members of the Board, diversity of age, gender, nationality, race, ethnicity, and sexual orientation, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, career experience, relevant technical skills or business acumen, and the size, composition and combined expertise of the existing Board. The
Board monitors the mix of specific experience, qualifications, and skills of its directors so that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Stockholders may also nominate directors for election at the Company’s annual stockholders meeting by following the provisions set forth in the By-laws, whose qualifications the Nominating and Corporate Governance Committee will consider.
The Nominating and Corporate Governance Committee also may, but need not, retain a professional search firm in order to assist it in these efforts. The Nominating and Corporate Governance Committee and the Board utilize the same criteria for evaluating candidates regardless of the source of the referral.  Each of Messrs. Fradin and Lopes were recommended to the Board and reviewed for fitness to the Board by a professional search firm.

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29

Retirement Policy
The Board does not believe that there should be a fixed term or retirement age for directors but will consider each director’s tenure and the average tenure of the Board when determining who to nominate for election at an upcoming stockholder meeting.
Director Independence
Under the rules of the NYSE rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)
and the rules of NYSE. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule
10C-1 under the Exchange Act and the rules of NYSE. In order to be considered independent for purposes of Rule 10A-3 under the
Exchange Act and under the rules of NYSE, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of NYSE, the Board must affirmatively determine that the members of the Compensation Committee are independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to:
(1) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (2) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
Our Board has affirmatively determined that Messrs. Fradin, Foley, Hayes, Lopes, Massey, Rajgopal and Schriesheim and Mses. Nolan
Mangini, Rushing and Williams meet the applicable criteria for independence established by NYSE. Our Board has previously determined that Messrs. Foley, Hayes, Henson, Lopes, Massey, Rajgopal and Schriesheim and Mses. Nolan Mangini, Meinhardt,
Paolillo, Rushing and Williams, who each served on our board during fiscal 2025, qualified as “independent” under the applicable criteria for independence established by the NYSE. In arriving at the foregoing independence determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities and any relationships they have with us and our management.
Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than
10% of its Class A common stock, are required to report their beneficial ownership and any changes therein to the SEC and the
Company. Specific due dates for those reports have been established, and the Company is required to report in this Proxy Statement any failure to file such reports by those due dates. Based solely on the Company’s review of the copies of Forms 3, 4 and 5 furnished to us and written representations by directors and executive officers, the Company believes that during Fiscal 2025, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the exception of one Form 4 filing for Mr. Schriesheim reporting one transaction.
Committees of the Board; Committee Appointments
The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Audit
Committee’s members are Siobhan Nolan Mangini (Chair), Michael E. Hayes, Robert A. Lopes, Jr., Robert A. Schriesheim and Denise
Williams. The Compensation Committee’s members are Richard N. Massey (Chair), Michael E. Hayes, Kausik Rajgopal, Coretha M.
Rushing, Robert A. Schriesheim and Denise Williams. The Nominating and Corporate Governance Committee’s members are Kausik
Rajgopal (Chair), William P. Foley, II, Robert A. Lopes, Jr., Siobhan Nolan Mangini, Richard N. Massey and Coretha M. Rushing.
Members will serve on these committees until their resignation or until as otherwise determined by the Board.

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30  2026 PROXY STATEMENT
Audit Committee
All members of the Audit Committee have been determined to be
“independent” under SEC rules and NYSE listing standards
applicable to boards of directors in general and audit committees in particular, and each member is also financially literate under
NYSE listing standards. Additionally, Siobhan Nolan Mangini (the chair of the committee) and Robert A. Schriesheim each qualify as an “audit committee financial expert” as defined in applicable SEC rules. The Company’s Audit Committee is responsible for, among other things:
•selecting a qualified firm to serve as the independent registered public accounting firm to audit the Company’s financial
statements;
•helping to ensure the independence and performance of the
independent registered public accounting firm;
•discussing the scope and results of the audit with the
independent registered public accounting firm and reviewing, with management and the independent registered public
accounting firm, the Company’s interim and year-end financial statements;
•developing procedures for employees to submit concerns
anonymously about questionable accounting or audit matters;
•reviewing and overseeing the Company’s policies on risk
assessment and risk management, including enterprise risk
management;
•reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures;
•reviewing and overseeing the Company’s cybersecurity and
data privacy programs and controls; and
•approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.
The Board has adopted a written charter for the Audit Committee, which is available on the Company’s website at
investor.alight.com.
Siobhan Nolan
Mangini (Chair)
Robert  A.
Lopes, Jr.
Michael E.
Hayes
Robert A.
Schriesheim
Denise Williams
2025 Meetings
6

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31

Compensation Committee
All members of the Compensation Committee have been determined to be
“independent” under SEC rules and NYSE listing standards applicable to boards of directors in general and compensation committees in particular.
The Company’s Compensation Committee is responsible for, among other things:
•reviewing, approving, and determining the compensation of the
Company’s officers and key employees;
•reviewing, approving, and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof;
•administering the Company’s equity compensation plans;
•reviewing, approving, and making recommendations to the Board regarding incentive compensation and equity compensation plans;
•considering the risks arising from the Company’s compensation policies and practices; and
•establishing and reviewing general policies relating to compensation and benefits of the Company’s employees.
The Board has adopted a written charter for the Compensation
Committee, which is available on the Company’s website at
investor.alight.com. The Compensation Committee charter allows the committee to delegate to a senior executive officer the authority to grant equity awards to employees other than executive officers, within limits prescribed by the full Board. The Compensation Committee delegated authority to our CEO to grant equity awards to new and existing employees (other than executive officers). Management is required to report any equity awards granted pursuant to this delegated authority to the Compensation Committee at its next scheduled meeting after the delegated authority is exercised.
Richard N.
Massey (Chair)
Michael E.
Hayes
Kausik
Rajgopal
Coretha M.
Rushing
Denise Williams
Robert A.
Schriesheim
2025 Meetings
7

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32  2026 PROXY STATEMENT
Nominating and Corporate Governance Committee
All members of the Nominating and Corporate Committee have been determined to be “independent” under NYSE listing standards applicable to board of directors in general. The Nominating and Corporate
Governance Committee is responsible for, among other things:
•identifying, evaluating, and selecting, or making recommendations to the Board regarding, nominees for election to the Board and its committees;
•evaluating the performance of the Board and of individual directors;
•considering, and making recommendations to the Board regarding the composition of the Board and its committees;
•overseeing succession planning for management;
•reviewing developments in corporate governance practices, including related to environmental, social and governance matters;
•evaluating the adequacy of the corporate governance practices and reporting; and
•developing, and making recommendations to the Board regarding, corporate governance guidelines and matters.
The Board has adopted a written charter for the Nominating and Corporate
Governance Committee, which is available on the Company’s website at
investor.alight.com.
Kausik
Rajgopal (Chair)
William P.
Foley, II
Robert  A.
Lopes, Jr.
Siobhan Nolan
Mangini
Richard N.
Massey
Coretha M.
Rushing
2025 Meetings
5

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33

Board and Committee Meetings; Attendance
Directors are encouraged to attend our annual meetings of stockholders and, at our 2025 annual meeting of stockholders, eight of our eleven directors at the time attended the meeting. During the year ended December 31, 2025, the Board held five meetings, the Audit
Committee held six meetings, the Compensation Committee met seven times and the Nominating and Corporate Governance
Committee met five times. In 2025, all of our incumbent directors attended at least 75% of the meetings of the Board and committees during the time in which he or she served as a member of the Board or such committee, other than Mr. Foley, who attended 60% of the meetings of the Board and committees during the time in which he served as a member of the Board or such committees due to conflicting professional obligations.
The Board’s Role in Risk Oversight
The Board directs and oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company and its stockholders, with a view to enhancing long-term stockholder value. The Board’s responsibility is one of oversight, and in performing its oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters that may be reserved for or shared with the Company’s stockholders. This role may be subject to any applicable terms of the Investor Rights Agreement (see the “Certain Relationships and Related Person Transactions-Investor Rights Agreement” section of this Proxy Statement). The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company. The Board exercises direct oversight of strategic risks to the Company in regular coordination with the Company’s management. The Audit Committee reviews guidelines and policies governing the process by which senior management assesses and manages the Company’s exposure to risk, including the Company’s major financial and operational risk exposures and the steps management takes to monitor and control such exposures. The Compensation Committee oversees risks relating to the Company’s compensation policies and practices. The Nominating and Corporate Governance Committee assists the
Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure and corporate governance. Each committee is charged with risk oversight and reports to the Board on those matters.
Cybersecurity Risk Oversight
Our Chief Technology Officer, Chief Information & Security Officer and Chief Legal Officer and Corporate Secretary provide periodic reports on our cybersecurity and risk management efforts, including with respect to information security practices, to the Audit
Committee, as well as to other members of our executive leadership team, as appropriate. These reports include updates on the
Company’s cyber risks and threats, the status of projects to strengthen our information security systems, assessments of the information security program, and the emerging threat landscape. Where appropriate, the Audit Committee then periodically reports to the full Board regarding the Company’s assessment of potential risk exposures and the steps management has taken to monitor and control such risks, which includes the Company’s cybersecurity program designed to prevent, detect, and rapidly respond to any potential incident.
In addition to our scheduled meetings, the Audit Committee and executive leadership team maintain an ongoing dialogue regarding emerging or potential cybersecurity risks. Together, they receive updates on significant developments in cybersecurity to facilitate proactive and responsive oversight. The Audit Committee is apprised of strategic decisions related to cybersecurity, offering guidance and approval for major initiatives. This involvement helps drive integration of cybersecurity considerations into our Company’s broader strategic objectives.
For further information related to our cybersecurity program, please refer to Item 1C. Cybersecurity in our Annual Report.
Corporate Sustainability and Impact (CS&I)
Governance and Oversight
Our Board, as a whole and through its standing committees, works closely with our executive leadership team to govern and manage sustainability factors. While the full Board has ultimate responsibility for CS&I matters that impact our business, the Nominating and
Corporate Governance Committee exercises primary Board oversight of sustainability and related matters. Alight also maintains a
Management Sustainability Committee, which is comprised of cross-functional leaders across the Alight management team and drives our Corporate Sustainability and Impact strategy development and implementation. It is led by our Chief Legal Officer and Corporate
Secretary, who has primary responsibility for corporate governance, the legal and compliance function, and sustainability.

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34  2026 PROXY STATEMENT
Accomplishments
Since 2022, Alight has published its annual Global Impact Report, which details our efforts to advance the Company’s CS&I initiatives and highlights the progress made over the prior year.  Alight’s strategy, which was reviewed by the Nominating and Corporate
Governance Committee, identifies key commitments, as well as success indicators within each of our CS&I pillars. During 2025, Alight continued to evolve its CS&I program, with an emphasis on governance, transparency, and long-term value. The Company maintained a focus on understanding and addressing sustainability‑related considerations relevant to its operations and stakeholders, while adapting to a rapidly changing regulatory and client landscape. Additional details about the CS&I program as well as copies of the
Global Impact Report can be found on our investor website at investor.alight.com.
The Board’s Role in Human Capital Management and Talent Development
Our Board plays an integral role in human capital management by appointing a strong, performance-driven senior management team.
In connection with this responsibility, our Board oversees the development and retention of senior management talent as part of the succession planning process for our CEO as well as the members of the Company’s executive leadership team that directly report to our CEO.
Through regular reviews, the Board is actively engaged and involved in executive talent management and provides input on important decisions in this area. High potential leaders are considered for additional leadership roles and developmental opportunities needed to prepare them for greater responsibilities. We are focused on building an inclusive workforce to support a culture of openness and innovation at Alight, so we periodically assess with the Board the talent pool of candidates just below the executive leadership team level to help maintain a robust and diverse talent pipeline.
While our Nominating and Corporate Governance Committee has the primary responsibility to develop succession plans for the CEO position, it coordinates with the Compensation Committee and regularly reports to the Board. Decisions are made at the Board level. In connection with this responsibility for developing succession plans, our Board reviews, at least annually, the short-, medium-, and long-
term succession plans for the Company’s senior management, including the CEO. This annual review also includes a review of the
Company’s broader human capital management practices around culture, engagement, and impact and inclusion.

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35

Security Ownership
of Certain Beneficial
Owners and
Management
The following table sets forth information regarding the beneficial ownership of shares of Alight’s Voting Common Stock as of April 15,
2026 by:
•each of Alight’s named executive officers and directors;
•all executive officers and directors of Alight as a group; and
•each person known by Alight to be the beneficial owner of more than 5% of the shares of Alight’s Voting Common Stock.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The percentage of beneficial ownership of shares of Alight’s Voting Common Stock is calculated based on the aggregate of the following outstanding shares as of April 15, 2026: (i) 526,823,241 shares of Class A common stock and (ii) 484,358 shares of Class V common stock.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 320
South Canal Street, 50th Floor, Suite 5000, Chicago, Illinois 60606.

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36  2026 PROXY STATEMENT

BENEFICIAL OWNERSHIP AS OF APRIL 15, 2026
NAME	SHARES OF CLASS A COMMON STOCK	% OF CLASS A COMMON STOCK	% OF TOTAL VOTING POWER

Directors and Named Executive Officers

Russell P. Fradin	236,101	*	*

William P. Foley, II(1)	7,780,634	1.5%	1.5%

David D. Guilmette**	155,957	*	*

Michael E. Hayes	10,941	*	*

Robert A. Lopes, Jr.	107,033	*	*

Siobhan Nolan Mangini	28,789	*	*

Richard N. Massey(2)	1,638,165	*	*

Kausik Rajgopal	91,419	*	*

Coretha M. Rushing	69,191	*	*

Robert A. Schriesheim	75,347	*	*

Rohit Verma	212,000	*	*

Denise Williams	134,109	*	*

Jeremy J. Heaton**	516,799	*	*

Allison P. Bassiouni(3)	150,456	*	*

Donna G. Dorsey	—	—	—

Deepika Duggirala	107,047	*	*

David Essary**	—	—	—

All Directors and Executive Officers as a Group (17 persons)	10,912,036	2.1%	2.1%

5% Holders

The Vanguard Group(4)	42,355,372	8.0%	8.0%

Cannae Holdings, Inc.(5)	40,477,062	7.7%	7.7%

BlackRock, Inc.(6)	29,831,900	5.7%	5.7%
*Percentage owned is less than 1.0%
**Messrs. Guilmette, Heaton and Essary each ceased to be an executive officer in December 2025, January 2026 and November 2025, respectively. The information provided herein reflects the last reported holdings of each person.
(1)Consists of (a) 916,762 shares of Class A common stock held directly by Mr. Foley, (b) 171,878 shares of Class A common stock held directly by Trasimene Capital FT, LLC (“Trasimene GP”), and (c)
6,661,426 shares of Class A common stock held directly by Bilcar FT, LP (“Bilcar”). Mr. Foley is the sole member of Bilcar FT, LLC (“Bilcar FT”), which, in turn, is the sole general partner of Bilcar. Mr.
Foley is also the sole member of Trasimene GP. Because of the relationships between Mr. Foley and Bilcar, Bilcar FT, and Trasimene GP, Mr. Foley may be deemed to beneficially own the securities reported herein to the extent of his pecuniary interests. Mr. Foley disclaims beneficial ownership of the securities reported herein, except to the extent of his pecuniary interest therein, if any. Mr. Foley and the entities referred to in this footnote are sometimes referred to collectively herein as “Foley.”
(2)Consists of 1,538,165 shares of Class A common stock held directly by Mr. Massey and 100,000 shares of Class A common stock held by DogTown L.P., over which Mr. Massey has voting and investment power.
(3)Consists of 142,848 shares of Class A common stock held directly by Ms. Bassiouni and 7,608 shares of Class A common stock held Ms. Bassiouni’s spouse, who is an employee of the Company.
Ms. Bassiouni disclaims beneficial ownership of the securities reported herein, except to the extent of her pecuniary interest therein.
(4)Based solely on the prior Schedule 13G/A filed with the SEC on July 29, 2025. The Vanguard Group reported in that filing that it has shared voting power over 341,458 shares of Class A common
Stock, sole dispositive power over 41,483,678 shares of Class A common Stock, and shared dispositive power over 871,694 shares of Class A common Stock. According to the most recent Schedule
13G/A filed by The Vanguard Group with the SEC on March 26, 2026, The Vanguard Group owns 0.0% as of March 13, 2026, following an internal reorganization pursuant to which The Vanguard
Group's beneficial ownership has been disaggregated. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(5)Based on a Schedule 13D filed with the SEC on December 5, 2024, by Cannae and Cannae Holdings, LLC (“Cannae LLC”). The reported shares of common stock consists of 40,477,062 shares of
Class A common stock held by Cannae Funding A, LLC, a wholly owned subsidiary of Cannae. Each of Cannae and Cannae LLC share voting and dispositive power over the 40,477,062 shares of
Class A common stock. Each of Cannae and Cannae LLC expressly disclaims beneficial ownership of any securities reported herein except to the extent such entity actually exercises voting or dispositive power with respect to such securities. The address for Cannae is 1701 Village Center Circle, Las Vegas, Nevada 89134.
(6)Based on a Schedule 13G filed with the SEC on January 29, 2024. BlackRock, Inc. has sole voting power over 29,043,886 shares of Class A common stock and sole dispositive power over
29,831,900 shares of Class A common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

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37

Certain Relationships
and Related Person Transactions
Policy Regarding Transactions with Related Persons
The Company has adopted a formal written policy (the “Policy”) setting forth policies and procedures for the review and approval or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC. Our related party transaction policy requires that a “related person” (as defined in paragraph (a) of Item
404 of Regulation S-K) promptly disclose to our Chief Legal Officer and Corporate Secretary any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we are to be a participant and where the amount involved exceeds $120,000 and in which any related party had or will have a direct or indirect material interest)
and all material facts with respect thereto.
Because the Company operates primarily in the business-to-business market and several institutional investors are related parties by virtue of owning more than 5% of the voting securities of the Company and also own 10% or greater of a number of other firms, corporations or other entities, potential related party transactions may arise in the ordinary course of the Company’s business.
Transactions involving portfolio companies of 5% holders who are actively involved with the management of the Company are monitored and the Audit Committee is informed of transactions that require its approval under the Policy. Transactions with those portfolio companies entered into during the ordinary course of business are pre-approved under the Policy and the Audit Committee receives material details of such transactions at the next regularly scheduled meeting of the Audit Committee. In order to streamline the review and approval process, the Policy provides that if the Chief Legal Officer and Corporate Secretary determines it is impractical or undesirable to wait until the next Audit Committee meeting to consummate a Related Party Transaction, the chairperson of the Audit
Committee may review and approve such transactions in accordance with the guidelines set out in the Policy, and then report all such approvals at the next regularly scheduled Audit Committee meeting.
Once a potential related party transaction has been reported, our Chief Legal Officer and Corporate Secretary will then promptly communicate that information to the Audit Committee or the chairperson of the Audit Committee, as applicable. At its meetings, the
Audit Committee shall be provided with the material details of each of the new proposed and approved related party transactions. Any member of the Audit Committee who has an interest in the related party transaction under review by the Audit Committee will be required to abstain from voting on the approval of the related party transaction, but may, if so requested by the chairperson of the Audit
Committee, participate in some or all of the Audit Committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the Audit Committee may determine to permit or to prohibit the related party transaction.
Additionally, all members of our executive leadership team and certain other senior leaders have received training regarding conflicts of interest and the process for management to proactively provide updates to the Company’s legal and corporate compliance functions regarding any changes in their related party relationships. Additionally, all newly appointed executive officers and key leaders receive conflict of interest training and any disclosed conflicts are documented accordingly.

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38  2026 PROXY STATEMENT
Indemnification of Directors and Officers
The By-laws provide that we will indemnify our directors and officers to the fullest extent permitted by the DGCL. In addition, the
Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL.
The Business Combination
On July 2, 2021 (the “Closing Date”), FTAC completed the business combination (the “Business Combination”) with Alight Holding
Company, LLC (“Alight Holdings”) contemplated by the Business Combination Agreement (as amended and restated as of April 29,
2021) between FTAC, Alight Holdings and other interested parties (the “Business Combination Agreement”). On the Closing Date,
pursuant to the Business Combination Agreement, FTAC became a wholly owned subsidiary of Alight, Inc. and was renamed Alight
Group, Inc. As a result of the Business Combination, and by virtue of such series of mergers and related transactions, the combined company is now organized in an “Up-C” structure, in which substantially all of the assets and business of Alight are held by Alight
Holdings, of which Alight is the managing member pursuant to the terms of the Alight Holdings Operating Agreement (as defined below)
that went into effect upon the completion of the Business Combination. As of December 31, 2025, Alight owned approximately 99% of the economic interest in Alight Holdings but has 100% of the voting power and controls the management of Alight Holdings.
Arrangements Involving Other Stockholders that Beneficially Own More than 5% of Any
Class of Stock
Transactions with Director and Executive Officer-Affiliated Entities
We take very seriously any actual or perceived conflicts of interest, and critically evaluate all potential transactions and relationships that may involve directors or executive officers or entities affiliated with them.
Some of our directors and executive officers are also affiliated with other entities. We may provide services to some of these entities and sometimes those entities provide services to us. Under our Related Party Transactions policy, transactions with director and executive officer affiliated entities must be pre-approved by the Audit Committee and any interested directors on the Audit Committee shall not participate in the approval process or vote, unless their input is directly requested.
Gregory R. Goff, the Company’s former President who left the Company in January 2025, is on the board of directors of InMoment, Inc.
(“InMoment”). During Fiscal 2025, we paid $2.4 million for products and services we received from InMoment. These transactions were conducted on, and these services were provided or received, as applicable, on an arm’s-length basis.
Transactions with 5% Holders
From time to time, institutional investors, such as large investment management firms, mutual fund management organizations and other financial institutions, become beneficial owners (through aggregation of holdings of their affiliates) of 5% or more of voting securities of the Company, and, as a result, are considered a “related party” under the Policy. These organizations may provide services to the Company. In addition, the Company may provide services to these organizations. During Fiscal 2025, we recognized revenue of approximately $1.7 million for services we provided to entities affiliated with BlackRock, Inc. (“BlackRock”). These transactions were conducted on, and all of these services were provided on, an arm’s-length basis.
Transactions with Portfolio Companies
Our current Sponsor Investors (as defined below) are majority investors in, have control over, or are otherwise affiliated with many other companies. We have entered, and may in the future enter, into commercial transactions in the ordinary course of our business with some of these companies, including the sale of products and services and the purchase of products and services. We monitor those transactions with portfolio companies of our Sponsor Investors (as defined below) who are actively involved with the management of the
Company and inform the Audit Committee of transactions which require their oversight and approval under the Policy. None of these transactions or arrangements, in isolation, has been or is expected to be material to Alight.
During Fiscal 2025, we recognized revenue of approximately $3.4 million for services we provided to entities affiliated with Mr. Foley.
During the same period, we paid approximately $0.4 million for products and services we received from entities affiliated with Mr. Foley.

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39

Post-Business Combination Arrangements
We entered into certain agreements with certain of our pre-Business Combination investors in connection with the closing of the
Business Combination. The agreements described in this section are qualified in their entirety by reference to the full text of such agreements, which have been filed as exhibits to our Annual Report. These agreements include:
•Second Amended and Restated Limited Liability Company Agreement of Alight Holdings (see the section below entitled “Alight
Holdings Operating Agreement”);
•Tax Receivable Agreement (see the section below entitled “Tax Receivable Agreement”);
•Investor Rights Agreement (see the section below entitled “Investor Rights Agreement”); and
•Registration Rights Agreement (see the section below entitled “Registration Rights Agreement”).
Alight Holdings Operating Agreement
Concurrently with the completion of the Business Combination, the existing amended and restated limited liability company agreement of Alight Holdings was amended and restated in its entirety to become the Second Amended and Restated Limited Liability Company
Agreement of Alight Holdings, dated as of July 2, 2021, by and among Alight Holdings, the Company, certain subsidiaries of the
Company and the other members of Alight Holdings, and was amended further pursuant to the First Amendment to Second Amended and Restated Limited Liability Company Agreement of Alight Holdings, dated as of December 1, 2021, by and between Alight, Inc.,
Bilcar FT, LP, Trasimene Capital FT, LP and Alight Holdings.
Tax Receivable Agreement
In connection with the Business Combination, we entered into a tax receivable agreement (the “Tax Receivable Agreement” or the
“TRA”) with certain of our pre-Business Combination owners (the “TRA Parties”), in substantially the form attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on July 12, 2021. The Tax Receivable Agreement provides for the payment by the Company to such TRA Parties of 85% of the benefits, if any, that the Company is deemed to realize (calculated using certain assumptions) as a result of (i) the Company’s direct and indirect allocable share of existing tax basis acquired in the Business
Combination, (ii) increases in the Company’s allocable share of existing tax basis and tax basis adjustments that will increase the tax basis of the tangible and intangible assets of Alight Holdings as a result of the Business Combination and as a result of sales or exchanges of the limited liability company interests of Alight Holdings (the “Alight Holdings Units”) for shares of Class A common stock after the Business Combination and (iii) certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. These increases in existing tax basis and tax basis adjustments generated over time may increase (for tax purposes) depreciation and amortization deductions and, therefore, may reduce the amount of tax that the Company would otherwise be required to pay in the future, although the Internal Revenue Service may challenge all or part of the validity of that tax basis, and a court could sustain such a challenge. Actual tax benefits realized by the Company may differ from tax benefits calculated under the Tax Receivable Agreement as a result of the use of certain assumptions in the Tax Receivable
Agreement, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligation under the Tax Receivable Agreement is an obligation of the Company and not of Alight Holdings. While the amount of existing tax basis, the anticipated tax basis adjustments and the actual amount and utilization of tax attributes, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the timing of exchanges of Alight Holdings Units for shares of Class A common stock, the applicable tax rate, the price of shares of our Class A common stock at the time of exchanges, the extent to which such exchanges are taxable and the amount and timing of our income, we expect that as a result of the size of the transfers and increases in the tax basis of the tangible and intangible assets of Alight Holdings and our possible utilization of tax attributes, including existing tax basis acquired at the time of the Business Combination, the payments that the
Company may make under the Tax Receivable Agreement may be substantial. The payments under the Tax Receivable Agreement are not conditioned on the exchanging holders of Alight Holdings Units or other TRA Parties continuing to hold ownership interests in the
Company or Alight Holdings. For more information regarding our accrued liability under the TRA as of December 31, 2025, see Note 15
“Tax Receivable Agreement” to the Consolidated Financial Statements included in our Annual Report.
Investor Rights Agreement
In connection with the closing of the Business Combination, on July 2, 2021, the Company, Trasimene Capital FT, LP, Bilcar, Cannae
LLC and THL FTAC LLC (collectively with Trasimene Capital FT, LP, Bilcar and Cannae LLC, and together with their affiliated transferees, the “Sponsor Investors”), and certain other investors entered into an Investor Rights Agreement (the “Investor Rights
Agreement”). Although other former investors have withdrawn from the Investor Rights Agreement and no longer have any director appointment rights, the Investor Rights Agreement provides that the Sponsor Investors continue to have the right to designate and have designated three of the eleven directors on our Board, including the Chairperson. As a result, the Sponsor Investors may be considered

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40  2026 PROXY STATEMENT
to have significant influence with respect to the Company’s management, business plans and policies, including the appointment and removal of the Company’s officers.
Designation Rights
The Investor Rights Agreement provides that for so long as the Sponsor Investors beneficially own at least 50% of the Voting Common
Stock held by the Sponsor Investors on the Closing Date, the Sponsor Investors will retain the right to designate three directors. If the
Sponsor Investors hold less than 50% of the Voting Common Stock held by the Sponsor Investors on the Closing Date, the Investor
Rights Agreement provides that they will have the right to designate (1) if they collectively beneficially own at least 7.5% of the aggregate outstanding Voting Common Stock, three directors, (2) if they collectively beneficially own at least 6.25% (but less than 7.5%)
of the aggregate outstanding Voting Common Stock, two directors, and (3) if the Sponsor Investors collectively beneficially own at least
2.5% (but less than 6.25%) of the aggregate outstanding Voting Common Stock, one director. In addition, the Investor Rights
Agreement provides that Cannae LLC (or, if Cannae LLC is no longer party to the Investor Rights Agreement, the applicable designator for the Sponsor Investors at such time) will have the right to consent to any individual nominated for election to the Board seat initially occupied by the CEO of the Company, for so long as the Sponsor Investors collectively beneficially own at least 7.5% of the aggregate outstanding Voting Common Stock.
Under the Investor Rights Agreement, any director that has been designated by the Sponsor Investors may only be removed with the consent of such investor, and the Sponsor Investors will be entitled to appoint replacement designees in the event a vacancy is created with respect to one of their designees.
Under the Investor Rights Agreement, the Company has agreed to include the applicable designees in its slate of nominees for election at any stockholder meetings and to use reasonable best efforts to cause each designee to be elected. In addition, each of the Sponsor
Investors agreed with the Company that it would vote in favor of the Board’s slate of nominees.
Registration Rights Agreement
In connection with the Business Combination, the Company entered into a Registration Rights Agreement (the “Registration Rights
Agreement”), dated as of July 2, 2021, with the Sponsor Investors, and certain of our legacy investors (collectively, the “RRA Parties”).
Pursuant to the Registration Rights Agreement, the Company, filed a Registration Statement to permit the public resale of all the registrable securities held by the RRA Parties from time to time as permitted by Rule 415 under the Securities Act of 1933, as amended
(the “Securities Act”) with the SEC. In addition, upon the demand of any such RRA Party, the Company will be required to facilitate a non-shelf registered offering of shares of Class A common stock requested by such RRA Party to be included in such offering. Any demanded non-shelf registered offering may, at the Company’s option, include shares of the Class A common stock to be sold by the
Company for its own account and will also include registrable shares to be sold by holders that exercise their related piggyback rights in accordance with the Registration Rights Agreement. Within 90 days after receipt of a demand for such registration, the Company will be required to use its reasonable best efforts to file a registration statement relating to such demand. In certain circumstances, the RRA
Parties will be entitled to piggyback registration rights in connection with the demand of a non-shelf registered offering.
In addition, the Registration Rights Agreement entitles the RRA Parties to demand and be included in a shelf registration when the
Company is eligible to sell its shares of Class A common stock in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act.
The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the
Securities Act.

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41

Executive
Compensation
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our compensation philosophy, objectives, and practices; our compensation setting process; the elements of our executive compensation program; and the compensation of our named executive officers (“NEOs”)
for Fiscal 2025 -- including certain former executive officers:
•David D. Guilmette, Former Chief Executive Officer and Vice Chair(1)
•Jeremy J. Heaton, Former Chief Financial Officer(2)
•Donna G. Dorsey, Chief Human Resources Officer(3)
•Deepika Duggirala, Chief Technology Officer(4)
•Allison P. Bassiouni, Chief Delivery Officer(5)
•David Essary, Former Chief Strategy Officer(6)
(1) Mr. Guilmette separated from the Company effective December 31, 2025.
(2) Mr. Heaton separated from the Company effective January 9, 2026.
(3) Ms. Dorsey was appointed our Chief Human Resources Officer effective June 2, 2025.
(4) Ms. Duggirala was appointed our Chief Technology Officer effective January 1, 2025.
(5) Ms. Bassiouni was appointed Chief Delivery Officer effective January 1, 2025
(6) Mr. Essary was appointed Chief Strategy Officer effective  May 14, 2025 and separated from the Company effective November 30, 2025.
EXECUTIVE SUMMARY
Compensation Philosophy and Objectives
Our compensation policies and programs are designed to support the achievement of our business plans by motivating, retaining, and attracting exceptional talent. Our ability to compete effectively in the marketplace depends on the knowledge, capabilities, and integrity of our leaders. Our compensation policies and programs help create a high-performance, outcome-driven, and principled culture by holding leaders accountable for delivering results, developing our employees and exemplifying our core values. In addition, we believe our compensation policies and programs for leaders and employees are appropriately balanced, reinforcing short-term and long-term results, and as such would not drive behavior that would have an adverse effect on our business.
The Compensation Committee is responsible for overseeing our executive compensation practices. Each year, the Compensation
Committee reviews our executive compensation and benefits programs to assess whether the programs are aligned with our business strategies, the competitive practices of our peer companies and our stockholders’ interests. As part of the regular reviews, the
Compensation Committee may modify the executive compensation mix for select executives as necessary to support our strategic objectives.
The three key objectives of our executive compensation programs are to:
•Attract, motivate, and retain high performing talent in a highly competitive market;

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42  2026 PROXY STATEMENT
•Encourage and reward corporate and individual performance that creates and sustains stockholder value; and
•Deliver competitive compensation for the achievement of annual and long-term results.
To achieve our objectives, our executive compensation program focuses on:
•Pay-for-Performance: ensuring a substantial portion of executive compensation is variable or “at risk” and directly linked to both
Company and individual performance;
•Competitive Market Practice: providing total compensation opportunities that are competitive with peers and the broader talent marketplace to attract and retain executives with exceptional levels of experience, skills, and education;
•Stockholder Alignment: aligning executive incentives with the long-term interests of stockholders through equity-based compensation, “at-risk” compensation linked to challenging performance goals which promote long-term stockholder value, and stock ownership requirements; and
•Retention: establishing multi-year vesting of performance-vested compensation such that an executive must remain with the
Company to receive value from an award.
Policies and Practices for Establishing Compensation Packages
Elements of Compensation
The table below describes the generally applicable primary elements of our NEOs’ compensation for 2025.

COMPONENT	DESCRIPTION

Base Salary	Base salary comprises the smallest component of our NEOs’ compensation.

Variable Compensation Plan (“VCP”)
Awards under the VCP are annual incentives delivered in the form of cash and are predominantly tied to Company achievement of annual financial and non-financial objectives.
•The VCP payout is based on Company financial performance – namely revenue, Free Cash Flow, and Adjusted EBITDA, which is then further adjusted to exclude the impact of certain other items determined by our Compensation
Committee to arrive at the measure for VCP.
•The VCP payout based on Company financial performance is subject to an individual performance modifier based on individual objectives that may be either financial or non-financial and support our overall business strategy.

Long-Term Incentives (“LTI”)
LTI comprises the majority of our NEOs’ compensation.
•50% of LTI is delivered in the form of performance-vested restricted stock units
(“PRSUs”) that only vest at the end of the applicable performance period if the
Company meets pre-determined performance criteria. These performance criteria include strategic financial metrics tied to our long-term business plan.
•50% of LTI is delivered in the form of time-vested restricted stock units (“RSUs”)
that typically vest over a three-year service period.

2025 Say-on-Pay Results
We held a stockholder advisory vote on executive compensation in 2025, commonly referred to as a “say-on-pay vote,” which resulted in stockholder approval by over 94% of the votes cast on the advisory proposal. We take the views of our stockholders seriously and view this vote result as an indication that the principles of our executive compensation program are strongly supported by our stockholders.
Our Board has adopted a policy that is consistent with stockholder preference that we solicit a say-on-pay vote on an annual basis and, accordingly, we are holding a say-on-pay vote at this annual meeting.

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43

How We Make Compensation Decisions
As our executive compensation program evolves as a public company, it reflects our belief that the amount earned by our NEOs must depend on achieving rigorous Company and individual performance objectives designed to enhance stockholder value. We have made and intend to continue to make changes to our executive compensation programs with the goal of aligning our programs with our executive compensation philosophy and also take into consideration recommendations from our CEO based on reviews of individual performance and the feedback received from stockholders via our annual advisory vote on executive compensation.
Competitive Benchmarking
The Compensation Committee establishes the elements of compensation for our executives after a review of compensation market data from the peer group described below as well as survey data from well-recognized compensation databases. The Compensation
Committee reviews each element of compensation independently and in the aggregate to determine the right mix of elements, and associated amounts, for each executive that the Compensation Committee believes best helps further our goals of motivating and retaining our executives, achieving our strategic business plans, and enhancing total stockholder return.
Competitive Peer Group
In determining the design and the amount of each element of compensation, the Compensation Committee, with the assistance of its independent compensation consultant, Mercer (US) Inc. (the “Compensation Consultant”), conducts a thorough annual review of competitive market information. The Compensation Committee reviews data from major published surveys and proxy information of companies in the professional services and technology-focused industry segments.
The Compensation Committee, with assistance from its compensation consultant, reviewed and developed a competitive peer group, which the Compensation Committee used to review executive compensation for 2025 (the “Peer Group”). As part of the review conducted in fiscal year 2024, the Compensation Committee decided to add Paycom Software, Inc., and Paylocity Holding Corporation
due to their industry fit and comparable size. The Compensation Committee also decided to remove (a) ASGN Incorporated and EPAM
Systems, Inc. as no longer industry relevant given the Company’s disposition of its payroll and professional services business, and (b)
Workday, Inc. due to its size.  The revised Peer Group consists of companies that reflect a mix of professional services and technology-
focused companies that we compete with for executive talent with industry-specific knowledge and experience. The Peer Group also includes companies in the data processing and outsourcing services, application software and human resources and employment services sectors, as well as management and Board recommendations. The Peer Group companies represented companies with median revenues of $2.6 billion and a median market capitalization of $5.95 billion when selected by the Compensation Committee.
While the Compensation Committee uses peer group market data percentiles as reference points in setting executive compensation, it does not target specific benchmark percentiles for any element of compensation or total direct compensation for the executive officers.
The following table sets forth the companies included in our Peer Group used to review executive compensation for 2025.

COMPETITIVE PEER GROUP

Broadridge Financial Solutions Inc.	Insperity Inc.	TriNet Group, Inc.

Dayforce, Inc. (formerly Ceridian)	Maximus Inc.	TTEC Holdings, Inc.

ExlService Holdings Inc.	Paychex Inc.	WEX Inc.

Genpact Limited	Paycom Software, Inc.	WNS (Holdings) Ltd.

HealthEquity, Inc.	Paylocity Holding Corporation
Overview of 2025 Compensation
Annual Base Salary
Our philosophy is to pay base salaries that are commensurate with the applicable NEO’s experience and expertise, taking into account, among other things, the recommendation of the Compensation Consultant and competitive market data for executives with similar roles and responsibilities. The Compensation Committee does not benchmark to a specific percentile within that data. The Compensation
Committee reviews each NEO’s base salary annually considering market salary data, relative compensation within the executive group, an assessment of corporate performance, as well as individual performance of each NEO. In 2025, the Compensation Committee approved a base salary increase for Mr. Heaton (10%). Ms. Duggirala (13%) and Ms. Bassiouni (29%) in recognition of additional

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44  2026 PROXY STATEMENT
responsibilities when they assumed the Chief Financial Officer, Chief Technology Officer, and Chief Delivery Officer roles, respectively.
The table below excludes Mr. Essary who was employed by the Company from May 14, 2025 until his separation date on November 30,
2025 and who received $288,352 in salary during that time.

NAME	BASE SALARY AS OF DECEMBER 31, 2025	BASE SALARY AS OF DECEMBER 31, 2024

David D. Guilmette(1)	$870,000	$870,000

Jeremy J. Heaton(2)	$575,000	$525,000

Donna G. Dorsey(3)	$500,000	N/A

Deepika Duggirala	$450,000	$400,000

Allison P. Bassiouni	$400,000	$309,000

(1)Mr. Guilmette separated from the Company effective December 31, 2025.
(2)Mr. Heaton separated from the Company effective January 9, 2026.
(3)Ms. Dorsey joined the Company effective June 2, 2025.
Variable Compensation Plan
The VCP provides our NEOs and other eligible employees an opportunity to share in the Company’s success by aligning annual incentive compensation with annual performance. The VCP encourages the achievement of our internal annual business goals approved by the Compensation Committee at the start of the performance year. The bonus pool funding for target performance was determined after considering our financial results from the prior year and the annual operating budget for the performance year. The alignment of the VCP with our internal annual business goals is intended to motivate all participants to achieve and exceed our annual performance objectives which directly impacts the level of funding of the VCP bonus pool. To maintain alignment of pay and performance, the Compensation Committee may exercise discretion to determine the extent to which the VCP bonus pool is funded, as well as the VCP payment received by each NEO.
The table below describes the target VCP participation rate and potential VCP payout range for each named executive officer. The table excludes Mr. Essary who was not eligible for a VCP bonus for 2025 because he separated from the Company on November 30, 2025.

NAME	2025 TARGET VCP PARTICIPATION RATE AS A PERCENTAGE OF BASE SALARY	POTENTIAL VCP PAYOUT RANGE AS A PERCENTAGE OF TARGET VCP PARTICIPATION RATE

David D. Guilmette	200%	0-200%

Jeremy J. Heaton(1)	100%	0-200%

Donna G. Dorsey	75%	0-200%

Deepika Duggirala	75%	0-200%

Allison P. Bassiouni	75%	0-200%

(1)Mr. Heaton forfeited his eligibility for a VCP bonus for 2025 when he separated from the Company in January 2026.
VCP Financial Performance Measures
Our priorities for Fiscal 2025 were to drive business growth and create stockholder value, with a focus on profitability and free cash flow.
Towards that end, the Compensation Committee approved adding Free Cash Flow as an additional performance measure under the
VCP. Our 2025 performance measures for VCP payout determinations were Adjusted EBITDA, revenue, and Free Cash Flow. Adjusted
EBITDA, a non-GAAP financial measure, is defined as earnings before interest, taxes, depreciation, and intangible amortization adjusted for the impact of certain non-cash and other items that we do not consider in the evaluation of ongoing operational performance. This result may then be further adjusted to exclude the impact of certain other items determined by the Compensation
Committee. Revenues are principally derived from fees paid by clients for services. Free Cash Flow, a non-GAAP financial measure, is defined as cash provided by operating activities net of capital expenditures. Management believes that Free Cash Flow is an important

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liquidity metric because it measures, during a given period, the amount of cash generated that is available to repay debt obligations, make strategic acquisitions and investments.
We used these three measures because we believe they are key drivers in increasing stockholder value and because every VCP participant can impact them in some way. Adjusted EBITDA is used as an indicator of our earnings performance. Revenues are used as an indicator of our growth. Free Cash Flow measures our ability to generate cash and our operational efficiency. These measures may change from time to time based on business priorities. The Compensation Committee approved the minimum, target and maximum goals for each measure and the corresponding level of VCP bonus pool funding. The bonus percentage for threshold financial performance was 0% and bonus percentage for maximum financial performance was 160%.
The table below shows the Fiscal 2025 total Company performance goals at target for each of our performance measures and the actual Fiscal 2025 achievement of those goals.

	THRESHOLD	TARGET	MAXIMUM	ACTUALS	ACHIEVEMENT (PERCENTAGE OF BUDGET FUNDING)

Adjusted EBITDA(1)	$620.0	$681.0	$740.0	$561.0	0%

Free Cash Flow(2)	$250.0	$285.0	$320.0	$250.0	0%

Revenue	$2,318.0	$2,388.0	$2,493.0	$2,262.0	0%

(1) See “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Review of Results—Key Components of Our Operations—Non-GAAP Financial Measures” in our
Annual Report for a description of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to its comparable GAAP metric.
(2) See “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Review of Results—Key Components of Our Operations—Non-GAAP Financial Measures” in our
Annual Report for a description of Free Cash Flow and a reconciliation of Free Cash Flow to its comparable GAAP metric.
VCP Individual Performance
Executives are eligible to receive an individual performance payout modifier ranging from 0% to 200% to reflect individual performance over the full fiscal year. For named executive officers other than the CEO, individual performance and the assignment of any individual performance payout modifier are based on the CEO’s assessment of each executive’s performance and corresponding recommendations to the Compensation Committee.
Individual performance objectives are qualitative in nature and are not stated in quantitative terms. No specific weighting is assigned to any individual objective, and the objectives are not established based on their relative level of difficulty. Rather, the Compensation
Committee considers these objectives holistically in assessing the overall quality and effectiveness of each executive’s performance.
For Fiscal 2025, the Compensation Committee did not apply individual performance payout modifiers for any named executive officers, as the overall performance under the VCP resulted in a 0% payout.
Actual VCP Awards
For Fiscal 2025, the Company’s financial performance resulted in 0% funding of each NEO’s VCP bonus other than for Ms. Dorsey pursuant to the terms of her employment offer, as set forth below. The table below shows the results used by the Compensation
Committee in their assessment and determination of the actual VCP bonus payouts for Fiscal 2025 for each NEO.  The table below excludes Mr. Essary who was not eligible for a VCP bonus because he separated from the Company on November 30, 2025.

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46  2026 PROXY STATEMENT

NAME	ELIGIBLE BASE SALARY	VCP TARGET	ACTUAL PERCENTAGE ACHIEVED: TOTAL COMPANY FUNDING	ACTUAL PERCENTAGE ACHIEVED: INDIVIDUAL PERFORMANCE	ACTUAL VCP BONUS

David D. Guilmette(1)	$870,000	200%	0%	0%	$0

Jeremy J. Heaton(2)	$575,000	100%	0%	0%	$0

Donna G. Dorsey(3)	$291,781	75%	0%	0%	$218,836

Deepika Duggirala	$450,000	75%	0%	0%	$0

Allison P. Bassiouni	$400,000	75%	0%	0%	$0

(1)Mr. Guilmette separated from the Company in December 2025 and was eligible for a VCP bonus as per his separation agreement.
(2) Mr. Heaton separated from the Company in January 2026, prior to the March 2026 bonus payout date and was not eligible for a bonus.
(3) Ms. Dorsey's eligible base salary is prorated based on her June 2, 2025 start date. Her 2025 VCP bonus was guaranteed to pay at 100% of target based on her April 7, 2025 employment offer, as approved by the Committee.
Special Recognition Bonus for Ms. Bassiouni and Ms. Duggirala
The Compensation Committee approved a Special Recognition bonus to recognize and retain select employees, including members of the Executive Leadership Team, who delivered exceptional individual performance despite a year of significant business and financial challenges. Because the Company’s VCP did not fund for 2025, the Committee determined that discretionary recognition was appropriate to acknowledge individual leadership contributions not fully reflected in formulaic incentive outcomes.
Following a review and recommendation by the Chief Executive Officer, the Committee approved Special Recognition bonus payments to Ms. Bassiouni of $199,800 and Ms. Duggirala of $224,775, based on their 2025 individual performance, leadership impact, and retention considerations.

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Long-Term Incentive Compensation
The Compensation Committee believes a large part of an executive’s compensation should be linked to long-term stockholder value creation as an incentive for sustained, profitable growth. Therefore, our long-term incentive awards for our NEOs are in the form of equity awards, both performance and time-vested, and provide reward opportunities competitive with those offered by companies in the
Peer Group for similar jobs. Consistent with the other elements of compensation, the Compensation Committee does not target specific benchmark percentiles for long-term incentive awards for our NEOs and instead uses a number of factors in establishing the long-term incentive award levels for each individual, including a review of each individual’s accumulated vested and unvested awards, the current and potential realizable value over time using stock appreciation assumptions, vesting schedules, comparison of individual awards between executives and in relation to other compensation elements, market data, stockholder dilution and accounting expense. Should we deliver against our long-term goals, the long-term equity incentive awards become a significant portion of the total compensation of each executive. For more information on the 2025 long-term equity grants, please see the 2025 Grants of Plan-Based Awards table included in this Proxy Statement.
LTI Target Levels
As part of our Long-term Incentive program, the Company offers annual LTI awards. The LTI mix for our NEOs in 2025 was 50% RSUs and 50% PRSUs. The Compensation Committee chose this mix of equity-based awards to align the interests of NEOs to our stockholders. In addition, as determined at the discretion of the Compensation Committee, the Company may occasionally grant special awards intended for retention or to further incentivize performance that it believes to be in the best interests of the Company and its stockholders.
Restricted Stock Units
RSUs granted in 2025 as part of the annual LTI program vest in three equal annual installments, subject to the continued employment of the applicable NEO. We use RSUs to help deliver stock ownership and promote retention. (See the table entitled “Outstanding Equity
Awards at Fiscal 2025 Year-End” for details concerning the vesting schedule of the RSUs.)
Performance-Vested RSUs
PRSUs granted in 2025 as part of the annual LTI program vest based on the achievement of certain performance goals over a three–
year performance period, subject to the continued employment of the applicable NEO. (See the table entitled “Outstanding Equity
Awards at Fiscal 2025 Year-End” for details concerning the vesting criteria for the PRSUs.)
The key features of the 2025 PRSUs are described below:
•PRSUs give the executive the right (subject to Compensation Committee discretion to reduce but not increase awards beyond the maximum opportunity) to vest in a number of RSUs based on achievement against performance goals over a three-year performance period. Actual shares that will vest, if any, will vary based on the Compensation Committee’s certification of the achievement of the performance goals at the end of the three years. The three-year performance period was designed to discourage short-term risk taking and reinforce the link between the interests of our stockholders and our NEOs over the long term.
•The number of PRSUs that will vest is based on the Company’s achievement of revenue and Adjusted EBITDA goals, as determined by the Compensation Committee and as measured on a cumulative basis over the three-year performance period covering Fiscal 2025 through fiscal year 2027. Each metric (revenue and Adjusted EBITDA) is equally weighted at 50%, and the potential payout range as a percentage of the target award is 0% to 200%.
•If performance results meet or exceed the threshold level for the PRSU financial measures, the resulting payout may be adjusted by a relative total shareholder return (“TSR”) modifier ranging from 0.75x to 1.25x based on the Company’s TSR ranking relative to companies in the Russell 2000 Index over the performance period, with a ranking at the 25th percentile corresponding to a
0.75x modifier and a ranking at the 75th percentile corresponding to a 1.25x modifier, with intermediate performance determined by linear interpolation. Notwithstanding relative performance, the TSR modifier is capped at 1.0x if the Company’s TSR over the performance period is negative.
•If earned at target, 100% of the PRSUs will vest at the end of the three-year performance period.
The Board has the ability under our 2021 Omnibus Incentive Plan (the “2021 Plan”) to make adjustments in the method of calculating the attainment of performance goals for a performance period.

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48  2026 PROXY STATEMENT
2023 PRSU Performance Period Results
In February 2026, the Compensation Committee reviewed performance for the January 1, 2023 to December 31, 2025 PRSU
performance period. The Company’s performance against revised Cumulative BPaaS revenue and Cumulative Adjusted EBITDA performance metrics resulted in 48.1% of target shares being earned. Shares earned under the 2023 PRSU awards are detailed as part of the Outstanding Equity Awards at Fiscal 2025 Year-End table included in this Proxy Statement.

	THRESHOLD	TARGET	MAXIMUM	ACTUAL PERFORMA NCE	(PERCENTA GE OF TARGET)	WEIGHTING	(PERCENTA GE OF PRSUS EARNED)

Cumulative BPaaS Revenue ($B)	$1.495	$2.001	$2.255	$1.982	96.20%	50%	48.10%

Cumulative Adjusted EBITDA ($B)	$1.903	$1.962	$2.053	$1.894	0.00%	50%	0.00%

							48.10%
Long-Term Incentive Grant Practices
We do not have any program, plan, or practice to time equity grants to take advantage of the release of material information. During
Fiscal 2025, equity awards were granted to executive officers at one of our regularly scheduled or special Compensation Committee meetings.
Looking Ahead – 2026 Compensation Changes
Following a comprehensive review conducted in collaboration with the Company’s independent compensation consultant and informed by stockholder feedback, the Compensation Committee approved several updates to the executive compensation program for 2026.
These changes are intended to further strengthen the alignment between executive pay, financial performance, and long‑term stockholder value creation.
2026 Variable Compensation Plan and Long‑Term Incentive Performance Measures
For 2026, performance under the VCP will be based 80% on financial performance measures—Revenue and Adjusted EBITDA, weighted equally, and 20% on strategic business objectives, including measures related to client revenue retention and client satisfaction.
In addition, 2026 long‑term incentive PRSU awards will be tied to Free Cash Flow performance over the 2026–2028 performance period, further emphasizing capital discipline and sustainable value creation.
Tiered Value Realization Incentive Award
In March, 2026, the Compensation Committee issued a one‑time, performance‑based Tiered Value Realization (“TVR”) incentive award to further align compensation for senior executives with long‑term stockholder value creation. The TVR incentive award consists of
PRSUs that will be earned solely on share-price performance, as measured by sustained volume‑weighted average share price
(“VWAP”) and the resulting incremental market capitalization growth. The program that governs the TVR incentive awards operates in addition to, and does not replace, the Company’s annual and long‑term incentive programs and is intended to reward executives only if sustained share‑price appreciation is achieved.
The TVR program has a five‑year performance period spanning April 1, 2026 through December 31, 2030. Performance is measured using sustained 20‑trading‑day VWAP thresholds, beginning at $1.50 and extending through $4.50. Awards are earned on an incremental, tiered basis as each VWAP threshold is achieved. The Compensation Committee selected these thresholds to ensure that payouts occur only upon achievement of meaningful and sustained increases in share price and market capitalization.
If the applicable VWAP thresholds are not achieved during the performance period, no PRSUs will be earned and the entire award opportunity will be forfeited, resulting in no value realized by participants.
The maximum aggregate payout under the TVR program is capped at 25,000,000 PRSUs, representing the absolute maximum opportunity under the TVR program. Once the initial $1.50 VWAP threshold is achieved, PRSUs will be earned cumulatively as higher
VWAP thresholds are attained, in accordance with a predefined schedule comprised of four VWAP-based tranches. PRSUs are earned

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49

only following Compensation Committee certification of performance achieved and are subject to a one‑year post‑vesting holding requirement, further reinforcing alignment with long‑term stockholder interests.
Based on the number of shares outstanding as of February 20261, achieving a $4.50 VWAP would correspond to approximately over
$2 billion of incremental equity value for stockholders. These figures are illustrative only and are based on share‑price assumptions as of March 30, 2026.
A demonstrative example of TVR PRSU earnings under the TVR program is provided below:

	Performance Achievement
PRSU Tranche	Threshold VWAP($)	Maximum VWAP ($)	Earned PRSUs
Tranche 1	1.50	2.25	6,250,0000
Tranche 2	2.25	3.00	6,250,0000
Tranche 3	3.00	3.75	6,250,0000
Tranche 4	3.75	4.50	6,250,0000
Maximum number of PRSUs that may be earned			25,000,000
1 For more complete information regarding the Company’s number of outstanding shares of Class A common stock, please review our Annual Report that accompanies this Proxy Statement.
Other Pay Practices
Securities Trading Policy; No Hedging or Pledging
Directors and executive officers must comply with our Securities Trading Policy and may not engage in any transaction in our securities without first obtaining pre-clearance of the transaction from our Chief Legal Officer and Corporate Secretary. No director or executive officer is permitted to engage in short sales with respect to our stock. Additionally, no director, executive officer or other employee is permitted to (i) transact through mechanisms that hedge against our securities (i.e., transactions in put options, call options or other derivative securities on an exchange or in any other organized market, or in any other inherently speculative transactions) or (ii) hold our securities in a margin account or otherwise pledge our securities as collateral for a loan. A director, executive officer or other employee may seek pre-clearance from our Board to engage in the transactions set forth in (i) and (ii) in the preceding sentence, but the Board is under no obligation to approve any pre-clearance request. Any transaction pre-clearance will be based on the particular facts and circumstances of each request and may be granted for pledging activity where the requestor wishes to pledge the Company’s securities as collateral for a loan and indicates his or her financial capacity to repay the loan without resort to the pledged securities, taking into consideration the percentage of the pledged securities to the requestor’s total holdings. Such pre-clearance is expected to only be granted in exceptional circumstances, and the Board has not yet received any pre-clearance requests for either a hedging or a pledging transaction by a director or executive. These provisions are part of our overall compliance program to prevent any of our directors, officers, or employees from trading on material non-public information.
Clawback Policy
Effective October 2023, we adopted a standalone clawback policy that is compliant with the requirements of the Dodd-Frank Act, Rule
10D-1 of the Exchange Act and NYSE Rule 303A.14. This policy provides that, upon the occurrence of an accounting restatement of the Company’s financial statements to correct an error, the Compensation Committee must recoup incentive-based compensation that was erroneously granted, earned or vested to our current and former “officers” (as defined under Rule 16a-1 of the Exchange Act)
based wholly or in part upon the attainment of any financial reporting measure, subject to limited exceptions. This policy replaced the clawback policy previously adopted by the Compensation Committee in July 2021.

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50  2026 PROXY STATEMENT
Equity Ownership Guidelines
The Compensation Committee maintains equity ownership guidelines to promote substantial equity ownership by the Company’s management and align their interests with the interests of our long-term stockholders. Each executive officer is required to own equity equal to a multiple of his or her base salary, reflecting such executive officer’s role and level of responsibility at the Company.
For the purposes of these requirements, all shares owned and any unvested RSUs and time-vested restricted shares are included in the calculation. Unvested PRSUs and performance-vested restricted shares are not included in the calculation. Executive officers have five years from their appointment as an executive officer to attain the required level of ownership. Executive officers who have not yet met their equity ownership requirements are required to retain 100% of their after-tax shares until the share ownership requirement is met. As of the record date, all NEOs are on track to meet their applicable equity ownership requirements within the applicable time period.

TITLE/POSITION	STOCK OWNERSHIP REQUIREMENT

Chief Executive Officer	6x Base Salary

Chief Financial Officer	3x Base Salary

Other executive officers that are CEO direct reports	2x Base Salary
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material
Non-public Information
We do not currently grant new awards of stock options, stock appreciation rights or similar option-like equity awards. Accordingly, we have no specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information.
In the event we determine to grant new awards of stock options or similar equity awards in the future, the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing. We have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation in Fiscal 2025.
Executive and Broad-based Employee Benefits
Our NEOs are eligible to participate in benefit programs designed for all of our full-time employees during the period of their employment. These programs include a tax qualified 401(k) savings plan, medical, dental, disability, and life insurance programs and a matching charitable gift program. Our NEOs are eligible to participate in a voluntary executive physical program, which is intended to encourage each individual to receive regular comprehensive physical examinations, as their health and well-being are important to our success.
The benefits and perquisites received by our NEOs and their value are described in more detail in the footnotes to the Summary
Compensation Table.
Compensation and Risk Assessment
The Compensation Committee regularly reviews the risks arising from our compensation policies and practices applicable to our executive officers and evaluates the policies and practices that could mitigate any such risk. Based on these reviews, the
Compensation Committee does not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on our company.
Severance Arrangements
Our Board believes that severance arrangements are necessary to attract and retain the talent necessary for our long-term success.
Our Board views our severance arrangements as recruitment and retention devices that help secure the continued employment and dedication of our named executive officers, including when we are considering strategic alternatives.
Pursuant to his employment agreement (the “Guilmette Agreement,” as further described below), Mr. Guilmette was entitled to severance benefits if his employment was terminated by us without “cause” (as defined in the Guilmette Agreement) or by Mr. Guilmette for “good reason” (as defined in the Guilmette Agreement). Each of our other named executive officers has entered into a severance letter agreement with us under which each such named executive officer is entitled to severance benefits if he or she is terminated by

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51

us without “cause” (as defined in the severance letter agreements) or by him or her for “good reason” (as defined in the severance letter agreements), as applicable. See “Potential Payments Upon Termination or Change in Control” below for further information regarding the severance arrangements of our named executive officers.
The Guilmette Agreement
On October 17, 2024, Alight Solutions LLC (“Alight Solutions”), a subsidiary of the Company, and David Guilmette, the Company’s
former Chief Executive Officer and Vice Chair, entered into an Amended and Restated Employment Agreement (the “Guilmette
Agreement”).
Under the terms of the Guilmette Agreement, Mr. Guilmette served as our CEO and Vice Chair. His initial term of employment was for approximately three years, from August 20, 2024 through December 31, 2027~~,~~ which term would automatically extend for successive one-year periods unless either party provided written notice not to extend the term. Mr. Guilmette received a base salary of $870,000 per year, which may be increased (but not decreased) from time to time by the Board and was eligible to receive an annual bonus targeted at 200% of his base salary.
Pursuant to the Guilmette Agreement, Mr. Guilmette was also entitled to (i) reimbursement by Alight Solutions for costs associated with his use of private aviation for business-related domestic trips to the Company’s headquarters in Chicago, Illinois from Mr. Guilmette’s principal place of employment in Nashville, Tennessee or for other business related domestic trips, and (ii) travel first-class on any commercial flight for business purposes.
As more specifically described and set forth in the Guilmette Agreement, Mr. Guilmette was also eligible to receive severance benefits following certain terminations of his employment. Upon a termination of Mr. Guilmette’s employment by us without “cause” or by
Mr. Guilmette for “good reason” (as each term is defined in the Guilmette Agreement), Mr. Guilmette was entitled to receive the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims: (i) a severance payment equal to 1x base salary plus target bonus in the case of a termination without cause or termination for good reason on or prior to December 31, 2025; (ii) a prorated portion of his annual bonus for the year in which the termination occurs based on actual results;
and (iii) continued participation in our group health plan for up to 12 months following his termination date.
In connection with Mr. Guilmette’s departure from his roles as Chief Executive Officer and Vice Chair, on December 8, 2025, the
Company and Mr. Guilmette entered into a Separation Agreement and General Release (the “Separation Agreement”), confirming Mr.
Guilmette’s contractual entitlements pursuant to the Guilmette Agreement. Additionally, the Company and Mr. Guilmette entered into a three-month consulting agreement pursuant to which Mr. Guilmette would assist with the development and implementation of the
Company’s 2026 business plan and CEO transition. The Separation Agreement provided that the three-month consulting period would be considered as continued service with the Company solely for the purposes of vesting of the first tranche of Mr. Guilmette’s March
2025 RSU grant.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on that review and its discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and
Analysis be included in this Proxy Statement.
Members of the Compensation Committee:
Richard N. Massey (Chair)
Michael E. Hayes
Kausik Rajgopal
Coretha M. Rushing
Robert A. Schriesheim
Denise Williams

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52  2026 PROXY STATEMENT
Summary Compensation Table
The following table provides compensation information for our Fiscal 2025 NEOs. The table also shows compensation information for fiscal year 2024 for current NEOs who were also NEOs during that year. None of the current NEOs were NEOs during fiscal year 2023.
The sum and/or computation of individual numerical amounts disclosed in the following tables and related footnotes may not equal the total due to rounding.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
David D. Guilmette
Former Chief Executive Officer and Vice Chair(5)	2025	$870,000	$—	$9,588,062	$—	$187,469	$10,645,531
	2024	319,659	—	6,673,339	229,338	119,968	7,342,304
Jeremy J. Heaton
Former Chief Financial Officer	2025	$562,500	$—	$2,102,264	$—	$24,155	$2,688,919
	2024	492,367	750,000	4,249,994	194,977	28,910	5,716,248
Donna G. Dorsey
Chief Human Resources Officer	2025	$291,667	$218,836	$3,181,416	$—	$2,026	$3,693,945
Deepika Duggirala
Chief Technology Officer	2025	$450,000	$224,755	$1,043,221	$—	$15,957	$1,733,933
Allison P. Bassiouni
Chief Delivery Officer	2025	$400,000	$199,800	$805,555	$—	$27,713	$1,433,068
David Essary
Former Chief Strategy Officer	2025	$288,352	$—	$1,388,590	$—	$1,823	$1,678,765
(1)Amounts for Fiscal 2025 reflect Special Recognition awards provided to Mses. Duggirala and Bassiouni, and a guaranteed VCP award for 2025 only to Ms. Dorsey in connection with her appointment.
(2)Amounts reflect the aggregate grant date fair value of RSU and PRSU awards. If maximum performance conditions are achieved over the entire three-year period, the grant date fair values for the
PRSUs granted in Fiscal 2025 would be:  Ms. Dorsey, $2,799,995; Ms. Duggirala, $1,009,983 and Ms. Bassiouni, $779,987. For a description of the assumptions used to determine the compensation cost of our awards, see the notes to our audited consolidated financial statements.
(3)Amounts reflect cash incentive amounts earned by the executives under our VCP.
(4)Amounts shown in the All Other Compensation column for Fiscal 2025 are detailed in the table below (see “—Compensation Discussion and Analysis” for more details on the items in the table below):

Name	Life Insurance(a)	401(k) Plan Match(b)	Executive Physical(c)	Tax Payments(d)	Other Payments(e)	Total

David D. Guilmette	$11,129	$4,870	$—	$—	$171,470	$187,469

Jeremy J. Heaton	$1,701	$13,500	$4,770	$3,865	$319	$24,155

Donna G. Dorsey	$1,547	$—	$—	$160	$319	$2,026

Deepika Duggirala	$1,478	$14,000	$—	$160	$319	$15,957

Allison P. Bassiouni	$1,068	$14,000	$—	$12,322	$323	$27,713

David Essary	$1,823	$—	$—	$—	$—	$1,823

(a)Amounts reflect imputed income for insurance.
(b)Amounts reflect company matching contributions under our 401(k) Plan.
(c)Amounts reflect amounts for participation in the voluntary executive physical program.
(d)Amounts reflect tax payments to Mr. Heaton for the executive physical program, and tax receivable agreement payments to Ms. Bassiouni. Mr. Heaton’s and Ms. Bassiouni’s amounts also include a tax payment for their nominal gift listed under Other Payments. The amounts for Ms. Dorsey and Ms. Duggirala are the tax payments associated with their nominal gifts listed under Other Payments.
(e)Amounts for Mr. Guilmette, who resided in Nashville, Tennessee, reflect $119,720 for corporate housing in Chicago, Illinois and $51,750 for personal aircraft usage. For all other executives, the values represent the cash value of nominal gifts.
(5)Mr. Guilmette’s year-over-year variance in total compensation between 2024 and 2025 primarily reflects a partial year of service as Chief Executive Officer in 2024 following his appointment on August
20, 2024, compared to a full year of service in 2025.

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53

2025 Grants of Plan-Based Awards
The following table sets forth summary information regarding all grants of plan-based awards made to our NEOs during Fiscal 2025.
The sum and/or computation of individual numerical amounts disclosed in the following tables and related footnotes may not equal the total due to rounding.

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(3) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(4) ($)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

David D. Guilmette

	N/A		$1,740,000	$3,480,000

	3/10/2025					405,844	811,688			$2,755,681

	3/10/2025					527,597	1,055,194			3,582,384

	3/10/2025							527,597		3,249,997

Jeremy J. Heaton

	N/A		$575,000	$1,150,000

	3/10/2025					162,337	324,674			$1,102,268

	3/10/2025							162,337		999,996

Donna G. Dorsey

	N/A		$375,000	$750,000

	8/15/2025					109,289	218,578			$366,118
										$1,349,998
	8/15/2025					273,224	546,448			915,300

	8/15/2025							109,289		399,998

	8/15/2025							409,836		1,500,000

Deepika Duggirala

	N/A		$337,500	$675,000

	1/15/2025					26,509	53,018			179,996

	1/15/2025							26,509		179,996

	3/10/2025					52,759	105,518			358,234

	3/10/2025							52,759		324,995

Allison P. Bassiouni

	N/A		$300,000	$600,000

	1/15/2025					20,618	41,236			139,996

	1/15/2025							20,618		139,996

	3/10/2025					40,584	81,168			275,565

	3/10/2025							40,584		249,998

David Essary

	N/A		$525,000	$1,050,000

	8/15/2025					198,087	396,174			663,591

	8/15/2025							198,087		724,998
(1)The amounts reported for each named executive officer represent the estimated potential payments levels for Fiscal 2025 performance period under the VCP, further described under “Compensation
Discussion and Analysis”. The potential payouts were performance-based and, therefore, were completely at risk. The potential threshold, target, and maximum payment amounts assume achievement of 100% and 200%, respectively. For executives eligible to receive a bonus under the VCP, the amount earned is reported in the Summary Compensation Table under the column entitled “Non-Equity
Incentive Plan Compensation.” Mr. Heaton and Mr. Essary separated from the Company effective January 9, 2026 and November 30, 2025, respectively, and were not eligible for a VCP payout for
Fiscal 2025. Mr. Guilmette separated from the Company effective December 31, 2025. Pursuant to his Separation Agreement, he was eligible for but did not receive a VCP payout.
(2)For each executive, the amounts shown in these columns reflect, in shares, the target and maximum amounts for PRSUs subject to a three-year performance period beginning in Fiscal 2025 that is further described under “—Compensation Discussion and Analysis.” The potential awards are performance-based and, therefore, completely at risk.

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54  2026 PROXY STATEMENT
(3)Reflects time-vested RSUs granted in Fiscal 2025. Please see footnotes in the table entitled “Outstanding Equity Awards at Fiscal 2025 Year-End” for details concerning the vesting schedule for the
RSUs.
(4)The value of an RSU or PRSU award is based on the fair value as of the grant date of such award determined in accordance with FASB ASC 718. Please refer to the notes to our audited consolidated financial statements included in our Annual Report for the relevant assumptions used to determine the valuation of our awards.

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55

Outstanding Equity Awards at Fiscal 2025 Year-End
The following table provides information regarding outstanding equity awards made to our NEOs as of December 31, 2025. All unvested awards for Messrs. Heaton and Essary were forfeited and were cancelled on their separation dates from the Company on January 9,
2026, and November 30, 2025, respectively.

		STOCK AWARDS
NAME	YEAR	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED

David D. Guilmette		(#)(1)		($)(2)	(#)		($)(2)

	2025	175,865	(a)	$342,937

	2024				225,381	(3)	$439,493

Jeremy J. Heaton

	2025	162,337	(d)	$316,557

	2025				81,169	(3)	$158,279

	2024				156,320	(4)	304,824

	2024	95,238	(e)	185,714

	2024				71,429	(3)	139,286

	2023	9,255	(g)	18,047

	2023				27,765	(3)	54,142

	2020				54,696	(5)	106,657

Donna G. Dorsey

	2025	519,125	(b)	$1,012,294

	2025		(4)		191,257	(3)	$372,950

Deepika Duggirala

	2025	26,509	(c)	$51,693

	2025				13,255	(3)	$25,846

	2025	52,759	(d)	102,880

	2025				26,380	(3)	51,440

	2024				119,584	(4)	233,189

	2024	13,260	(e)	25,857
	2024				9,945	(3)	19,392

	2023	7,975	(f)	15,551

	2023				23,923	(3)	46,650

Allison P. Bassiouni

	2025	20,618	(c)	$40,205

	2025				10,309	(3)	$20,103

	2025	40,584	(d)	79,139

	2025				20,292	(3)	39,569

	2024	10,755	(e)	20,972

	2024				8,066	(3)	15,729

	2024				119,584	(4)	233,189

	2024				14	(5)	27

	2023	5,290	(h)	10,316

	2023				15,868	(3)	30,943

	2021				1,078	(5)	2,102

David Essary(6)

(1)RSUs granted as part of annual equity awards vest ratably over a three-year period. The vesting schedule for unvested outstanding stock awards generally depends upon continued employment through the applicable vesting date. Other circumstances under which such awards will vest are described in the section entitled “Potential Payments Upon a Termination or Change in Control.”

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56  2026 PROXY STATEMENT
(a)2025 grant RSUs awarded to Mr. Guilmette vest on March 10, 2026. The remaining shares were cancelled upon his termination of employment in accordance with the terms of the applicable award agreement.
(b)2025 grant RSUs awarded to Ms. Dorsey upon becoming CHRO vested 33% on January 15, 2026 and then annually over the remaining two years.
(c)2025 grant RSUs awarded to Ms. Duggirala upon becoming CTO and Ms. Bassiouni upon becoming CDO vested 33% on January 15, 2026 and then annually over the remaining two years.
(d)2025 grant RSUs vest 33% on each of March 10, 2026, March 10, 2027, and March 10, 2028.
(e)2024 grant RSUs vest 33% on each of March 11, 2025, March 11, 2026, and March 11, 2027.
(f)2023 grant RSUs awarded to Ms. Duggirala upon hire vested 33% on August 15, 2023 and then annually over the remaining two years.
(g)2023 grant RSUs vest 33% on each of March 10, 2024, March 10, 2025, and March 10, 2026.
(2)Represents the number of stock awards multiplied by $1.95, the closing stock price as of December 31, 2025.
(3)Represents the number of shares that may be earned under (a) the 2023 PRSU award program that vest at the end of a three-year performance period assuming target performance and (b) the 2024 and 2025 PRSU award program that vest at the end of a three-year performance period assuming threshold performance, in each case based on the achievement of applicable performance goals in fiscal year 2025 and subject to certification of performance results in the first quarter following the completed performance period (see “Compensation Discussion and Analysis” for more details). The
2023 PRSUs subsequently vested on February 28, 2026 at a level of performance resulting in 48.1% of target shares for Ms. Duggirala and Ms. Bassiouni. Mr. Heaton separated from the Company on
January 9, 2026 prior to the certification of performance results on February 28, 2026 resulting in the forfeiture of his 2023 PRSUs.
(4)Represents the target number of shares that may be earned under the 2024 special PRSUs (see “Compensation Discussion and Analysis” for more details) that vest 33% of the target number of shares annually at the end of three 12-month performance periods. The first 33% of shares subject to the fiscal year 2024 performance period subsequently vested on February 28, 2025 at a level of performance resulting in 129.6% of target shares for Ms. Duggirala and Ms. Bassiouni.
(5)Reflects restricted shares of Class B-1 and Class B-2 common stock that vest based on achievement of certain transfer, voting, vesting and other restrictions applicable to “Restricted Stock,” as set forth in the issuer’s Omnibus Incentive Plan. If any unvested shares do not vest on or before July 2, 2028, such shares will be automatically forfeited and canceled for no consideration. As of
December 31, 2024, the vesting conditions had not been achieved.
(6)Mr. Essary separated from the Company effective November 30, 2025 and forfeited all outstanding unvested awards upon his separation from the Company.
2025 Option Exercises and Stock Vested
The following table includes certain information with respect to shares acquired on the vesting of stock awards for each of our NEOs during Fiscal 2025. None of our NEOs hold options or similar instruments.

NAME	# OF SHARES OR UNITS ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)

David D. Guilmette	174,704	$621,716

Jeremy J. Heaton	171,039	$1,118,169

Donna G. Dorsey	—	—

Deepika Duggirala	74,395	$477,537

Allison P. Bassiouni	93,335	$622,651

David Essary	—	—
(1)Value realized calculated by multiplying the number of vested RSUs by the closing stock price on the vesting date or the last preceding trading day when the vesting date is a non-trading day
(December 31, 2025).
Non-Qualified Deferred Compensation
The following table sets forth information concerning our Deferred Compensation Plan for each of our NEOs during Fiscal 2025.

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57

NAME(1)	EXECUTIVE CONTRIBUTIONS IN LAST FY	REGISTRANT CONTRIBUTIONS IN LAST FY	AGGREGATE EARNINGS (LOSSES) IN LAST FY(2)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS	AGGREGATE BALANCE AT LAST FYE(3)

David D. Guilmette	—	—	—	—	—

Jeremy J. Heaton	—	—	—	—	—

Donna G. Dorsey	—	—	—	—	—

Deepika Duggirala	—	—	—	—	—

Allison P. Bassiouni	—	—	—	—	—

Deferred Compensation Plan	—	—	$634	—	$63,540

David Essary	—	—	—	—	—

(1)None of Messrs. Guilmette, Heaton, and Essary or Mses. Dorsey or Duggirala participate in any Company nonqualifed deferred compensation plans as these plans are legacy nonqualified deferred compensation plans which were open only to participants who participated in similar plans at Aon prior to our separation from Aon and are now frozen.
(2)Amounts reported represent investment earnings (losses) during Fiscal 2025. No portion of any earnings would be considered above-market or preferential and, accordingly, no earnings are reflected under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table above.
(3)No amount reported in the “Aggregate Balance at Last FYE” column was reported as compensation in the Summary Compensation Table in prior years.

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58  2026 PROXY STATEMENT
Pay Ratio Information
For purposes of calculating the CEO pay ratio, the total compensation of Mr. Guilmette for Fiscal 2025 was $10,645,531. For 2025, we
used the same median employee that was identified in 2024 since there were no significant changes to our employee population or compensation since 2024 that would materially impact our pay ratio disclosure. Based on reasonable estimates, the median annual total compensation of all employees of the Company and its consolidated subsidiaries, excluding our CEO, was $63,343 for Fiscal
2025. Accordingly, for Fiscal 2025, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees and our consolidated subsidiaries’ other employees was 168 to 1.
We identified our median employee based on all taxable wages earned in fiscal year 2024 by each individual who we employed on
December 31, 2024. We also converted all relevant employee compensation, on a country-by-country basis, to U.S. Dollars based on the applicable year-end exchange rate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the CEO pay ratio disclosed above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.
Separation Arrangements
Mr. Guilmette separated from the Company on December 31, 2025. Consistent with the terms of his employment contract, the
Compensation Committee approved the following payments and benefits for Mr. Guilmette in connection with his separation from the
Company. Mr. Guilmette is not included in the subsequent Potential Payments Upon a Termination or Change in Control section as his separation occurred on December 31, 2025.  In connection with his separation of service, the Company and Mr. Guilmette entered into a three-month consulting agreement for Mr. Guilmette to assist with the development and implementation of the Company’s 2026 business plan and CEO transition. His Separation Agreement also provides that the three-month consulting period will be considered as continued service with the Company solely for the purposes of vesting of the first tranche of his March 2025 RSU grant.

David D. Guilmette

Severance Payments(1)	$2,610,000

Health Plan Continuation(2)	$17,136

Time-vested RSU Vesting(3)	$159,580

TOTAL	$2,786,716
(1)Amount reported reflects a lump sum payment that consisted of one times annual base salary ($870,000), and the value of Mr. Guilmette’s target bonus amount ($1,740,000).
(2)Amount reported reflects the cost of providing continued medical, dental and life insurance coverage as enrolled at the time of termination for a period of twelve months assuming 2025 rates.
(3)Amount reported reflects vesting of the 2nd tranche of time-vested RSUs granted on March 10, 2025. For purposes of this disclosure, the value is based on the closing stock price of $0.908 as of the
March 10, 2026 vesting date.
Potential Payments Upon a Termination or Change in Control
The following table describes the potential payments and benefits that would have been payable to our NEOs under existing plans and contractual arrangements assuming (1) a termination of employment and/or (2) a “Sale of the Company” (as defined in the amended and restated limited liability company agreement of Alight and referred to herein as a “change in control” or a “CIC”) occurred on
December 31, 2025, the last business day of our last completed fiscal year, accompanied by a termination of employment.
The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of the NEOs. These include distributions of previously vested plan balances under our 401(k) Plan, the Deferred Compensation Plan, and the Supplemental
Savings Plan. Furthermore, the amounts shown in the table do not include amounts that may have been payable to a named executive officer upon the sale or purchase of his or her vested equity pursuant to the exercise of call rights. As previously disclosed, Mr. Heaton and Mr. Essary voluntarily separated from the Company effective January 9, 2026 and November 30, 2025, respectively, and were not provided severance. For information regarding Mr. Guilmette’s separation effective December 31, 2025, please refer to “—Separation
Agreements” above.

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59

TERMINATION BY THE COMPANY WITHOUT CAUSE, OR BY EXECUTIVE WITH GOOD REASON	JEREMY J. HEATON	DONNA G. DORSEY	DEEPIKA DUGGIRALA	ALLISON P. BASSIOUNI

Severance Payments(1)	$575,000	$500,000	$450,000	$400,000

Health Plan Continuation(2)	$21,456	$12,374	$19,334	$7,309

Outplacement Benefits(3)	$50,000	$50,000	$50,000	$50,000

Time-vested RSU Acceleration	$—	$—	$—	$—

Performance-vested RSU Acceleration	$—	$—	$—	$—

TOTAL	$646,456	$562,374	$519,334	$457,309
(1)Amounts reported reflect a cash severance payment for Mses. Dorsey, Duggirala, and Bassiouni of one times annual base salary for each.
(2)Amounts reported reflect the cost of providing the executive officer with continued medical, dental and life insurance coverage as enrolled at the time of his or her termination for a period of twelve months assuming 2025 rates.
(3)Amounts reported reflect the maximum potential costs of outplacement services for each executive assuming 2025 rates.

CIC WITH TERMINATION	JEREMY J. HEATON	DONNA G. DORSEY	DEEPIKA DUGGIRALA	ALLISON P. BASSIOUNI

Severance Payments(1)	$724,934	$875,000	$567,681	$506,678

Health Plan Continuation(2)	$21,456	$12,374	$19,334	$7,309

Outplacement Benefits(3)	$50,000	$50,000	$50,000	$50,000

Time-vested RSU Acceleration(4)	$626,976	$1,012,294	$195,981	$152,761

Performance-vested RSU Acceleration(4)	$954,094	$745,900	$473,195	$414,933

TOTAL	$2,377,459	$2,695,568	$1,306,190	$1,131,681
(1)Amounts reported reflect a cash severance payment which includes the following:
•Mr. Heaton—the sum of his annual base salary ($575,000) and his target annual cash incentive award ($149,934).
•Ms. Dorsey—the sum of her annual base salary ($500,000) and her target annual cash incentive award ($375,000).
•Ms. Duggirala—the sum of her annual base salary ($450,000) and her average 2023 and 2024 annual cash incentive award ($117,681).
•Ms. Bassiouni—the sum of her annual base salary ($400,000) and her average 2023 and 2024  annual cash incentive award ($106,678).
(2)Amounts reported reflect the cost of providing the executive officer with continued medical, dental and life insurance coverage as enrolled at the time of his or her termination for a period of twelve months assuming 2025 rates.
(3)Amounts reported reflect the maximum potential costs of outplacement services for each executive assuming 2025 rates.
(4)Amounts reported reflect accelerated vesting of all outstanding time-vested RSUs and performance-vested RSUs, with the performance-vested RSUs deemed achieved at 100% of target in the event the named executive officer experiences a termination of employment by the Company or any subsidiary without cause or by the named executive officer for good reason on or within the six months prior to, or within the 18 months following, a change in control.

DEATH	JEREMY J. HEATON	DONNA G. DORSEY	DEEPIKA DUGGIRALA	ALLISON P. BASSIOUNI

Severance Payments(1)	$575,000	$375,000	$337,500	$300,000

Health Plan Continuation	$—	$—	$—	$—

Outplacement Benefits	$—	$—	$—	$—

Time-vested RSU Acceleration(2)	$281,199	$127,577	$60,706	$53,243

Performance-vested RSU Acceleration(3)	$954,094	$745,900	$473,195	$414,933

TOTAL	$1,810,294	$1,248,477	$871,401	$768,176
(1)Amounts reported for each named executive officer reflect a full year VCP bonus at target performance in the event of death of the named executive officer. In addition to amounts reported in the table above in the event of death of a named executive officer, each named executive officer will receive benefits from third-party payors under our employer-paid premium life insurance plans. All of our executives are eligible for two times annual base salary at death (up to $5,000,000). Therefore, if such benefits were triggered for the named executive officers on December 31, 2025 under our life insurance plans, the legally designated beneficiary(ies) of each named executive officer would have received the following amounts: Mr. Heaton, $1,150,000, Ms. Dorsey, $1,000,0000, Ms. Duggirala,
$900,000, and Ms. Bassiouni $800,000.
(2)Amounts reported reflect accelerated vesting of one-third of the outstanding time-vested RSUs, pro-rated for the number of days of active service between the last vesting date and the next vesting date, in the event of death of the named executive officer.
(3)Amounts reported reflect accelerated vesting of all outstanding performance-vested RSUs with performance deemed achieved at 100% of target in the event of death of the named executive officer.

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60  2026 PROXY STATEMENT

DISABILITY	JEREMY J. HEATON	DONNA G. DORSEY	DEEPIKA DUGGIRALA	ALLISON P. BASSIOUNI

Severance Payments(1)	$575,000	$375,000	$337,500	$300,000

Health Plan Continuation	$—	$—	$—	$—

Outplacement Benefits	$—	$—	$—	$—

Time-vested RSU Acceleration(2)	$281,199	$127,577	$60,706	$53,243

Performance-vested RSU Acceleration(3)	$497,787	$144,412	$257,855	$208,290

TOTAL	$1,353,986	$646,989	$656,061	$561,533
(1)Amounts reported for each named executive officer reflect a full year VCP bonus at target performance in the event of the disability of the named executive officer.
(2)Amounts reported reflect accelerated vesting of one-third of the outstanding time-vested RSUs, pro-rated for the number of days of active service between the last vesting date and the next vesting date, in the event of disability of the named executive officer.
(3)Upon the named executive officer’s termination due to disability, a portion of the named executive officer’s performance-vested RSUs will remain outstanding and eligible to vest on the certification date following the end of the applicable performance period, subject to the achievement of the applicable performance metrics. The portion of the performance-vested RSUs that become vested and earned will be pro-rated for the number of days during the applicable performance period in which that the named executive officer was in active service. For purposes of valuing the portion of the named executive officer’s performance-vested RSUs that will remain outstanding and eligible to vest upon a termination due to disability on December 31, 2025, we have assumed the performance metrics being achieved at 100% of target performance at the end of the performance period. This assumption, however, should not be interpreted as our expectation of future performance.

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61

Pay Versus Performance
The following table sets forth information concerning: (1) the compensation of our current and former Chief Executive Officers
(Mr. Guilmette and Mr. Scholl) and the average compensation for our other Named Executive Officers, both as reported in the Summary
Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended December 31, 2021, 2022, 2023, 2024 and 2025 and (2) and our cumulative total stockholder return (“TSR”), the cumulative TSR of our comparator group (“Comparator Group TSR”), Net Income and Adjusted EBITDA over such years in accordance with SEC rules performance for each such fiscal year:

							Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for Mr. Guilmette ($)	Summary Compensation Table Total for Mr. Scholl ($)	Compensation Actually Paid to Mr. Guilmette ($)(1)	Compensation Actually Paid to Mr. Scholl ($)(1)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(2)	Average Compensation Actually Paid to Non-CEO NEOs ($)(1)(2)	Total Stockholder Return ($)	Russell 2000 Total Stockholder Return ($)(3)	Net Income (millions)	Adjusted EBITDA (millions) (4)
2025	$10,645,531	$—	$(4,603,271)	$—	$2,245,726	$(74,053)	$22.60	$116.15	$(3,099)	$561

2024	$7,342,304	$12,875,343	$7,076,705	$5,786,860	$3,751,118	$2,549,857	$77.02	$102.97	$(159)	$556

2023		$7,953,337		$9,817,506	$4,754,799	$4,614,405	$94.46	$92.32	$(362)	$739

2022		$7,265,024		$18,156,044	$2,769,614	$3,353,463	$93	$78.95	$(72)	$659

2021		$55,485,844		$47,919,509	$13,995,216	$6,505,670	$120	$99.23	$(73)	$621
(1)The following individuals are our other named executive officers for each fiscal year. Mr Scholl ceased to be an executive officer on August 20, 2024, and then separated from the Company effective
February 20, 2025:

Year	Then-Current CEO	Former CEO	Non-CEO NEOs
2025	David D. Guilmette		Jeremy J. Heaton, Donna G. Dorsey, Deepika Duggarila, Allison P. Bassiouni, David Essary
2024	David D. Guilmette	Stephan D. Scholl	Katie J. Rooney, Gregory R. Goff, Martin T. Felli, Dinesh V. Tulsiani, Jeremy J. Heaton, Michael J. Rogers

2025		Stephan D. Scholl	Katie J. Rooney, Gregory A. George, Martin T. Felli, Gregory R. Goff, Cesar Jelvez

2024		Stephan D. Scholl	Katie J. Rooney, Gregory R. Goff, Cesar Jelvez, Dinesh V. Tulsiani

2023		Stephan D. Scholl	Katie J. Rooney, Gregory R. Goff, Cesar Jelvez, Cathinka E. Wahlstrom, Colin F. Brennan
(2)Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

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62  2026 PROXY STATEMENT

	2025
Adjustments	Mr. Guilmette	Average non-CEO NEOs

Summary Compensation Table Total	$10,645,531	$2,245,726

Subtract: Reported value under the “Stock Awards” columns in the Summary Compensation Table for applicable FY	$(9,588,062)	$(1,704,209)

Add: Fair value of unvested awards granted during applicable FY end	$—	$533,067

Add: Fair value of awards granted during applicable FY that vested during applicable FY, determined as of Vesting Date	$364,041	$—

Add/Subtract: Change in fair value of outstanding and unvested awards	$—	$(1,061,905)

Add/Subtract: Change in fair value of awards granted during prior FY that vested during applicable FY	$(608,123)	$(86,732)

Subtract: Fair value of awards that failed to meet vesting conditions during applicable FY, determined as of end of prior FY	$(5,416,657)	$—

TOTAL ADJUSTMENTS	$(5,660,740)	$(615,570)

Compensation Actually Paid	$(4,603,271)	$(74,053)
(3)TSR in fiscal year 2021 is cumulative for the measurement period beginning on July 6, 2021, our first day of trading following the Business Combination, and ending on December 31, 2021. TSR in fiscal years 2022, 2023, 2024 and 2025 covers the period beginning January 1 and ending December 31 of each year. TSR values are calculated in accordance with Item 201(e) of Regulation S-K, assuming an initial investment of $100. The Russell 2000 Index is the index we use in our Annual Report pursuant to Item 201(e) of Regulation S-K, reflecting our belief that we cannot reasonably identify an industry index or specific peer group that would offer a meaningful comparison.
(4)“Adjusted EBITDA” is defined as earnings before interest, taxes, depreciation, and intangible amortization adjusted for the impact of certain non-cash and other items that we do not consider in the evaluation of ongoing operational performance. Appendix B to this Proxy Statement includes a reconciliation of such non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. The Company selected Adjusted EBITDA as the most important financial measure it used to link Company performance to CAP to our PEO and Non-PEO NEOs in
2025. This performance measure may not have been the most important financial performance measure for prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years.
Description of the Relationship Between Pay and Performance
Relationship between Financial Performance Measures
The line graphs below compare (i) the compensation actually paid to our current and former Chief Executive Officers
(Mr. Guilmette and Mr. Scholl) and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR,
(iii) the Comparator Group TSR, (iv) our Net Income, and (v) our Adjusted EBITDA, in each case, for the fiscal years ended
December 31, 2021, 2022, 2023, 2024 and 2025.

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63

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

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64  2026 PROXY STATEMENT
Pay Versus Performance Tabular List
The following performance measures represent the most important performance measures used by us to link compensation actually paid to our NEOs to performance for Fiscal 2025:
•Adjusted EBITDA;
•Revenue; and,
•BPaaS Revenue.
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

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65

Equity Compensation Plan Information
The following table sets forth information about our existing equity compensation plans (including individual compensation arrangements) as of December 31, 2025.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(3)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN 1)(4)

Equity Compensation plans approved by security holders(1)	14,658,750	—	186,311,237

Equity compensation plans not approved by security holders	—	—	—

Total	14,658,750	—	186,311,237
(1)Includes our 2021 Plan and 2022 Employee Stock Purchase Plan (“2021 ESPP”).
(2)Amounts reported include the number of shares to be issued pursuant to 7,617,889 outstanding time-vested RSUs and 7,040,861 outstanding performance-vested RSUs that were granted under the
2021 Plan, assuming achievement of the performance levels for purposes of the performance-vested RSUs at target performance. The number of shares, if any, to be issued pursuant to the outstanding performance-vested RSUs will be determined upon the actual achievement of the predetermined performance goals related to our performance over the three-year performance period.
(3)The outstanding time-vested and performance-vested RSUs do not have exercise prices.
(4)Calculated based on the number of shares authorized and available for issuance under the 2021 Plan, less (a) shares issued in connection with the settlement of vested RSUs and (b) shares expected to be issued in the future upon the vesting and settlement of outstanding RSUs. The 2021 Plan provides for an authorized share pool of 92,267,687 shares of Class A common stock that may be issued pursuant to awards granted thereunder, and the 2021 ESPP provides for an authorized share pool of 13,461,281 shares of Class A common stock that may be issued pursuant to rights granted under the 2021 ESPP. The 186,308,910 figure in the table reflects the potential number of aggregate shares remaining as of December 31, 2025 which could be issued pursuant to future awards under the
2021 Plan of (in an amount equal to 161,323,933 shares remaining) and pursuant to future issuances under the 2021 ESPP (in an amount equal to 24,987,304 shares remaining). As of December 31,
2025, there were no shares subject to purchase pursuant to outstanding rights under the 2021 ESPP. Note that the following shares may return to the 2021 Plan and be available for issuance in connection with a future award: (i) shares covered by an award that expires or otherwise terminates without having been exercised in full; (ii) shares that are forfeited or awards which are canceled and regranted in accordance with the terms of the 2021 Plan; (iii) shares covered by an award that may only be settled in cash per the terms of the award which do not count against the 2021 Plan’s award pool; (iv) shares withheld to cover payment of an exercise price or cover applicable tax withholding obligations; and (v) shares tendered to cover payment of an exercise price. Pursuant to the terms of the 2021 Plan, the number of shares available for issuance pursuant to awards granted thereunder will be automatically increased on the first day of each fiscal year following 2023 in an amount equal to the lesser of (x) 26,922,562 shares of Class A common stock, (y) 5% of the total number of shares of Class A common stock and shares of Class V common stock outstanding on the last day of the immediately preceding fiscal year, and (z) a lower number of shares of Class A common stock as determined by the Board. Additionally, pursuant to the terms of the ESPP, the number of shares available for issuance pursuant to rights granted thereunder will be automatically increased on the first day of each fiscal year following 2022 in an amount equal to the lesser of (x) 1% of the total number of shares of Class A common stock and Class V common stock outstanding on the last day of the immediately preceding fiscal year and (y) a lower number of shares of Class A common stock as determined by the Board.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
66  2026 PROXY STATEMENT
PROPOSAL No. 2
Ratification of
Appointment of
Independent Registered
Public Accounting Firm
Proposal
We are asking our stockholders to ratify the Audit Committee’s appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
The affirmative vote of the holders of a majority of the votes cast either virtually during the annual meeting or represented by proxy at the annual meeting will be required to ratify the selection by our Audit Committee of EY for our fiscal year ending December 31, 2026.
Abstentions will not be counted as votes cast on this proposal.
Board Recommendation
The Board unanimously recommends that you vote “FOR” the ratification of the selection by our Audit Committee of EY as the
Company’s independent registered public accounting firm.
The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of
EY to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the
Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the Audit
Committee determines that such a change would be in the best interests of the Company and our stockholders.
We expect that a representative of EY will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

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67

Audit, Audit-Related, Tax and All Other Fees
The following table presents fees billed for professional audit services and other services rendered to Alight, Inc. by EY for the fiscal years ended December 31, 2025 and 2024 (in thousands):

	2025	2024

Audit Fees(1)	$3,693,500	$3,912,000

Audit-Related Fees(2)	$65,000	$62,000

Tax Fees(3)	$—	$—

All Other Fees(4)	$3,600	$4,000

Total	$3,762,100	$3,978,000
(1)Includes fees for audits of Alight’s annual financial statements, reviews of interim financial statements included in the quarterly reports, audits relating to carve-out financial statements, comfort letters, consents and services that are normally provided in connection with statutory and regulatory filings, including review of documents filed with the SEC.
(2)Includes fees billed for professional services rendered related to certain benefit plans.
(3)Includes fees for tax compliance and tax consultations.
(4)Other Fees consist of an annual license fee for accounting research software.
All audit-related services, tax services, and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by EY was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee charter provides for pre-approval of audit, audit-related, and tax services specifically described by the
Audit Committee on an annual basis, except for the non-audit services specifically excepted from pre-approval in the Audit Committee charter. The Audit Committee has established procedures in place for pre-approval, including the delegation of pre-approval to individual members of the Audit Committee, provided that any such pre-approvals are presented to the full Committee at its next scheduled meeting.
Audit Committee Report
The Audit Committee operates under a written charter, a copy of which is available on our investor website at investor.alight.com under the heading “Governance – Governance documents.” This report reviews the actions taken by the Audit Committee in accordance with its charter and in connection with the Company’s consolidated financial statements for the year ended December 31, 2025.
In fulfilling its responsibilities, the Audit Committee has:
•reviewed and discussed the audited financial statements with management. These discussions included a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;
•discussed with the Company’s independent registered public accounting firm, EY, the matters required to be discussed by Public
Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees; and
•received the written disclosures and the letter from EY as required by PCAOB Ethics and Independence Rule 3526,
Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with EY that firm’s independence.
Based on the review and discussions with the Company’s management and the independent registered public accounting firm, as set forth above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual
Report for filing with the SEC.
Members of the Audit Committee:
Siobhan Nolan Mangini, Chair
Michael E. Hayes
Robert A. Lopes, Jr.
Robert A. Schriesheim
Denise Williams

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68  2026 PROXY STATEMENT
PROPOSAL No. 3
To Approve, on an Advisory (Non-
Binding) Basis, the 2025
Compensation Paid to Our Named
Executive Officers
Background
Pursuant to Section 14A of the Exchange Act, we are requesting that stockholders approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay
Vote,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The Say-on-Pay
Vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
We encourage our stockholders to review the “Executive Compensation” section of this Proxy Statement for more information.
As an advisory approval, this proposal is not binding upon us or our Board. However, the Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through your vote on this proposal. The Board and Compensation Committee will carefully consider the outcome of this vote in making future compensation decisions for our named executive officers.
At the Company’s 2022 annual meeting of stockholders, our stockholders indicated their preference to hold the non-binding stockholder vote to approve the compensation of our named executive officers each year. Accordingly, the Company currently intends to hold such votes annually, with the next advisory approval of named executive officer compensation occurring at our 2027 annual meeting of stockholders. The next vote to approve the frequency of advisory votes to approve compensation of our named executive officers is expected to be held at the Company’s 2028 annual meeting of stockholders.
Stockholders are asked to vote on the following resolution:
“RESOLVED, that the stockholders of Alight, Inc. approve, on an advisory (non-binding) basis, the 2025 compensation of Alight, Inc.’s named executive officers as described in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in Alight, Inc.’s Proxy Statement for the Annual Meeting of Stockholders.”
Board Recommendation
Our Board unanimously recommends a vote “FOR” the resolution to approve, on an advisory (non-binding) basis, the 2025 compensation of our named executive officers as described in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in this Proxy Statement.

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69

PROPOSAL No. 4
To Approve an Amendment to
the Alight Charter to Declassify
the Board
Background
Under our current Charter and Bylaws, our Board is divided into three classes. Directors in each class serve on the Board until the third succeeding annual meeting of stockholders after their election, such that the term of office of one class expires at each annual meeting.
The Board believes that the classified board structure served the Company well as a newly public company by promoting continuity and stability, and encouraging a long-term perspective on the part of directors, and was beneficial in the event of an unsolicited takeover attempt. However, the Board now feels, given the Company's continued transformation, that a classified board structure is no longer necessary. A declassified board will enable the Company's stockholders to express a view on each director's performance by means of an annual vote and will support the Company's ongoing efforts to maintain "best practices" in corporate governance.
Proposal 4 would amend the Alight Charter to begin declassification of our Board at our 2027 annual meeting of stockholders (the “2027
Annual Meeting”). Directors elected at this Annual Meeting will be elected to three-year terms expiring at the annual meeting of stockholders held in 2029 (the “2029 Annual Meeting”). If Proposal 4 is approved, then, beginning with the class of directors standing for election at the 2027 Annual Meeting, directors will be elected to one-year terms of office. Directors currently serving terms that expire at the annual meetings of stockholders to be held in 2027 and 2028 will (subject to their earlier resignation or removal) serve the remainder of their respective terms, and thereafter they or their successors will be elected to one-year terms. At the 2029 Annual
Meeting and annual meetings thereafter, all directors will stand for election annually, and the Board will no longer be classified. Any director appointed to fill a vacancy, or to fill newly created director positions resulting from an increase in the number of directors, before the 2029 Annual Meeting will be appointed for a term expiring upon the expiration of the term of the director whose place is filled, or if appointed to fill a newly created director position, for a term expiring upon the next election of the class to which such director was appointed. Our Board also has approved certain conforming changes to our By-laws, contingent on the effectiveness of these proposed amendments to the Alight Charter.
Delaware law provides, unless otherwise addressed in the certificate of incorporation, that members of a board that is classified may be removed only for cause. The Alight Charter currently provides that a director may be removed only for cause and only upon the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of Company stock entitled to vote generally in the election of directors, voting together as a single class. The proposed amendments to the Alight Charter provide that, from and after the 2027 Annual Meeting, any director elected to a one-year term may be removed either with or without cause with the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of Company stock entitled to vote generally in the election of directors, voting together as a single class. All other directors may be removed only for cause and only upon the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of
Company stock entitled to vote generally in the election of directors, voting together as a single class.
This description of the proposed amendments to the Alight Charter is qualified in its entirety by reference to the text of the amendments which is included in Appendix A to this Proxy Statement.
In proposing these amendments to the Alight Charter and seeking to evolve our governance structure, our Board has considered feedback from our stockholders and evolving governance practices. Our Board unanimously concluded, on the recommendation of the

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70  2026 PROXY STATEMENT
Nominating and Corporate Governance Committee, that the proposed changes contemplated by this Proposal 4 are advisable and in the best interest of Alight and our stockholders.
If this Proposal 4 is approved by the requisite vote of our stockholders at the Annual Meeting, all of the proposed amendments to the
Alight Charter set forth on Appendix A would become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which we would file promptly following the Annual Meeting if our stockholders approve the amendments.
If this Proposal 4 is not approved by the requisite votes of our stockholders at the Annual Meeting, the amendments to the Alight
Charter described in this Proposal 4 would not become effective and the provisions that require a classified Board would continue to apply.
The Board reserves the right to elect to abandon the amendments contemplated by Proposal 4, if it determines, in its sole discretion, that the amendments are no longer in the best interests of the Company and its stockholders.
The amendments to the Alight Charter to declassify our Board require the affirmative vote of at least 66 2/3% of the total voting power of all the then outstanding shares of Voting Common Stock, voting together as single class.
Board Recommendation
Our Board unanimously recommends a vote “FOR” the resolution to amend the Alight Charter to declassify the Board.

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71

PROPOSAL No. 5
To Approve an Amendment to
the Alight Charter to Extend
Exculpatory Protection to Certain
Alight Officers
Background
Pursuant to and consistent with Section 102(b)(7) of the DGCL, our Charter limits the monetary liability of our directors to the fullest extent permitted by the DGCL. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to enable a corporation to include in its certificate of incorporation a provision to eliminate or limit monetary liability of certain corporate officers, or exculpation, for direct claims brought by stockholders for breach of the fiduciary duty of care. As amended, Section 102(b)(7) of the DGCL authorizes corporations to provide for exculpation of the following officers: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) “named executive officers” identified in the corporation’s SEC filings; and (iii) other individuals who have agreed to be identified as officers of the corporation.
Section 102(b)(7) of the DGCL, as amended, only permits, and this Proposal 5 would only permit, the exculpation of certain officers in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by Alight itself or for derivative claims brought by stockholders in the name of Alight. In addition, this Proposal 5 would not limit the liability of officers for any breach of the duty of loyalty to Alight or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. The Alight Charter currently provides for the exculpation of directors, but it does not include a provision that allows for the exculpation of officers.
Rationale for the Amendment and Factors to Consider
Our Board of Directors believes that it is important to provide protection from certain liabilities and expenses in order to attract and retain officers. As with directors, officers frequently must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight. In the absence of the proposed amendment to the Alight Charter, candidates might be deterred from serving as officers due to exposure to personal liability in an environment with increasing litigation and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. A number of our peers have adopted, and we expect that others will adopt, similar exculpation clauses that limit the personal liability of officers in their respective certificates of incorporation. Failing to adopt this Proposal 5 could impact our recruitment and retention of officer candidates. The proposed amendment would also more closely align the protections available to our officers with those already available to our directors.
Our Board also took into account recent case law, the narrow class and type of claims from which such officers would be exculpated from liability pursuant to DGCL Section 102(b)(7), the limited number of our officers that would be impacted and the benefits our Board believes would accrue to Alight by providing exculpation in accordance with DGCL Section 102(b)(7), including the ability to further enable our officers to best exercise their business judgment in furtherance of the best interests of stockholders without the potential for distraction posed by the risk of personal liability. After weighing these considerations, our Board approved and declared it advisable to adopt, subject to stockholder approval, the proposed amendment to provide for exculpation of certain officers of Alight as permitted by recent amendments to Delaware law.

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72  2026 PROXY STATEMENT
This Proposal 5 would also amend the Alight Charter to provide that no subsequent amendment to or repealing of the exculpation provision will eliminate, reduce or adversely affect any limitation on the personal liability of officers under the provision existing prior to such amendment. This Proposal 5 would additionally amend the Alight Charter to provide that if the DGCL is later amended to authorize further elimination or limitation of the personal liability of officers, then the liability of an officer of Alight will be eliminated or limited to the fullest extent permitted by the DGCL as so amended.
The description of the proposed amendments and the applicable provisions of the DGCL contained herein are summaries and are qualified in their entirety by the text of the amendment to the Alight Charter included in Appendix B to this proxy statement and the full text of the applicable provisions of the DGCL.
Our Board unanimously concluded, on the recommendation of the Nominating and Corporate Governance Committee, that the proposed changes contemplated by this Proposal 5 are advisable and in the best interest of Alight and our stockholders.
If this Proposal 5 is approved by the requisite vote of our stockholders at the Annual Meeting, all of the proposed amendments to the
Certificate of Incorporation set forth on Appendix B would become effective upon the filing of a certificate of amendment with the
Secretary of State of the State of Delaware, which we would file promptly following the Annual Meeting if our stockholders approve the amendments.
If this Proposal 5 is not approved by the requisite votes of our stockholders at the Annual Meeting, the amendments to the Alight
Charter described in this Proposal 5 would not become effective and the exculpatory provisions in the current Alight Charter would remain applicable only to the Company’s directors.
The Board reserves the right to elect to abandon the amendments contemplated by Proposal 5, if it determines, in its sole discretion, that the amendments are no longer in the best interests of the Company and its stockholders.
The amendments to the Alight Charter to extend exculpatory protection to certain Alight officers require the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of Voting Common Stock, voting together as a single class.
Board Recommendation
Our Board unanimously recommends a vote “FOR” the resolution to amend the Alight Charter to extend exculpatory protection to certain officers pursuant to Section 102(b)(7) of the DGCL.

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73

PROPOSAL No. 6
To Approve Alternate Amendments
to the Alight Charter to Allow the
Company to Effect the Reverse Stock
Splits and Corresponding Decreases
in Authorized Shares
Background and Purpose
The Company’s Class A common stock is listed on the NYSE. In order for our Class A common stock to continue trading on the NYSE, the Company must comply with various listing standards, including that the Company maintain a minimum average closing price of at least $1.00 per share of Class A common stock during a consecutive 30 trading-day period.
•On March 24, 2026, the Company received notice from the NYSE that the average closing price per share of our Class A common stock during the consecutive 30 trading-day period ended March 20, 2026 had fallen below this price criteria of the continued listing standards, and that failure to comply with this listing requirement may lead to delisting from the NYSE.
•On March 27, 2026, the Company (i) issued a press release and filed a Current Report on Form 8-K with the SEC announcing that it has received the NYSE notice, and (ii) notified the NYSE of its commitment to cure the price deficiency and to return to compliance with the continued listing standards.
The Company can regain compliance (and therefore avoid delisting) during the six-month cure period from the NYSE’s notification, which would require that on the last trading day of any calendar month during such period, the closing price of the Class A common stock is at least $1.00 per share and the average closing price of Class A common stock is at least $1.00 per share over the consecutive 30 trading-day period ending on the last trading day of such month. During this period, the Class A common stock will continue to be traded on the NYSE, subject to compliance with other continued listing standards. One method companies use to regain compliance is to effect a reverse stock split of the issued shares, which results in a reduction of the outstanding number of shares and is thereby expected to result in an increase in the per share trading price.
The Company also has outstanding shares of Class B non-voting common stock (including outstanding shares of series of Class B-1 common stock and Class B-2 common stock), and Class V common stock.  Under the Company’s existing Charter, if the Company combines the shares of any class of Company common stock into a lesser number of shares, the shares of each other class of common stock outstanding immediately prior to such combination shall be proportionately similarly combined such that the ratio of shares of outstanding Class B non-voting common stock, Class V common stock and Class Z non-voting common stock, respectively, to shares of outstanding Class A common stock immediately prior to such combination shall be maintained immediately after such combination.
Stockholders are being asked to consider the approval and adoption of a series of four alternative amendments to the Alight Charter, each providing for a reverse stock split (the “Reverse Stock Split”) of each of the Company’s Class A common stock, Class B non-voting common stock (including the outstanding series of Class B-1 common stock and Class B-2 common stock) and Class V common stock
(which represent the only classes and series of the Company’s stock that are outstanding) as set forth herein and, simultaneously with the Reverse Stock Split, to amend the Alight Charter to correspondingly decrease (i) the total number of authorized shares of capital stock the Company and (ii) the number of authorized shares of each of the Company’s Class A common stock, Class B non-voting common stock (including the series of Class B-1 common stock, Class B-2 common stock and Class B-3 common stock), Class V common stock and Class Z non-voting common stock (including the series of Class Z-A common stock, Class Z-B-1 common stock and
Class Z-B-2 common stock).

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
74  2026 PROXY STATEMENT
On April 15, 2026, the Board adopted resolutions:
(1) approving and declaring advisable a series of four alternative amendments to the Company’s Certificate of Incorporation to effect, at the discretion of the Board, the Reverse Stock Split, with each amendment containing one of the following reverse stock split ratios: 1-for-10, 1-for-20, 1-for-30 and 1-for-40 (each, a “Reverse Stock Split Ratio”), and simultaneously with such Reverse Stock Split, to effect a corresponding decrease in (i) the total authorized number of shares from 1,218,900,000 to 122,790,000, 61,895,000,
41,596,672 or 31,447,500, respectively, and (ii) the number of authorized shares of
(a) Class A common stock from 1,000,000,000 to 100,000,000, 50,000,000, 33,333,334 or 25,000,000, respectively,
(b) Class B non-voting common stock from 30,000,000 to 3,000,000, 1,500,000, 1,000,002 or 750,000, respectively
(representing 1,000,000, 500,000, 333,334 or 250,000 shares of Class B-1 common stock, respectively, 1,000,000, 500,000,
333,334 or 250,000 shares of Class B-2 common stock, respectively, and 1,000,000, 500,000, 333,334 or 250,000 shares of
Class B-3 common stock, respectively),
(c) Class V common stock from 175,000,000 to 17,500,000, 8,750,000, 5,833,334 or 4,375,000, respectively, and
(d) Class Z non-voting common stock from 12,900,000 to 1,290,000, 645,000, 430,002 or 322,500 (representing
1,150,000, 575,000, 383,334 or 287,500 shares of Class Z-A common stock, respectively, 70,000, 35,000, 23,334 or 17,500 shares of Class Z-B-1 common stock, respectively, and 70,000, 35,000, 23,334 or 17,500 shares of Class Z-B-2 common stock, respectively) (each of the Reverse Stock Splits, together with the corresponding decreases in the number of authorized shares, collectively, the “Reverse Stock Split Amendments”);
(2) directing that the Reverse Stock Split Amendments as set forth in the Form of RSS Certificate of Amendment (as defined below) be submitted to the holders of Class A common stock and Class V common stock for their approval and adoption; and
(3) recommending that the holders of Class A common stock and Class V common stock approve and adopt each of the
Reverse Stock Split Amendments.
The actual number of authorized shares of Class A common stock, Class B non-voting common stock  (including the series of Class B-1 common stock, Class B-2 common stock and Class B-3 common stock), Class V common stock and Class Z non-voting common stock
(including the series of Class Z-A common stock, Class Z-B-1 common stock and Class Z-B-2 common stock) after giving effect to the
Reverse Stock Split, if and when effected, will depend on the Reverse Stock Split Ratio that the Board ultimately determines to effect
(the “Final Reverse Stock Split Ratio”). The tables below show the Reverse Stock Split Ratio, the number of total authorized shares, and the number of authorized shares of each class of common stock (and series thereof, as applicable) for each of the four alternative amendments, identified as Reverse Stock Split Amendments A, B, C and D:
Voting Common Stock - Class A Common Stock and Class V Common Stock

Reverse Stock Split Amendment	Reverse Stock Split Ratio	Authorized Class A Common Stock Before Amendment	Authorized Class A Common Stock After Amendment	Authorized Class V Common Stock Before Amendment	Authorized Class V Common Stock After Amendment
A	1:10	1,000,000,000	100,000,000	175,000,000	17,500,000
B	1:20	1,000,000,000	50,000,000	175,000,000	8,750,000
C	1:30	1,000,000,000	33,333,334	175,000,000	5,833,334
D	1:40	1,000,000,000	25,000,000	175,000,000	4,375,000

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Non-Voting Common Stock - Class B Common Stock and Class Z Common Stock

Reverse Stock Split Amendment	Reverse Stock Split Ratio	Authorized Class B-1 Common Stock Before Amendment	Authorized Class B-1 Common Stock After Amendment	Authorized Class B-2 Common Stock Before Amendment	Authorized Class B-2 Common Stock After Amendment	Authorized Class B-3 Common Stock Before Amendment	Authorized Class B-3 Common Stock After Amendment
A	1:10	10,000,000	1,000,000	10,000,000	1,000,000	10,000,000	1,000,000
B	1:20	10,000,000	500,000	10,000,000	500,000	10,000,000	500,000
C	1:30	10,000,000	333,334	10,000,000	333,334	10,000,000	333,334
D	1:40	10,000,000	250,000	10,000,000	250,000	10,000,000	250,000

Reverse Stock Split Amendment	Reverse Stock Split Ratio	Authorized Class Z-A Common Stock Before Amendment	Authorized Class Z-A Common Stock After Amendment	Authorized Class Z-B-1 Common Stock Before Amendment	Authorized Class Z-B-1 Common Stock After Amendment	Authorized Class Z-B-2 Common Stock Before Amendment	Authorized Class Z-B-2 Common Stock After Amendment
A	1:10	11,500,000	1,150,000	700,000	70,000	700,000	70,000
B	1:20	11,500,000	575,000	700,000	35,000	700,000	35,000
C	1:30	11,500,000	383,334	700,000	23,334	700,000	23,334
D	1:40	11,500,000	287,500	700,000	17,500	700,000	17,500
The Company also has 1,000,000 authorized shares of preferred stock, par value $0.0001 per share, which will not be affected by the
Reverse Stock Split Amendments.
Upon receiving stockholder approval of the Reverse Stock Split Amendments as set forth in the Form of RSS Certificate of Amendment, the Board will have the authority, but not the obligation, in its sole discretion, at any time on or prior to June 10, 2027, to elect without further action on the part of the Company’s stockholders, as it determines to be in the best interests of the Company and its stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Final Reverse Stock Split Ratio from Reverse Stock
Split Amendments A, B, C or D set forth above. Depending on the selected Final Reverse Stock Split Ratio,
•10, 20, 30 or 40 issued shares (including treasury shares) of Class A common stock will be combined into one share of Class A common stock,
•10, 20, 30 or 40 issued shares (including treasury shares) of Class B-1 common stock and Class B-2 common stock will be combined into one share of Class B-1 common stock or Class B-2 common stock, as applicable, and
•10, 20, 30 or 40 issued shares (including treasury shares) of Class V common stock will be combined into one share of Class
V common stock.
The number of issued shares of Class A common stock, Class B non-voting common stock (including the series B-1 common stock and series B-2 common stock) and Class V common stock (including treasury shares) will therefore be decreased by an amount based upon the Final Reverse Stock Split Ratio determined by the Board. In no event will the Reverse Stock Split Amendments occur with respect to only Class A common stock, only Class B non-voting common stock, only Class V common stock or only Class Z non-voting common stock. The Reverse Stock Split Amendments, if and when effected, will become effective as to all of the Class A common stock, Class B non-voting common stock (by the reclassification of the Class B-1 common stock and the Class B-2 common stock), and
Class V common stock at the same Final Reverse Stock Split Ratio (see “Purposes of the Reverse Stock Split Amendments” below).
No fractional shares will be issued as a result of the Reverse Stock Split (see “Fractional Shares” below).
If the Reverse Stock Split Amendments as set forth in the Form of RSS Certificate of Amendment are approved by our stockholders and the Board elects to effect the Reverse Stock Split at any time on or prior to June 10, 2027, we will file an amendment to the Certificate of Amendment in the form of the Certificate of Amendment attached as Appendix C to this Proxy Statement (the “Form of RSS
Certificate of Amendment”) that reflects the Final Reverse Stock Split Ratio. For the convenience of our stockholders, the Form of RSS
Certificate of Amendment indicates in brackets, for each of the Reverse Stock Split Amendments A, B, C and D, the Reverse Stock Split

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
76  2026 PROXY STATEMENT
Ratio and the correspondingly decreased in the number of total authorized shares and number of shares of Class A common stock,
Class B non-voting common stock (including the Class B-1 common stock, the Class B-2 common stock and the Class B-3 common stock), Class V common stock and Class Z non-voting common stock (including the Class Z-A common stock, Class Z-B-1 common stock and Class Z-B-2 common stock). Only the version of the Form of RSS Certificate of Amendment that sets forth the Reverse Stock
Split Amendment providing for the Final Reverse Stock Split Ratio (the “Final RSS Certificate of Amendment”) will be filed with the
Secretary of State of the State of Delaware and become effective at the time of such filing or such later time as may be provide in the
Final RSS Certificate of Amendment (such time of effectiveness, the “Effective Time”). Upon effectiveness of the Final RSS Certificate of Amendment at the Effective Time, all other Reverse Stock Split Amendments will automatically be deemed to have been abandoned by the Board. By voting in favor of the approval and adoption of the Reverse Stock Split Amendments as set forth in the Form of RSS
Certificate of Amendment, stockholders will also have approved and expressly authorized the Board to abandon each Reverse Stock
Split Amendment, including the deemed abandonment of alternative Reverse Stock Split Ratios that will occur upon the filing of the
Final RSS Certificate of Amendment and the deemed abandonment of all Reverse Stock Split Amendments if the Board does not elect to effect the Reverse Stock Split on or prior to June 10, 2027.
The Board believes that stockholder approval of the Reverse Stock Split Ratios represented as Reverse Stock Split Amendments A, B,
C and D above, as compared to stockholder approval of a single reverse stock split ratio, provides appropriate flexibility to achieve the purposes of the Reverse Stock Split outlined below under “Purposes of the Reverse Stock Split Amendments” and, therefore, is in the best interests of the Company and its stockholders. In determining the Final Reverse Stock Split Ratio following the receipt of stockholder approval, the Board may consider, among other things, factors such as:
•the historical trading price and trading volume of Class A common stock;
•the number of shares of Class A common stock, Class B non-voting common stock, Class V common stock and Class Z non-
voting common stock issued (including treasury shares);
•the then-prevailing trading price and trading volume of Class A common stock and the anticipated impact of the Reverse Stock
Split on the trading market for Class A common stock;
•the anticipated impact of a particular Reverse Stock Split Ratio on our ability to reduce administrative and transactional costs;
•the continued listing requirements of the NYSE; and
•prevailing general market and economic conditions.
If and when the Board elects to effect the Reverse Stock Split, the Board will determine the exact timing of the filing of the Final RSS
Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board does not elect to effect the Reverse Stock Split on or prior to June 10, 2027, then the Reverse Stock Split and all of the Reverse Stock Split Amendments will be deemed to be automatically abandoned. In addition, the Board reserves the right to abandon the Reverse Stock Split and any of the Reverse Stock Split Amendments without further action by our stockholders at any time prior to the Effective Time of the Final RSS Certificate of Amendment, even if the Reverse Stock Split Amendments have been approved by our stockholders. The Reverse Stock Split will not change the par value of a share of Class A common stock, Class B non-
voting common stock, Class V common stock or Class Z non-voting common stock. Except for any changes as a result of the treatment of fractional shares as set forth in the Form of RSS Certificate of Amendment, each stockholder will hold the same percentage of Class
A common stock, Class B non-voting common stock (including Class B-1 common stock and Class B-2 common stock), and/or Class V common stock outstanding immediately after the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock
Split, and the decrease in authorized shares and issued shares (including treasury shares) as a result of the Reverse Stock Split will not affect any stockholder’s proportionate voting power or other rights. To avoid the existence of fractional shares of Class A common stock,
Class B non-voting common stock (including Class B-1 common stock and Class B-2 common stock), or Class V common stock, stockholders of record who would otherwise hold fractional shares as a result of the Reverse Stock Split will be entitled to receive a cash payment in an amount equal to the fair value thereof as of the Effective Time (as determined by the Board of Directors) (without interest) in lieu of such fractional shares from our exchange agent as described under “Fractional Shares.”
Purposes of the Reverse Stock Split Amendments
Delisting of the Class A common stock from the NYSE could have material, adverse effects on our business, financial condition and common stock. The Board submits the Reverse Stock Split Amendments to stockholders for approval with the primary intent of increasing the price per share of Class A common stock to cure the price deficiency and return to compliance with this listing requirement. As of [April 24], 2026 the average closing price per share of Class A common stock during the consecutive 30 trading-day period then ended was $[•].

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77

In addition, many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-
priced stocks, the current average price per share of Class A common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make Class A common stock a more attractive and cost-effective investment for many investors, including by broadening the pool of investors that may be interested in investing in the Company, which may enhance the liquidity of Class A common stock for our stockholders.
We also believe that the Reverse Stock Split will provide the Company and its stockholders with other benefits. Currently, the fees we pay to list shares of Class A common stock on the NYSE are based on the number of such shares we have outstanding. Also, the fees we pay for custody and clearing services and the fees we pay to the SEC to register securities for issuance are frequently based on or related to the number of shares being held, cleared or registered, as applicable. Reducing the number of shares that are outstanding and that will be issued in the future may reduce the amount of fees and taxes that we pay to these organizations and agencies, as well as other organizations and agencies that levy charges based on the number of shares rather than the value of the shares.
We have provided that the Reverse Stock Split Amendment, if and when effected, will become effective as to Class A common stock,
Class B non-voting common stock (including the Class B-1 common stock and Class B-2 common stock) and Class V common stock at the same Final Reverse Stock Split Ratio so that any stockholder’s percentage ownership interest in us and proportionate voting power will remain the same, except to the extent that the Reverse Stock Split would result in any holder of Class A common stock, Class B non-voting common stock or Class V common stock receiving cash in lieu of fractional shares. In no event will any Reverse Stock Split
Amendment occur with respect to only Class A common stock, only Class B non-voting common stock or only Class V common stock .
Other Considerations
Reducing the number of outstanding shares of Class A common stock through the Reverse Stock Split Amendment is intended, absent other factors, to increase the market price of Class A common stock. However, other factors, such as our financial results, prospects, market conditions and the market perception of our business may adversely affect the market price of Class A common stock. As a result, even if the Reverse Stock Split is effected, it may not result in the intended benefits described above, including compliance with the NYSE listing requirements, the market price of Class A common stock may not increase following the Reverse Stock Split or even if it does, the market price of Class A common stock may decrease in the future. Additionally, the market price per share of Class A common stock after the Reverse Stock Split may not increase in proportion to the decrease in the number of shares of Class A common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of Class A common stock after the
Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. In addition, the Reverse Stock
Split would likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who own odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales.
Accordingly, a Reverse Stock Split may not achieve all of the desired results discussed above.
Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will increase our stock price.
We expect that the Reverse Stock Split will increase the per share trading price of our Class A common stock. However, the effect of the
Reverse Stock Split on the per share trading price of our Class A common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our Class A common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Class A common stock following the Reverse Stock Split, and the
Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our Class A common stock to certain potential investors, we cannot assure you that, if implemented, our Class A common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our Class A common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the Class A common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
The proposed Reverse Stock Split may decrease the liquidity of our Class A common stock and result in higher transaction costs.
The liquidity of our Class A common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
78  2026 PROXY STATEMENT
Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Class A common stock as described above.
Effect of the Reverse Stock Split on Holders of Outstanding Common Stock
If approved and effected, the Reverse Stock Split Amendment as set forth in the Final RSS Certificate of Amendment will become effective at the Effective Time as to Class A common stock, Class B non-voting common stock (including the Class B-1 common stock and the Class B-2 common stock) and Class V common stock at the same Final Reverse Stock Split Ratio. In no event will any Reverse
Stock Split Amendment occur with respect to only Class A common stock, only Class B non-voting common stock (including the Class
B-1 common stock and the Class B-2 common stock) or only Class V common stock.
The Reverse Stock Split Amendments will be effected as to each of Class A common stock, Class B non-voting common stock
(including the Class B-1 common stock and the Class B-2 common stock), and Class V common stock at the same Final Reverse Stock
Split Ratio in the event the Reverse Stock Split is effected and the Reverse Stock Split will affect all holders of Class A common stock,
Class B non-voting common stock (including the Class B-1 common stock and the Class B-2 common stock) and Class V common stock uniformly (with holders of Class A common stock being entitled to receive shares of Class A common stock, holders of Class B-1 common stock being entitled to receive shares of Class B-1 common stock, holders of Class B-2 common stock being entitled to receive shares of Class B-3 common stock and holders of Class V common stock being entitled to receive shares of Class V common stock) and will not affect any stockholder’s percentage ownership interest in us or proportionate voting power, except to the extent that the Reverse Stock Split would result in any holder of Class A common stock, Class B non-voting common stock (including holders of
Class B-1 common stock and Class B-2 common stock) or Class V common stock receiving cash in lieu of fractional shares. As described below under “Fractional Shares”, holders of shares of Class A common stock, Class B-1 common stock, Class B-2 common stock and Class V common stock otherwise entitled to fractional shares as a result of the Reverse Stock Split will receive a cash payment from our exchange agent in lieu of such fractional shares.
The principal effects of the Reverse Stock Split will be that, based on the Final Reverse Stock Split Ratio:

●	10, 20, 30 or 40 issued shares (including treasury shares) of Class A common stock will be combined into one share of Class A common stock;

●
10, 20, 30 or 40 issued shares (including treasury shares) of Class B-1 common stock and Class B-2 common stock will be combined into one share of Class B-1 common stock or Class B-2 non-voting common stock, as applicable;

●	10, 20, 30 or 40 issued shares (including treasury shares) of Class V common stock will be combined into one share of Class V common stock;

●	the aggregate number of equity-based awards that remain available to be granted under the 2021 Plan will be decreased proportionately;

●
proportionate adjustments will be made to the number of shares that would be owned upon vesting and settlement of restricted stock units and other equity-based awards, which will result in approximately the same value of shares that would have been owned upon vesting and settlement of such restricted stock units and other equity-based awards, as compared to immediately preceding the Reverse Stock Split; and

●
the total number of shares the Company is authorized to issue and number of authorized shares of Class A common stock,
Class B non-voting common stock (including Class B-1 common stock, Class B-2 common stock and Class B-3 common stock), Class V common stock and Class Z non-voting common stock (including the Class Z-A common stock, Class Z-B-1 common stock and Class Z-B-2 common stock) will correspondingly be decreased.

After the Effective Time, Class A common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”)
number, which number is used to identify our equity securities.
The Reverse Stock Split is not intended to be a first step in a series of steps leading to a “going private transaction” pursuant to Rule
13e-3 under the Exchange Act. Implementing the Reverse Stock Split would not reasonably likely result in, or would not have a purpose to produce, a going private effect.
We expect that our transfer agent will act as the exchange agent for the purposes of implementing the Reverse Stock Split. However, we may decide at a later time to utilize another agent.

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79

Beneficial Holders of Common Stock. Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock
Split for their beneficial holders holding Class A common stock, Class B non-voting common stock (including holders of Class B-1 common stock and Class B-2 common stock) or Class V common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of Class A common stock, Class B non-voting common stock (including holders of Class B-1 common stock and Class B-2 common stock) or Class V common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.
Registered “Book-Entry” Holders of Common Stock. Certain of our registered holders of Class A common stock, Class B non-voting common stock (including holders of Class B-1 common stock and Class B-2 common stock) or Class V common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of Class A common stock, Class B non-voting common stock (including holders of Class B-1 common stock and Class B-2 common stock) or Class V common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with the transfer agent, they will be sent a Direct Registration Statement by the exchange agent after the Effective Time and a check reflecting any cash payment from the exchange agent in lieu of fractional shares following the Reverse Stock Split.
Preferred Stock
Although our Certificate of Amendment authorizes the issuance of 1,000,000 shares of preferred stock, there are no shares of preferred stock outstanding as of the date of this proxy statement. The Reverse Stock Split will have no effect on our ability to issue preferred stock nor the number of authorized shares of preferred stock.
Fractional Shares
We will not issue fractional shares in connection with the Reverse Stock Split Amendments. Stockholders who would otherwise hold fractional shares because the number of shares of Class A common stock, Class B non-voting common stock (including Class B-1 common stock and Class B-2 common stock), and/or Class V common stock they hold before the Reverse Stock Split is not evenly divisible by the Final Reverse Stock Split Ratio will be entitled to receive cash (without interest and subject to applicable withholding taxes) in lieu of such fractional shares as described below. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective
Time and the date payment is received.
In lieu of issuing fractional shares, the holders of Class A common stock, Class B non-voting common stock (including Class B-1 common stock and Class B-2 common stock), and/or Class V common stock, as applicable, shall be entitled to receive the fair value of such fractional share as determined by the Board. By voting in favor of the approval and adoption of the Reverse Stock Split
Amendments as set forth in the Form of RSS Certificate of Amendment, stockholders will also have approved and expressly authorized the treatment of fractional shares set forth above.
After the Reverse Stock Split, a stockholder will have no further interest in the Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.
In the case of any shares issuable pursuant to outstanding equity-based awards made under any of the Company’s equity-based plans and arrangements, any fractional shares that would otherwise result from the Reverse Stock Split adjustments described above will be eliminated through rounding or as otherwise determined by the Compensation Committee in accordance with the terms of such equity-
based plans and arrangements.
Authorized Shares
If and when the Reverse Stock Split is effected, the total number of shares the Company is authorized to issue and the number of authorized shares of Class A common stock, Class B non-voting common stock (including Class B-1 common stock, Class B-2 common stock and Class B-3 common stock), Class V common stock and Class Z non-voting common stock (including the Class Z-A common stock, Class Z-B-1 common stock and Class Z-B-2 common stock)  will contemporaneously be decreased in proportion to the Final
Reverse Stock Split Ratio. Reverse Stock Split Amendments A, B, C or D set forth above will decrease (i) total authorized number of shares from 1,218,900,000 to 122,790,000, 61,895,000, 41,596,672 or 31,447,500, respectively, and (ii) the number of authorized shares of:

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
80  2026 PROXY STATEMENT
(a) Class A common stock from 1,000,000,000 to 100,000,000, 50,000,000, 33,333,334 or 25,000,000, respectively;
(b) Class B non-voting common stock from 30,000,000 to 3,000,000, 1,500,000, 1,000,002 or 750,000, respectively
(representing 1,000,000, 500,000, 333,334 or 250,000 shares of Class B-1 common stock, respectively, 1,000,000, 500,000, 333,334 or
250,000 shares of Class B-2 common stock, respectively, and 1,000,000, 500,000, 333,334 or 250,000 shares of Class B-3 common stock, respectively);
(c) Class V common stock from 175,000,000 to 17,500,000, 8,750,000, 5,833,334 or 4,375,000, respectively; and
(d) Class Z non-voting common stock from 12,900,000 to 1,290,000, 645,000, 430,002 or 322,500 (representing 1,150,000,
575,000, 383,334 or 287,500 shares of Class Z-A common stock, respectively, 70,000, 35,000, 23,334 or 17,500 shares of Class Z-B-1 common stock, respectively, and 70,000, 35,000, 23,334 or 17,500 shares of Class Z-B-2 common stock, respectively).
As a result of the decrease in authorized shares of Class A common stock, Class B non-voting common stock, Class V common stock and Class Z non-voting common stock that will occur if and when the Reverse Stock Split is effected, the same proportion of authorized but unissued shares Class A common stock, Class B non-voting common stock, Class V common stock and Class Z non-voting common stock to shares of Class A common stock, Class B non-voting common stock, Class V common stock and Class Z non-voting common stock authorized and issued (or reserved for issuance, including the treasury shares) would be maintained as of the Effective
Date (except for any changes as a result of the treatment of fractional shares). If the Reverse Stock Split is abandoned or deemed to be abandoned by the Board, the decrease in the number of authorized shares will also be abandoned or deemed to be abandoned by the
Board.
The Reverse Stock Split will not affect the authorized number of shares of Preferred Stock. See “Preferred Stock” above.
Accounting Matters
The proposed Reverse Stock Split Amendments will not affect the par value per share of Class A common stock, Class B non-voting common stock, Class V common stock or Class Z non-voting common stock, each of which will remain at $0.0001. As a result, as of the
Effective Time, the stated capital attributable to Class A common stock, Class B non-voting common stock, Class V common stock and
Class Z non-voting common stock on our balance sheet will be decreased proportionately based on the Final Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased; therefore, total stockholders’ equity deficit will remain unchanged as a result of the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Class A common stock, Class B non-voting common stock, Class V common stock and
Class Z non-voting common stock outstanding.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following summary describes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common
Stock that are U.S. holders (as defined below). This summary does not address all of the U.S. federal income tax consequences that may be relevant to any particular holder of our Class A common stock, Class B non-voting common stock, Class V common stock and
Class Z non-voting common stock, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, “qualified foreign pension funds,” partnerships (or other entities classified as partnerships for U.S. federal income tax purposes) and investors therein,
“U.S. holders” (as defined below) whose functional currency is not the U.S. dollar, U.S. expatriates, persons subject to the alternative minimum tax, persons who acquired our common stock through the exercise of employee stock options or otherwise as compensation, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. This summary does not address the Medicare tax on net investment income or the effects of any state, local or foreign tax laws.
Each holder of our common stock should consult its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the

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activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.
“U.S. holder” is a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation (or other entity classified as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States or any state thereof or the District of Columbia or a trust or estate the income of which is subject to U.S. federal income taxation regardless of its source. The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to a cash payment from the exchange agent in lieu of fractional shares, no gain or loss will be recognized upon the Reverse Stock Split. Accordingly, the aggregate tax basis in the common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the common stock received should include the holding period for the common stock surrendered. A U.S. holder who receives a cash payment from the exchange agent in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split generally should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of our common stock surrendered that is allocated to the fractional share of our common stock. The capital gain or loss should be long term capital gain or loss if the U.S. holder’s holding period for our common stock surrendered exceeded one year at the Effective Time. The deductibility of net capital losses by individuals and corporations is subject to limitations.
U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their tax advisors regarding the allocation of their aggregate adjusted basis among, and the holding period of, our common stock.
U.S. Information Reporting and Backup Withholding.
Information returns generally will be required to be filed with the Internal Revenue Service (“IRS”) with respect to the receipt of a cash payment from the exchange agent in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split, unless a U.S.
holder is an exempt recipient. In addition, U.S. holders may be subject to a backup withholding tax (at the current applicable rate of
24%) on the payment of this cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.
Certain Administrative Revisions
Also pursuant to the Reverse Stock Split Amendments, the first sentence of subsection (B) of Section 4.1 (Capitalization) of the Alight
Charter will be will also be amended in order make non-substantive changes to the defined terms “Closing Date” and “Business
Combination Agreement” to ensure they remain accurate on a go forward basis.
Impact on Alight Holding Company, LLC Units
As disclosed in “Certain Relationships and Related Person Transactions—The Business Combination,” Alight, Inc. and Alight Holding
Company, LLC (“Alight Holdings”) are organized in an “Up-C” structure, in which substantially all of the assets and business of Alight are held by Alight Holdings, of which Alight is the managing member pursuant to the terms of the Alight Holdings Operating Agreement
(as defined below).  In connection with the Reverse Stock Split Amendments, and as required by the Alight Holdings Operating
Agreement, Alight Holdings will effect a contemporaneous reverse  split with respect to Alight Holdings Units (as defined below) by amending the Alight Holdings Operating Agreement.
Pursuant to the terms of the Alight Holdings Operating Agreement, the applicable valuation price of a Class A Unit or a share of Class A common stock set forth in the definitions of Class B-1 Vesting Event, Class B-1 VWAP Vesting Event, Class B-2 Vesting Event and
Class B-2 VWAP Vesting Event will be automatically adjusted accordingly, in each case as set forth below:

Reverse Stock Split Amendment	Class B-1 Vesting Event Reference Valuation	Class B-1 VWAP Vesting Event Reference Valuation	Class B-2 Vesting Event Reference Valuation	Class B-2 VWAP Vesting Event Reference Valuation
A	$125.00	$125.00	$150.00	$150.00
B	$250.00	$250.00	$300.00	$300.00
C	$375.00	$375.00	$450.00	$450.00
D	$500.00	$500.00	$600.00	$600.00

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82  2026 PROXY STATEMENT
No Appraisal Rights
Under Delaware law, holders of Class A common stock, Class B non-voting common stock (including the Class B-1 common stock and the Class B-2 common stock) and Class V common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the
Reverse Stock Split Amendments.
Interests of Certain Persons in Proposal 6
Certain of our officers and directors have an interest in Proposal 6 as a result of their ownership of shares of Class A common stock,
Class B non-voting common stock (including Class B-1 common stock and Class B-2 common stock) and/or Class V common stock.
However, we do not believe that our officers or directors have interests in Proposal 6 that are different from or greater than those of any of our other holders of Class A common stock, Class B non-voting common stock (including Class B-1 common stock and Class B-2 common stock) and/or Class V common stock.
If Proposal 6 is Not Approved
If Proposal 6 is not approved, we may be unable to maintain the listing of Class A common stock on the NYSE, which could adversely affect the liquidity and marketability of Class A common stock. See “Purposes of the Reverse Stock Split Amendments” above.
VOTE REQUIRED
Approval of the proposed Reverse Stock Split Amendments requires the affirmative vote of the holders, represented in person or by proxy at the Annual Meeting, of a majority in voting power of the outstanding shares of Voting Common Stock, voting together as a single class.
In determining whether this proposal has received the requisite number of affirmative votes, abstentions will count against the proposed
Reverse Stock Split Amendments as set forth in the Form of RSS Certificate of Amendment. Brokers may vote shares with respect to this proposal in the absence of client instructions, and thus it is expected that there will be no broker non-votes with respect to this proposal.
Board Recommendation
Our Board recommends that stockholders vote FOR the approval and adoption of the Reverse Stock Split Amendments as set forth in Appendix C.

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Additional Information
Regarding Our Annual
Meeting
Other Business
The Company knows of no other business to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.
Costs of the Solicitation
We will bear the expense of calling and holding the Annual Meeting and soliciting the proxies on behalf of our Board with respect to the
Annual Meeting. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.
In addition, we have retained MacKenzie, a proxy solicitation firm, to assist us in the solicitation of proxies. Under the agreement with
MacKenzie, MacKenzie will receive an estimated fee of $16,000 for its services, plus the reimbursement of reasonable expenses. We have also agreed to indemnify MacKenzie against certain liabilities relating to, or arising out of, its retention. MacKenzie will solicit proxies by mail, telephone, facsimile, and email. We will also request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of the underlying shares as of the record date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice.
Your cooperation in promptly voting by proxy will help to avoid additional expense.
Householding of Annual Meeting Materials
Any stockholders, including both stockholders of record and beneficial holders who own their shares through a broker, bank, or other nominee, who share an address with another holder of our Voting Common Stock may be sent one Notice of Internet Availability (or a single set of proxy materials, if you requested a printed copy), unless such holders have provided contrary instructions. This practice is intended to (i) lower the carbon footprint associated with our corporate activities and (ii) reduce our printing and postage costs.
However, any such street-name stockholder residing at the same address may request to receive a separate Notice of Internet
Availability or, if applicable, a separate set of proxy materials by contacting their broker, bank, or other nominee, or by sending a written request to: Alight, Inc., 320 South Canal Street, 50th Floor, Suite 5000, Chicago, Illinois 60606, Attn.: Corporate Secretary or by
contacting our Corporate Secretary by email at Corporate.Secretary@alight.com. The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. A stockholder who would like to make one of these requests should contact us as indicated above.

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84  2026 PROXY STATEMENT
Stockholder Proposals and Nominations for the 2027 Annual Meeting
Rule 14a-8 Stockholder Proposal
Under SEC rules, if you want us to include a proposal in our proxy statement for the 2027 Annual Meeting, you must submit it in writing to our Corporate Secretary in writing at Alight, Inc., 320 South Canal Street, 50th Floor, Suite 5000, Chicago, Illinois 60606, Attn.:
Corporate Secretary, by December 31, 2026. However, if we hold the 2027 Annual Meeting more than 30 days before or after the anniversary of the 2026 Annual Meeting date, then a proposal must be received a reasonable time before the Company begins to print and send its proxy materials for the 2027 Annual Meeting. Any such proposal should comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Non-Rule 14a-8 Stockholder Proposals or Nominations
Under our By-laws, a stockholder wishing to bring director nominations or other business before an annual meeting is required to provide advance written notice to the Corporate Secretary regarding such nominations or other business and provide the information and satisfy the other requirements set forth in the By-laws. To be timely, a stockholder who intends to present nominations or a proposal at the 2027 Annual Meeting, other than pursuant to Rule 14a-8, must provide the information set forth in the By-laws no earlier than
February 10, 2027 and no later than March 12, 2027. However, if we hold the 2027 Annual Meeting more than 30 days before, or more than 70 days after, the anniversary of the 2026 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2027 Annual Meeting date, and not later than the close of business on the later of the 90th day prior to the 2027 Annual
Meeting date or the 10th day after public announcement of the 2027 Annual Meeting date. The notice must contain the information required by, and otherwise comply with, our By-laws, and should be addressed to: Alight, Inc., 320 South Canal Street, 50th Floor, Suite
5000, Chicago, Illinois 60606, Attn.: Corporate Secretary. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Universal Proxy Rules
In addition to satisfying the foregoing requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by
Rule 14a-19 under the Exchange Act no later than April 11, 2027. If the 2027 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2027
Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2027 Annual Meeting.

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Incorporation by Reference
To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange
Act, the “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC.
Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.
Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of
the Exchange Act. These forward-looking statements may include, but are not limited to, statements that relate to our planned re-
investment of more than $100 million in 2026, our plans with respect to AI, the anticipated effects of a reverse stock split if approved by stockholders and implemented by the Board and expectations regarding future financial performance and business strategies or expectations for our business. Forward-looking statements can often be identified by the use of words such as “anticipate,” “appear,”
“approximate,” “believe,” “continue,” “could,” “estimate,” “expect,” “foresee,” “intends,” “may,” “might,” “plan,” “possible,” “potential,”
“predict,” “project,” “seek,” “should,” “would” or similar expressions or the negative thereof. These forward-looking statements are based on information available as of the date of this report and the Company’s management’s current expectations, forecasts, and assumptions, and involve a number of judgments, known and unknown risks and uncertainties and other factors, many of which are outside the control of the Company and its directors, officers, and affiliates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date. The Company does not undertake any obligation to update, add or otherwise correct any forward-looking statements contained herein to reflect events or circumstances after the date they were made, whether as a result of new information, future events, inaccuracies that become apparent after the date hereof or otherwise, except as may be required by law. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Factors that could affect future results, include, but are not limited to, those discussed under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report as such factors may be updated from time to time in Alight’s filings with the SEC, which are, or will be, accessible on the SEC’s website at www.sec.gov.
This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.
Website and Social Media Disclosure
We use our website (www.alight.com) and our corporate Facebook (http://www.facebook.com/AlightGlobal), Instagram
(@alight_solutions), LinkedIn (www.linkedin.com/company/alightsolutions), X (@alightsolutions), and YouTube (www.youtube.com/c/
AlightSolutions) accounts as well as Rohit Verma’s LinkedIn account (https://www.linkedin.com/in/rohit-verma-4291a5/) as channels of distribution of Company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings, and public conference calls and webcasts. The contents of our website and social media channels are not, however, a part of this Proxy Statement.

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86  2026 PROXY STATEMENT
Appendices
Appendix A
Proposed Amendments to the Alight Charter Pursuant to Proposal No. 4
If the proposal to amend the Alight Charter pursuant to Proposal No. 4 is approved, Section 6.1 of Article VI of the Alight Charter would be amended and restated as set forth in the amendment to the Alight Charter that follows:
CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ALIGHT, INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
                            Alight, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware
(the “Corporation”), does hereby certify that:
                            1.          Section 6.1 of Article VI of the Amended and Restated Certificate of Incorporation of the Corporation (as
heretofore amended, the “Certificate of Incorporation”) is hereby amended by deleting Section 6.1 in its entirety and adding a new
Section 6.1 to read as follows:
“Section 6.1. Board of Directors.
(A) Except as otherwise provided in this Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board. Subject to the investor rights agreement dated as of July 2, 2021, by and among (i) the Corporation, (ii) the Blackstone Investors (as defined therein), (iii) the New Mountain Partner Investors (as defined therein), (iv) the Sponsor Investors (as defined therein), (v) the GIC Investor (as defined therein), (vi) the PF Investor (as defined therein), and (vii) the other parties thereto (as amended by the First Amendment to the Investor Rights Agreement, dated as of
February 2, 2023 and as may be subsequently amended, the “Investor Rights Agreement”), the total number of directors constituting the whole Board shall be determined from time to time by resolution adopted by the Board. The directors (other than any directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be (the “Preferred Stock Directors”)) shall be divided into three classes designated Class I, Class II and Class III. At each annual meeting of stockholders of the Corporation (an “Annual Meeting”), successors to the class of directors whose term expires at that Annual Meeting shall be elected for a term expiring at the third succeeding Annual Meeting. Notwithstanding the foregoing, commencing at the Annual Meeting to be held in 2027 (the “2027 Annual Meeting”), each director of the Corporation to be elected at such Annual Meeting (other than any Preferred Stock Directors) shall be elected annually and shall hold office until the next Annual
Meeting and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal from office. For the avoidance of doubt, any director in office prior to the election of directors at the 2027
Annual Meeting whose term expires at the Annual Meeting to be held in 2028 or the Annual Meeting to be held in 2029, and any person appointed to fill a vacancy in respect of the remaining term of such director (each such director, a “Continuing Classified
Director”), shall continue to hold office until the end of the term for which such director was elected or appointed and until his or her

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successor shall be elected and qualified, or his or her death, resignation, retirement, disqualification or removal from office.
Notwithstanding the foregoing or anything herein to the contrary, commencing with the election of directors at the Annual Meeting to be held in 2029, the Board shall cease to be classified, and all directors (other than any Preferred Stock Director) shall be elected for a term expiring at the next succeeding Annual Meeting.
(B) Subject to the special rights granted to the holders of any one or more series of Preferred Stock then outstanding and the rights granted pursuant to the Investor Rights Agreement, any newly-created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director (and not by the stockholders). Any director appointed to fill a vacancy or newly created directorship shall hold office for a term that shall coincide with the remaining term of the class, if any, to which such director has been appointed and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. In no case shall a decrease in the number of directors remove, or shorten the term of, any incumbent director.
(C) Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted by the By-Laws. Until the 2027 Annual Meeting, any or all of the directors (other than any Preferred Stock Director) may be removed only for cause and only upon the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
From and after the 2027 Annual Meeting, any or all of the directors (other than the directors elected by the holders of any series of
Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be)
may be removed, with our without cause, upon the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class; provided that, until their next election at an Annual Meeting, the Continuing Classified Directors may only be removed for cause and only upon the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Notwithstanding the foregoing, the removal of any director designated pursuant to the Investor Rights Agreement shall require, in addition to any vote required by this Amended and Restated Certificate of Incorporation or applicable law, the consent of the Person who designated such director pursuant to the Investor Rights Agreement.
(D) Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect one or more Preferred Stock Directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such Preferred Stock Directors shall be governed by the terms of this Certificate of Incorporation (including any certificate of designations relating to any series of
Preferred Stock) applicable thereto. Notwithstanding Section 6.1(A), the number of Preferred Stock Directors that may be elected by the holders of any such series of Preferred Stock, voting separately as a series or separately as a class with one or more such other series, shall be in addition to the number fixed pursuant to Section 6.1(A) hereof, and the total number of directors constituting the whole Board shall be automatically adjusted accordingly.
(E) Directors of the Corporation need not be elected by written ballot unless the By-Laws shall so provide.”
              2.          The amendments described herein have been duly adopted in accordance with Section 242 of the General
Corporation Law of the State of Delaware.
[Signature Page Follows]
IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this [__] day of [__], 2026.
ALIGHT, INC.
By: /s/
Name:
Title:

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88  2026 PROXY STATEMENT
Appendix B
Proposed Amendments to the Alight Charter Pursuant to Proposal No. 5
If the proposal to amend the Alight Charter pursuant to Proposal No. 5 is approved, the Alight Charter would be amended and restated
to add a new Article XIV as set forth in the amendment to the Alight Charter that follows:
CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ALIGHT, INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
                            Alight, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware
(the “Corporation”), does hereby certify that:
                            1.          The Amended and Restated Certificate of Incorporation of the Corporation (as heretofore amended, the
“Certificate of Incorporation”) is hereby amended by adding a new Article XIV as follows:
“Article XIV
Section 14.1. Limited Liability of Officers. To the fullest extent permitted by applicable law, no officer of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation, shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
Neither the amendment nor the repeal of this Article XIV shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of an officer of the Corporation existing prior to such amendment or repeal. For purposes of this Article XIV,
“officer” shall have the meaning provided in Section 102(b)(7) of the DGCL.”
              2.          The amendments described herein have been duly adopted in accordance with Section 242 of the General
Corporation Law of the State of Delaware.
[Signature Page Follows]
IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this
[__] day of [__], 2026.
ALIGHT, INC.
By: /s/
Name:
Title:

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Appendix C
Proposed Amendments to the Alight Charter Pursuant to Proposal No. 6
If the proposal to amend the Alight Charter pursuant to Proposal No. 6 is approved and our Board elects to implement a Reverse Stock
Split, Sections 4.1(A) and 4.1(B) of Article IV of the Alight Charter would be amended and restated as set forth in the amendment to the
Alight Charter that follows:
CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ALIGHT, INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
                            Alight, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware
(the “Corporation”), does hereby certify that:
                            1.          Section 4.1(A) and Section 4.1(B) of Article IV of the Amended and Restated Certificate of Incorporation
of the Corporation (as heretofore amended, the “Certificate of Incorporation”) are hereby amended by deleting them in their entirety and adding new Sections 4.1(A) and Section 4.1(B) to read as follows:
                            “(A) The total number of shares of all classes of stock that the Corporation is authorized to issue is [Amendment A:
122,790,000; Amendment B: 61,895,000; Amendment C: 41,596,672; Amendment D: 31,447,500] shares, consisting of (i) 1,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), (ii) [Amendment A: 100,000,000; Amendment B:
50,000,000; Amendment C: 33,333,334; Amendment D: 25,000,000] shares of Class A Common Stock, par value $0.0001 per share
(“Class A Common Stock”), (iii) [Amendment A: 3,000,000; Amendment B: 1,500,000; Amendment C: 1,000,002; Amendment D:
750,000] shares of Class B Non-Voting Common Stock, par value $0.0001 per share (“Class B Common Stock”), which shall be divided into [Amendment A: 1,000,000; Amendment B: 500,000; Amendment C: 333,334; Amendment D: 250,000] series of shares of Class B-1 Common Stock, par value $0.0001 per share (“Class B-1 Common Stock”), [Amendment A: 1,000,000; Amendment B:
500,000; Amendment C: 333,334; Amendment D: 250,000] series of shares of Class B-2 Common Stock, par value $0.0001 per share
(“Class B-2 Common Stock”) and [Amendment A: 1,000,000; Amendment B: 500,000; Amendment C: 333,334; Amendment D:
250,000] series of shares of Class B-3 Common Stock, par value $0.0001 per share (“Class B-3 Common Stock”), (iv) [Amendment
A: 17,500,000; Amendment B: 8,750,000; Amendment C: 5,833,334; Amendment D: 4,375,000] shares of Class V Common Stock, par value $0.0001 per share (“Class V Common Stock”) and (v) [Amendment A: 1,290,000; Amendment B: 645,000; Amendment C:
430,002; Amendment D: 322,500] shares of Class Z Non-Voting Common Stock, par value $0.0001 per share (“Class Z Common
Stock”), which shall be divided into [Amendment A: 1,150,000; Amendment B: 575,000; Amendment C: 383,334; Amendment D:
287,500] series of shares of Class Z-A Common Stock, par value $0.0001 per share (“Class Z-A Common Stock”), [Amendment A:
70,000; Amendment B: 35,000; Amendment C: 23,334; Amendment D: 17,500] series of shares of Class Z-B-1 Common Stock, par value $0.0001 per share (“Class Z-B-1 Common Stock”) and  [Amendment A: 70,000; Amendment B: 35,000; Amendment C:
23,334; Amendment D: 17,500] series of shares of Class Z-B-2 Common Stock, par value $0.0001 per share (“Class Z-B-2 Common
Stock”) (the Class Z Common Stock, together with the Class A Common Stock, the Class B Common Stock and the Class V Common
Stock, the “Common Stock”). The number of authorized shares of any of the Class A Common Stock, Class B Common Stock, Class
V Common Stock, Class Z Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class or series then outstanding or, in the case of Class A Common Stock, necessary for issuance upon conversion of outstanding shares of Class B Common Stock and Class Z-A Common Stock or upon exchange of Class A Units (as defined in the Second
Amended and Restated Limited Liability Company Agreement of Alight Holding Company, LLC (as it may be amended and/or restated from time to time, the “LLC Agreement”)) and corresponding shares of Class V Common Stock) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of
Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock, the Class B Common Stock, the Class V Common Stock, Class Z Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Certificate of Incorporation or any certificate of designations relating to any series of Preferred Stock. Notwithstanding anything to the contrary set forth herein, shares of Class Z
Common Stock may be fractional shares.
(B) For purposes of this Certificate of Incorporation (i) the term “Closing Date” shall mean July 2, 2021 and the term
“Business Combination Agreement” shall mean that Amended and Restated Business Combination Agreement, dated as of April 29,
2021, by and among the Corporation, Foley Trasimene Acquisition Corp., Tempo Holding Company, LLC, Acrobat Merger Sub,
LLC, Acrobat SPAC Merger Sub, Inc., Acrobat Blocker 1 Corp., Acrobat Blocker 2 Corp., Acrobat Blocker 3 Corp., Acrobat Blocker

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approval	Say-On- Pay	Board Declassification	Officer Exculpation	Reverse Stock Split	Additional Information
90  2026 PROXY STATEMENT
4 Corp., Tempo Blocker I, LLC, Tempo Blocker II, LLC, Blackstone Tempo Feeder Fund VII L.P. and New Mountain Partners IV
Special (AIV-E), LP., as it may be amended and/or restated from time to time.
Upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), the shares of Class Common A
Stock, Class B-1 Common Stock, Class B-2 Common Stock, and Class V Common Stock issued and outstanding or held in the treasury (if any) immediately prior to the Effective Time shall be automatically combined and reclassified, without further action, such that (i) each [Amendment A: 10; Amendment B: 20; Amendment C: 30; Amendment D: 40] shares of Class A Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall be reclassified into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock, (ii) each [Amendment A: 10; Amendment B: 20; Amendment C: 30;
Amendment D: 40] shares of Class B-1 Common Stock issued and outstanding or held in treasury immediately prior to the Effective
Time shall be reclassified into one (1) validly issued, fully paid and non-assessable share of Class B-1 Common Stock, (iii) each
[Amendment A: 10; Amendment B: 20; Amendment C: 30; Amendment D: 40] shares of Class B-2 Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall be reclassified into one (1) validly issued, fully paid and non-assessable share of Class B-2 Common Stock and (iv) each [Amendment A: 10; Amendment B: 20; Amendment C: 30;
Amendment D: 40] shares of Class V Common Stock issued and outstanding or held in treasury immediately prior to the Effective
Time shall be reclassified into one (1) validly issued, fully paid and non-assessable share of Class V Common Stock (collectively, the
“Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who would otherwise be entitled to a fraction of a share of Class A Common Stock, Class B-1 Common Stock, Class B-2
Common Stock or Class V Common Stock, as applicable, as a result of the Reverse Stock Split, as of the Effective Time, shall be entitled to receive a cash payment in an amount equal to the fair value thereof as of the Effective Time (as determined by the Board of
Directors), without interest.  Each stock certificate that, immediately prior to the Effective Time, represented shares of Class A
Common Stock, Class B-1 Common Stock, Class B-2 Common Stock or Class V Common Stock, as applicable, that was issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of Class A Common Stock, Class B-1 Common Stock,
Class B-2 Common Stock and Class V Common Stock, as applicable, into which the shares formerly represented by such certificate shall have been reclassified as a result of the Reverse Stock Split, provided, however, that each stockholder of record holding a certificate that represented shares of Class A Common Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class V
Common Stock, as applicable, that were issued and outstanding immediately prior to the Effective Time shall be entitled to receive, from and after the Effective Time, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Class A Common Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class V Common Stock, as
applicable, into which the shares represented by such certificate shall have been reclassified as a result of the Reverse Stock Split.”
              2.          The amendments described herein have been duly adopted in accordance with Section 242 of the General
Corporation Law of the State of Delaware.
              3.          This Certificate of Amendment and the amendments described herein shall be effective at ________ on
DATE.
[Signature Page Follows]
IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this [__] day of [__], 2026.
ALIGHT, INC.
By: /s/
Name:
Title:

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ALIT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION
To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93834-P44978 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALIGHT, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 THROUGH 6.

	For	Withhold
1a. Russell P. Fradin	☐	☐
1b. Robert A. Lopes, Jr.	☐	☐
1c. Richard N. Massey	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE VOTE TODAY!
SEE REVERSE SIDE
FOR THREE EASY WAYS TO VOTE.

V93835-P44978

ALIGHT, INC.
2026 ANNUAL MEETING OF STOCKHOLDERS
June 10, 2026 1:00 p.m. Central Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Rohit Verma and Martin T. Felli, and each of them, as the undersigned's true and lawful attorneys, agents, and proxies (with full power of substitution in each) to vote all shares of common stock of Alight, Inc. ("Alight" or the "Company"), standing in the undersigned's name, that the undersigned is entitled to cast at Alight's 2026 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the "Annual Meeting").

If you are a stockholder of record, this proxy card, when properly executed, will be voted in the manner directed herein and revokes any proxy previously given by the undersigned with respect to the Annual Meeting. **If this proxy is validly executed but voting instructions are not marked with respect to a proposal, this proxy will be voted "FOR" each of the director nominees in Proposal 1 and "FOR" Proposals 2 through 6. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting.**

YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY

(continued on the reverse side)